UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Mid-America Apartment Communities, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MID-AMERICA APARTMENT COMMUNITIES, INC.

2025 ANNUAL MEETING OF SHAREHOLDERS
www.virtualshareholdermeeting.com/MAA2025
Tuesday, May 20, 2025
12:30 p.m. CDT

PROXY STATEMENT
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION
TO MY FELLOW SHAREHOLDERS

I am pleased to invite you to attend the 2025 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc. The meeting will be held at 12:30 p.m., Central Daylight Time, on Tuesday, May 20, 2025. We will be conducting the meeting online in order to provide all of our shareholders the same opportunity to participate as they would have at an in-person meeting, including the right to vote and the ability to ask questions through the virtual meeting platform. We believe a virtual-only format allows equal access to our shareholders as it eliminates both the time and cost associated with physically attending the meeting for our geographically dispersed shareholders and any other limitations of our shareholders, associates and Directors.

The Notice of Annual Meeting of Shareholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted during the meeting. Your vote on the proposals to be voted upon during the 2025 Annual Meeting of Shareholders is important to us, and I encourage you to vote in advance, regardless of whether you plan to virtually attend the meeting or not.

The Board and I were enthused to promote Brad Hill to Chief Executive Officer after 15 years of dedicated service to MAA. The promotion was effective on April 1, 2025, as a result of our ongoing succession planning. His real estate and industry expertise, leadership and passion for MAA make me excited for the future of our company. The Board of Directors has also nominated Brad for election to the Board of Directors by shareholders at the 2025 Annual Meeting of Shareholders. You will find more information about Brad in the following Proxy Statement.

As part of our long-term proactive director succession efforts, the Board of Directors has also nominated Sheila K. McGrath to be elected by shareholders at the 2025 Annual Meeting of Shareholders. Sheila was appointed to the Board of Directors in September 2024 to provide some overlap with upcoming director retirements. Sheila brings a wealth of understanding of the analyst community, capital markets and industry analysis, among other expertise. You will find more information about Sheila in the following Proxy Statement.

I would like to recognize Thomas H. Lowder and James K. Lowder for their 11½ years of service to MAA as members of our Board of Directors. Tom and Jimmy are ineligible to be nominated for re-election at the 2025 Annual Meeting of Shareholders under our mandatory retirement policy. They joined the Board of Directors as part of our merger with Colonial Properties Trust in October 2013, after having both served on the Colonial Properties Trust Board of Trustees. Tom also served as Colonial Properties Trust’s Chief Executive Officer. Tom and Jimmy’s prior service to Colonial Properties Trust, real estate knowledge, REIT experience and market acumen helped ensure a smooth and successful integration of our companies and their expertise, experience and dedicated service continued to provide valuable guidance to MAA after the merger.

Should all director nominees be elected at the 2025 Annual Meeting of Shareholders, the size of the Board of Directors will reduce to eleven members. While we may temporarily increase the size of the Board of Directors from time to time as we execute our long-term succession plans, the Board of Directors feels that membership between nine and eleven is the appropriate balance of expertise and experience, divergent viewpoints and independent voices with efficiency of operations and overall cost control for MAA’s current needs.

Finally, I would like to take a moment to acknowledge the long-term service of W. Reid Sanders, who sadly passed away earlier this year. Reid joined the Board of Directors in 2010 and served as a dedicated and inspiring director until his passing. His business, real estate and investment acumen along with his years of selfless charitable and civic endeavors speak for themselves and helped define the strength and culture of our Board of Directors. He is greatly missed by the MAA family.

Along with the other members of the Board of Directors and my fellow MAA associates, I thank you for your support and interest in MAA, and I look forward to hosting you at the 2025 Annual Meeting of Shareholders.

Sincerely,

H. Eric Bolton, Jr.
Chairman of the Board of Directors
April 1, 2025

2025 PROXY STATEMENT	1

INTRODUCTION
DEFINED TERMS, ACRONYMS AND ABBREVIATIONS

MEETING AND MATERIALS
Annual Meeting	2025 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc.
Annual Meeting Notice	Notice of 2025 Annual Meeting of Shareholders
Annual Report	Annual Report to Shareholders for the Year Ended December 31, 2024
Beneficial Shareholder	A Beneficial Shareholder is a shareholder whose shares are held by a bank, brokerage firm or other nominee. Such shares are often referred to as being held in Street Name.
MAA, we, us, our	Mid-America Apartment Communities, Inc.
Notice of Internet Availability	Notice Regarding Internet Availability of Proxy Materials
Proxy Statement	This Proxy Statement
Shareholder of Record or Registered Shareholder	A Shareholder of Record, also referred to as a Registered Shareholder, is a shareholder who owns their shares directly through MAA’s transfer agent, Broadridge Corporate Issuer Solutions, Inc.
Voter Instruction Form	Instructions included with proxy materials provided to Beneficial Shareholders by a bank, brokerage firm or other nominee.

EXECUTIVE AND DIRECTOR COMPENSATION
401(K) Plan	MAA 401(K) Savings Plan
2023 Omnibus	Mid-America Apartment Communities, Inc. 2023 Omnibus Incentive Plan
AIP	Annual Incentive Plan
CAP	Compensation Actually Paid
Code	Internal Revenue Code of 1986, as amended
Director Deferred Compensation Plan	Non-Qualified Deferred Compensation Plan for Outside Company Directors
Executive Deferred Compensation Plan	Non-Qualified Executive Deferred Compensation Plan
FAD	Funds Available for Distribution
FFO	Funds From Operations
FFO per Share	Funds From Operations per Diluted Common Share and Unit
LTIP	Long-Term Incentive Program
NEO	Named Executive Officer
NOI	Net Operating Income
Pearl Meyer	Pearl Meyer & Partners, LLC
SS	Same Store
TSR	Total Shareholder Return

ACCOUNTING AND AUDITING
ASC	Accounting Standards Codification
FASB	Financial Accounting Standards Board
GAAP	Generally Accepted Accounting Principles
Financial Expert	Audit committee financial expert as defined under Item 401(h) of Regulation S-K

GENERAL TERMS AND COMMON ABBREVIATIONS
Board	Refers to the Board of Directors of Mid-America Apartment Communities, Inc.
CAO	Chief Administrative Officer
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CIO	Chief Investment Officer
CSAO	Chief Strategy & Analysis Officer
Director	A current member of the Board of Directors of Mid-America Apartment Communities, Inc.
Director Nominees	The individuals being presented for shareholder approval at the Annual Meeting to serve as directors of MAA until the 2026 annual meeting of shareholders
ERM	Enterprise Risk Management
EVP	Executive Vice President
GC	General Counsel
NYSE	New York Stock Exchange
REIT	Real Estate Investment Trust
SEC	United States Securities and Exchange Commission
SVP	Senior Vice President

2025 PROXY STATEMENT	2

INTRODUCTION

INTRODUCTION		Pages 4-8
4	Notice of 2025 Annual Meeting of Shareholders
5	New and Notable
5	Additional Information and Resources
6	Proxy Highlights

PROPOSAL 1: ELECTION OF DIRECTORS		Pages 9-38
9	The Board’s Role and Responsibilities
11	Board Structure and Composition
15	Additional Board Governance
22	Process for Identifying and Selecting Director Nominees
24	Director Nominees for Election
36	Non-Management Director Compensation

PROPOSAL 2: EXECUTIVE COMPENSATION		Pages 39-68
40	Executive Officers of the Registrant
41	Compensation Discussion and Analysis (section Table of Contents on page 41)
56	Compensation Committee Report
57	Executive Compensation Tables
66	CEO Pay Ratio
67	Pay Versus Performance

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM		Pages 69-72
70	Audit and Non-Audit Fees
70	Audit Committee Policies
72	Audit Committee Report

SECURITIES OWNERSHIP		Pages 73-74
73	Securities Authorized for Issuance Under Equity Compensation Plans
73	Security Ownership of Certain Beneficial Owners
74	Security Ownership of Management

GENERAL INFORMATION		Pages 75-79
75	Meeting Information
76	Voting Information
77	Meeting Materials Information
79	Matters Related to the 2026 Annual Meeting of Shareholders
79	Questions

NON-GAAP FINANCIAL MEASURES		Pages 80-81

OTHER MATTERS		Pages 82

CAUTIONARY INFORMATION AND FORWARD-LOOKING STATEMENTS

This document may include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Exchange Act as well as protections afforded by other federal securities laws. All statements other than statements of historical or current facts, including statements regarding our environmental and other sustainability plans and goals, made in this document are forward-looking. We use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” “plans,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions to identify forward-looking statements. Forward-looking statements reflect management's current expectations and are inherently uncertain. The forward-looking statements in this document are subject to certain known and unknown risks, uncertainties and other factors including the risks relating to the company’s strategy, operations and performance and the financial, legal, tax, regulatory, compliance, reputational, and other factors discussed in “Risk Factors” in the company's Annual Report on Form 10- K for fiscal year 2024 and subsequent filings with the SEC, which are available at http://www.sec.gov. Although we believe that the assumptions underlying any forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements may not prove to be accurate. In light of the significant uncertainties inherent in any forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

2025 PROXY STATEMENT	3

INTRODUCTION
NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
ITEMS OF BUSINESS		Board Recommendation	Page	MEETING INFORMATION

1.	Elect the 11 Director Nominees named in the Proxy Statement to serve until the 2026 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified.	✔ FOR each Director Nominee	9	Date and Time	Annual Meeting Website
				Tuesday, May 20, 2025	Shareholders can access materials and vote prior to the Annual Meeting by using their 16-digit Control Number to log into www.ProxyVote.com.
				12:30 p.m. CDT

				Virtual Meeting Access

Shareholders may participate in the Annual Meeting by using their 16-digit Control Number to log into www.virtualshareholdermeeting.com/MAA2025.

During the meeting, shareholders will be able to ask questions related to the items of business to be considered and access additional materials including the Agenda and Rules of Conduct for the meeting, as well as the shareholder list.

2.	Advisory (non-binding) vote to approve NEO compensation.	✔ FOR	39

					Record Date
3.	Ratify the appointment of Ernst & Young LLP as MAA’s independent registered public accounting firm for fiscal year 2025.	✔ FOR	69		Shareholders of record at the close of business on Friday, March 14, 2025, are entitled to receive this notice and to vote on the items of business.

In addition to the above matters, shareholders will also consider any other business as may properly come before the meeting or adjournment or postponement thereof.

					Access Materials
					www.ProxyVote.com or

Your vote is important to us. Regardless of whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares in advance of the meeting.

To ensure that all of our shareholders are afforded the same rights and opportunities to participate, the 2025 MAA Annual Meeting of Shareholders will be held as a virtual meeting via the internet. Shareholders will be able to view the shareholder list, ask questions related to the items of business being considered and vote during the meeting through the virtual meeting platform.

By Order of the Board of Directors,
Leslie B.C. Wolfgang
Senior Vice President, Chief Ethics and Compliance Officer and
Corporate Secretary

April 1, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 20, 2025
The following materials are available at http://materials.ProxyVote.com/59522J
•  Notice of the Annual Meeting of Shareholders to be held on May 20, 2025
•  2025 Proxy Statement
•  Annual Report to Shareholders for fiscal year ended December 31, 2024

A Notice Regarding the Internet Availability of Proxy Materials or the proxy statement, form of proxy and accompanying materials are first being sent to shareholders on or about April 1, 2025.

					Call 800-579-1639
					You will need your
					16-digit Control Number

					Additional information
					and Guest instructions
					can be found in the
					Proxy Statement.

				HOW TO VOTE

				Early Vote Online	Vote During the Meeting
				www.ProxyVote.com	To vote during the meeting use your 16-digit Control Number to log into www.virtualshareholdermeeting.com/MAA2025.
				Log in with your 16-digit Control Number

				Early Vote by Phone
				800-690-6903
				You will need your 16-digit Control Number
					Beneficial Owners
					Not all Beneficial Owners will be able to utilize one of these voting methods. If your Control Number is not recognized, please refer to the instructions provided to you by your bank or broker.
				Early Vote by Mail
				Sign, date and follow the instructions on your Proxy Card or Voter Instruction Form to submit your vote by mail.

				QR Code
				Scan the QR code on your Proxy Card or Voter Instruction Form

2025 PROXY STATEMENT	4

INTRODUCTION
NEW AND NOTABLE

✓
Under our mandatory age limitation policy to support director refreshment, Thomas H. Lowder and James K. Lowder are not eligible to be nominated for election by shareholders at the Annual Meeting. As such, you will not find them in our list of director nominees.

✓
Sheila K. McGrath was appointed to the Board in September 2024 as part of our long-term director succession plans. She is presented in this Proxy Statement as a nominee for shareholder election. You can find detailed information on Ms. McGrath on Pages 24-25 and 33.

✓
Brad Hill, Chief Executive Officer since April 1, 2025, is presented in this Proxy Statement as a nominee for shareholder election. You can find detailed information on Mr. Hill on Pages 24-25 and 31. H. Eric Bolton, Jr. transitioned to Executive Chairman and will continue as Chairman of the Board, should he be elected by shareholders.

✓
Should all of the director nominees be elected by shareholders, the size of the Board will decrease to 11 as we continue to proactively execute our long-term director succession plan to replace skills, experience and expertise of retiring directors, add new capabilities and contributions to meet evolving and expected future business needs, and expand the diversity of the Board to establish a breadth of perspectives, while managing the size, cost and efficiency of Board operations.

✓
We updated our Insider Trading Policy and Special Trading Procedures for Insiders for amendments made by the SEC to Rule 10b5-1 that became effective February 27, 2023. MAA insiders have been in compliance with the amended SEC rule since its effective date. However, in 2024, the Audit Committee determined, for governance purposes, that it was appropriate to incorporate the specific Rule 10b5-1 requirements into our written procedures. The Insider Trading Policy and Special Trading Procedures for Insiders can be found as Exhibit 19 – Statement of Company Policy on Insider Trading and Disclosure to our Annual Report on Form 10-K filed on February 7, 2025.

ADDITIONAL INFORMATION AND RESOURCES

Information in this Proxy Statement focuses on the business to be brought before the 2025 Annual Meeting of Shareholders. As a result, it may not include all information of interest to each of our shareholders or other interested parties. Below, we have listed resources that provide expanded discussions on several topics that may be of interest. Please note that any websites, materials or documents listed below (or throughout this Proxy Statement) are not incorporated by reference in this Proxy Statement.

CYBERSECURITY
Discussions on Board and Audit Committee oversight of our cybersecurity platform can be found in this Proxy Statement on pages 9-10 and 14. For additional information and discussion regarding our cybersecurity risk management program and cybersecurity risks, we encourage you to read Item 1C. Cybersecurity and Item 1A. Risk Factors – “We rely on information technology systems in our operations, and any breach or security failure of those systems could materially adversely affect our business, financial condition, results of operations and reputation” in our Annual Report on Form 10-K filed with the SEC on February 7, 2025.    https://www.sec.gov

HUMAN CAPITAL
You can find additional disclosures related to our human capital in the Item 1. Business section of our Annual Report on Form 10-K filed with the SEC on February 7, 2025.    https://www.sec.gov

In addition, our Human Rights Statement can be viewed on our website.    ir.maac.com/overview/Sustainability

CORPORATE RESPONSIBILITY
Because our corporate responsibility initiatives impact all areas of our company, you will not find a dedicated corporate responsibility section in this Proxy Statement. Rather, to assist shareholders in evaluating the matters being presented for approval at the Annual Meeting, the Proxy Statement primarily incorporates corporate responsibility concepts that are directly related to the meeting proposals. For a better understanding of our entire corporate responsibility program, we encourage you to read the documents below that provide enhanced discussions and more detailed information regarding our progress and commitments towards our people empowerment, portfolio resiliency, and stakeholder engagement objectives. They are available on our website.

ir.maac.com/overview/Sustainability

	Corporate Sustainability Reports	Policy on Political Contributions	Vendor Code of Conduct	Human Rights Statement
BYLAWS AND CHARTER
For copies of our Bylaws and Charter, visit the SEC website.    https://www.sec.gov

Bylaws:  Exhibit 3.1 to the Current Report on Form 8-K that was filed on December 13, 2023
Charter:  Exhibit 3.1 to the Annual Report on Form 10-K which was filed on February 24, 2017

OTHER GOVERNANCE DOCUMENTS	For copies of corporate governance documents, visit our investor relations website. ir.maac.com/overview/corporate-governance
	Corporate Governance Guidelines Code of Conduct Whistleblower Policy Communications with the Board		Committee Charters
			Audit Compensation	Nominating and Corporate Governance Real Estate Investment
COMMUNICATE WITH THE BOARD	You can use the address to the right to contact the Board. Please indicate the appropriate recipient.		MAA ATTN: [Board or Group Name] c/o Corporate Secretary 6815 Poplar Ave., Ste. 500 Germantown, TN 38138
	Board Committee(s)	Independent Directors Non-Management Directors

2025 PROXY STATEMENT	5

INTRODUCTION
PROXY HIGHLIGHTS	PROPOSAL 1: ELECTION OF DIRECTORS
Below are summary details of the director nominees being presented to shareholders for approval at the Annual Meeting. Pages 24-25 have an expanded schedule including key knowledge and experience. In alignment with the Board’s proactive long-term succession plans, the size of the Board will be reduced to 11 members.

DIRECTOR NOMINEES	AGE	GENDER	RACE	TENURE	OTHER PUBLIC BOARDS	POSITION	COMMITTEES (Pending Election)
							A	C	NCG	REI
H. Eric Bolton, Jr. Chairman MANAGEMENT	68	M	W	1997	1	Executive Chairman of MAA				CHAIR
Deborah H. Caplan INDEPENDENT	62	F	W	2023	2	Past EVP, Human Resources and Corporate Services of NextEra Energy, Inc.		CHAIR	✓
John P. Case INDEPENDENT	61	M	W	2023	1	Past CEO, President and CIO of Realty Income Corp.		✓		✓
Tamara Fischer INDEPENDENT Financial Expert	69	F	W	2023	2	Executive Chairman of National Storage Affiliates Trust	✓			✓
Alan B. Graf, Jr. LEAD INDEPENDENT Financial Expert	71	M	W	2002	None	Past EVP and CFO of FedEx Corporation	CHAIR
Brad Hill MANAGEMENT	49	M	W	2025 If elected	None	Chief Executive Officer and President of MAA				✓
Edith Kelly-Green INDEPENDENT Financial Expert	72	F	AA	2020	None	Founding Partner of JKG Properties LLC and The KGR Group Past VP and Chief Sourcing Officer of FedEx Express	✓		✓
Sheila K. McGrath INDEPENDENT	60	F	W	2024	3	Past Senior Managing Director of Evercore ISI		✓		✓
Claude B. Nielsen INDEPENDENT	74	M	W	2013	None	Past Chairman of the Board of Directors and CEO of Coca-Cola Bottling Company United, Inc.		✓	CHAIR
Gary S. Shorb INDEPENDENT	74	M	W	2012	None	Executive Director of the Urban Child Institute Past President and CEO of Methodist Le Bonheur Healthcare	✓		✓
David P. Stockert INDEPENDENT	63	M	W	2016	None	Past CEO and President of Post Properties, Inc.			✓	✓
AA = African American, W = White
A = Audit, C = Compensation, NCG = Nominating and Corporate Governance, REI = Real Estate Investment
Age is as of May 20, 2025, the meeting date for the Annual Meeting.

AGGREGATE DIRECTOR NOMINEE DEMOGRAPHICS

The Board considers diversity of its membership to be a key component of long-term success and the Nominating and Corporate Governance Committee has identified gender, racial and ethnic diversity as critical criteria for potential director candidates in order to proactively work towards expanded diverse representation within its membership, reflective of our investors, associates and residents.

INDEPENDENCE	AGE Average = 68 Range = 25 yrs	TENURE Range = 23 yrs	GENDER	RACE

MORE INFORMATION

Additional detail and more information regarding the election of directors can be found in PROPOSAL 1: ELECTION OF DIRECTORS starting on page 9.	The Board of Directors recommends a vote FOR The Election of Directors

2025 PROXY STATEMENT	6

INTRODUCTION
PROXY HIGHLIGHTS	PROPOSAL 2: EXECUTIVE OFFICER COMPENSATION
Below are summary details of 2024 target and earned compensation presented to shareholders for approval at the Annual Meeting. The Compensation Discussion and Analysis section of the Proxy Statement can be found on pages 41-56.

2024 TARGET COMPENSATION

ACTUAL INCENTIVE PLAN METRIC PERFORMANCE

The below charts compare the actual performance results for metrics with performance periods ending on December 31, 2024, against the performance ranges within their respective plans, as calculated per the plans.
2024 AIP CORE FFO PER SHARE Performance range equals initial 2024 guidance.	2024 LTIP FAD (in millions) Performance range equals FAD underlying initial 2024 guidance.
2024 AIP SS NOI GROWTH Performance range equals initial 2024 guidance.	2022 LTIP ANNUALIZED 3-YR TSR Target based on the Dow Jones U.S. Real Estate Apartments Index.
Regardless of performance, individual awards are capped at the maximum payout opportunity within the respective plan and no awards are earned for performance below Threshold.
Reconciliations of net income available for MAA common shareholders to Core FFO per Share, SS NOI and FAD are set forth in the Non-GAAP Financial Measures section on page 80-81.

DIRECT COMPENSATION REALIZED IN 2024

								TOTAL		TOTALS AS AWARDED
	2024	2024 AIP					2022 LTIP	DIRECT			SHARES OF
	SALARY	CORE FFO	SS NOI	FUNCTIONAL	2024 LTIP (1)		3-YR TSR	COMPENSATION			RESTRICTED
	RECEIVED	PER SHARE	GROWTH	GOALS	SERVICE	FAD	(2)	REALIZED (3)	TARGET (4)	CASH	STOCK
Bolton, CEO	$946,908	$1,422,211	$450,355	N/A	$1,330,693	$2,259,041	$-	$6,409,208	$8,533,268	$2,819,474	23,224
Holder, CFO	$417,755	$ 212,378	$100,877	$102,876	$ 149,005	$ 252,877	$-	$1,235,768	$1,486,646	$ 833,886	2,600
Campbell, Former CFO	$377,061	N/A	N/A	N/A	N/A	N/A	$-	$ 377,061	$ 366,545	$ 377,061	-
Hill, President & CIO	$596,162	$ 450,006	$213,749	$196,450	$ 421,049	$ 714,732	$-	$2,592,147	$3,300,043	$1,456,367	7,348
DelPriore, GC & CAO	$582,259	$ 378,961	$180,004	$170,533	$ 374,987	$ 636,674	$-	$2,323,418	$2,944,241	$1,311,757	6,545
Argo, CSAO	$383,910	$ 173,076	$ 82,210	$ 73,306	$ 107,890	$ 183,165	$-	$1,003,557	$1,192,302	$ 712,502	1,883
(1)	Represents shares of restricted stock granted or earned in 2024, valued at the closing stock price of $154.57 on December 31, 2024.
(2)	No awards were earned.
(3)
Total direct compensation realized includes salary received during 2024, annual bonuses earned under the 2024 AIP, value of awards earned under the 2024 LTIP for the service shares and FAD metric (for which the performance period ended on December 31, 2024) based on the closing stock price on December 31, 2024 of $154.57, and value of awards earned under the 2022 LTIP for the 3-Year TSR metric (for which the performance period ended on December 31, 2024) based on the closing stock price on December 31, 2024 of $154.57.

(4)	Target value for 2024 salary, the 2024 AIP and the 3-year TSR metric under the 2022 LTIP, for which the performance period ended on December 31, 2024, regardless of whether the awards were earned.
MORE INFORMATION

Additional detail and more information regarding executive compensation can be found in PROPOSAL 2: EXECUTIVE COMPENSATION starting on page 39.	The Board of Directors recommends a vote FOR Executive Compensation

2025 PROXY STATEMENT	7

INTRODUCTION
PROXY HIGHLIGHTS	PROPOSAL 3: RATIFY ERNST & YOUNG LLP

PRACTICES RELATED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE PRACTICES		MAA PRACTICES
✔	Sole authority to appoint or replace the independent registered public accounting firm	✔	Will not hire an individual who is concurrently an employee of the independent registered public accounting firm
✔	Pre-approves all auditing services	✔	Will not hire an individual in an accounting or financial reporting oversight role if in a position to influence our independent registered public accounting firm’s operations or policies
✔	Pre-approves all permitted non-audit services	✔	CFO or Principal Accounting Officer must approve the hiring of individuals who previously served on our independent registered public accounting firm’s audit engagement team
✔	Annual evaluation of independent registered public accounting firm’s performance	✔
Cooling off period required for individuals who previously served on our independent registered public accounting firm’s audit engagement team to serve in an accounting or financial reporting oversight role

✔	Routine separate executive sessions with representatives of the independent registered public accounting firm as well as with management and the Director of Internal Audit	✔	Disclose all individuals hired who previously served on our independent registered public accounting firm’s audit engagement team to the Audit Committee
✔	Maintains an anonymous whistleblower platform
✔	Ensures the rotation of the lead audit partner and audit engagement team members of the independent registered public accounting firm
✔	All members of the Audit Committee are independent
✔	Three Audit Committee members who qualify as financial experts

AUDIT AND NON-AUDIT FEES

	2024	2023
Audit Fees	$2,314,925	$ 2,100,000
Audit-Related Fees	-	-
Tax Fees	534,863	396,764
All Other Fees	-	-
Total Fees	$2,849,788	$ 2,496,764

The Audit Committee has pre-approved all audit and non-audit services provided by our independent registered public accounting firm since 2002 and has determined that the nature and level of non-audit related services that Ernst & Young LLP provides us is compatible with maintaining the independence of Ernst & Young LLP. See page 70 for more information regarding audit and non-audit fees.

MORE INFORMATION

Additional detail and more information regarding the ratification of Ernst & Young LLP to serve as MAA’s independent registered accounting firm can be found on pages 69-72.
A representative of Ernst & Young LLP will attend the Annual Meeting to make a statement if they so desire and to answer any appropriate questions presented by shareholders.
The Board of Directors recommends a vote FOR Ernst & Young LLP to serve as MAA’s Independent Registered Public Accounting firm for 2025

2025 PROXY STATEMENT	8

PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 1:	ELECTION OF DIRECTORS	FOR

MATTER TO BE VOTED
Election of the 11 Director Nominees named herein to serve until the 2026 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. Our Board proposes that the following Director Nominees be elected for a term of one year.

H. Eric Bolton, Jr. Deborah H. Caplan John P. Case	Tamara Fischer Alan B. Graf, Jr. Brad Hill	Edith Kelly-Green Sheila K. McGrath Claude B. Nielsen	Gary S. Shorb David P. Stockert

VOTE REQUIRED
Each Director Nominee will be elected if there is a quorum at the Annual Meeting, either in person virtually or by proxy, and the votes cast “FOR” each Director Nominee exceed the votes cast “AGAINST” each Director Nominee. We have no reason to believe that any of the Director Nominees will not agree or be available to serve as a Director, if elected. However, should any Director Nominee become unable or unwilling to serve, the proxies may be voted for a substitute director nominee or to allow the vacancy to remain open until filled by our Board.

IMPACT OF ABSTENTIONS: Abstentions will have no legal effect on whether each Director Nominee is approved.
IMPACT OF BROKER NON-VOTES: Broker non-votes will have no legal effect on whether each Director Nominee is approved.
BOARD RECOMMENDATION
The Board recommends you vote “FOR” each Director Nominee

We believe that the slate of Director Nominees presented for election at the Annual Meeting possesses the range and depth of expertise and experience required to successfully perform the Board’s roles and responsibilities. The Director Nominees also reflect execution of our proactive long-term succession plans to address director retirements, dynamic company needs and board refreshment.

To assist you with your consideration of the Director Nominees, the following pages provide discussions detailing the Board’s role and responsibilities, structure and composition, governance practices, process for identifying and selecting director nominees, director compensation and detailed qualification discussions for each Director Nominee presented for approval.

THE BOARD’S ROLES AND RESPONSIBILITIES

The Board is elected by shareholders to represent shareholder interests in the long-term success of MAA. Except for matters voted upon by shareholders, the Board acts as the ultimate decision maker of MAA. While management is responsible for the daily operations of MAA, the Board operates in an oversight capacity.

KEY BOARD RESPONSIBILITIES

STRATEGY

Strategic planning and oversight of management’s execution of MAA’s strategic vision is one of the primary areas of responsibility of the Board. Our short and long-term strategic plans encompass all aspects of our operations including market and portfolio investments, technology and cybersecurity investments, customer experience, human capital recruitment, retention and development, capital market access and balance sheet strength, financial statement integrity and performance expectations, environmental and community responsibilities, and our dividend policy, as well as many other areas.

To execute this oversight responsibility, the Board annually meets with management to discuss planned changes from previous strategies, market and economic projections, peer performance benchmarking data, industry and regulatory trends, areas of focus for each functional area, expected financial statement and shareholder investment impacts, resource requirements, human capital needs and development as well as execution risks, among other topics. The result of this analysis is the setting of our annual and long-term strategy that includes stress test scenarios and becomes the basis for our annual guidance to the market. The Compensation Committee also incorporates both short and long- term aspects of the strategy in compensation packages for our NEOs to encourage thoughtful execution of the strategy by the leadership team. The Board delegates oversight responsibility for the execution of certain aspects of our strategy to its committees to allow for more in-depth evaluation and oversight by those Directors with expertise and knowledge specifically related to the area, including mitigation of associated risks. The committees update the Board on their respective areas of oversight at each Board meeting.

2025 PROXY STATEMENT	9

PROPOSAL 1: ELECTION OF DIRECTORS
Throughout the year, the Board and its committees receive updates from management and actively engage in further discussions regarding execution of the strategy, variables impacting results and potential changes to the strategic plan. These updates, at minimum, take the form of monthly reports from the CEO that include financial statement results, quarterly functional reports from management on developments in key areas, quarterly in-person updates to the Board by each committee on their areas of responsibility, and quarterly in-person discussions with executive management and the CEO during Board meetings. The Board and its committees also hold additional meetings, as required, to perform their respective duties.

From time to time, the Board will also invite third-party experts to meet with the Board or its committees or review third-party reports discussing developing trends and their views on MAA’s efforts on various topics, including, markets, sector and industry trends, cybersecurity, balance sheet opportunities, executive compensation, among other topics. This not only provides viewpoints beyond management’s, but also serves to add additional expertise and experience to Board discussions.

The Board generally holds one of its quarterly meetings in a different MAA market each year allowing the Board to visit several properties representing different aspects of MAA’s strategy. The Board believes these on-site visits offer additional insight into MAA’s markets, operations, resident base, human capital management, technology usage and allocation of capital investments, providing better insight and oversight of the company’s strategies.

RISK OVERSIGHT

While management is responsible for the day-to-day management of our risk exposures, both the Board as a whole and its respective committees serve active roles in overseeing the management of our risks. Our Board or its committees regularly review, with members of our executive and senior management teams and outside advisors, information regarding our strategy and key areas of the company including operations, transaction and development investments, finance and accounting, information technology and cybersecurity efforts, various aspects of human capital management, legal and regulatory requirements, environmental and community engagement, as well as the risks associated with each.  In addition, the Board periodically reviews the results of our enterprise-wide risk management efforts and receives legal and operational updates from executive management at quarterly meetings and on a more frequent ad hoc basis, if necessary.

Senior management as well as outside advisors, from time to time, also periodically meet with the Board or committees to provide educational and best practice information related to oversight of various areas of risk or make representations associated with their respective risk oversight responsibilities. A summary list of the key areas of oversight responsibilities handled by each committee follows.

AUDIT COMMITTEE		COMPENSATION COMMITTEE
✔	Accounting practices and policies	✔	Executive compensation
✔	Internal controls over financial reporting	✔	Non-employee Director compensation
✔	Tax, including REIT compliance	✔	Overall compensation practices and policies for all associates
✔	Fraud assessments	✔	Independence of compensation consultant
✔	Financial policies
✔	Internal and external audits	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
✔	Cybersecurity and data privacy	✔	Corporate governance
✔	Ethics and compliance programs	✔	Independence of Board
✔	Related party transactions	✔	Conflicts of interest
✔	Whistleblower submissions and investigations	✔	Board and committee composition
✔	Independence of independent registered public accounting firm	✔	Political contributions
✔	Corporate responsibility controls and disclosures	✔	CEO and director succession planning

The Board and its committees continuously evaluate their oversight of risk management and periodically enhance their procedures or direct the company to make enhancements or provide enhanced disclosures to shareholders regarding risk management as required by regulations or as they deem to be in the best interest of shareholders.

2025 PROXY STATEMENT	10

PROPOSAL 1: ELECTION OF DIRECTORS
SUCCESSION PLANNING

The Board is responsible for appointing our CEO and for ensuring that adequate succession plans are in place to address both planned CEO succession as well as potential unexpected or emergency succession needs. The Nominating and Corporate Governance Committee oversees and maintains succession planning for both the Board and CEO, routinely obtaining input from and updating the full Board on succession plan reviews and changes resulting from changes in strategy, developing needs of the organization, changes in leadership and the results of human capital development activities. In addition to addressing the dynamic needs of the company, the Board’s proactive long-term succession plans, focus on ensuring that required expertise and experience are determined, and candidates are identified, developed and put in place, prior to planned departures in order to ensure a smooth transition and limit any distraction to the company.

The Nominating and Corporate Governance Committee assists the Board with succession responsibilities and also oversees succession planning and associate development of executive and senior management positions to ensure adequate bench strength is developed and available to meet the long-term needs of MAA. The CEO and other executive management periodically update the Nominating and Corporate Governance Committee and the Board on senior management succession plans including associate development plans and areas of risk. The Nominating and Corporate Governance Committee may, from time to time, engage external consultants to assist or advise with succession planning endeavors at its discretion and as it deems appropriate. You can find more details regarding Board succession planning and identification of potential director nominees on pages 22-23.

The Board has exposure to internal succession candidates on an ongoing basis, generally meeting with executives both inside and outside of Board meetings at least four times a year and also periodically meeting with key senior managers. The Board and its committees have direct access to all members of the leadership team with and without the CEO present.

The Compensation Committee considers succession planning input from the Board and the Nominating and Corporate Governance Committee when determining compensation packages for the Board and NEOs.

BOARD STRUCTURE AND COMPOSITION

We believe that our current Board leadership model combined with our corporate governance policies and documents, strikes an appropriate balance between informed and consistent leadership and independent oversight and perspective, allowing for efficiency and accountability, ultimately creating an environment for the effective execution of the Board’s responsibilities.

2024 BOARD COMPOSITION

Name		Age (1)	Gender	Director Since		MAA Committee Memberships
					Race	Audit	Compensation	Nominating & Governance	Real Estate Investment
H. Eric Bolton, Jr. Chairman	CEO Management	68	Male	1997	White				Chair
Deborah H. Caplan	Independent	62	Female	2023	White		Chair	X
John P. Case	Independent	61	Male	2023	White		X		X
Tamara Fischer	Independent	69	Female	2023	White	Financial Expert			X
Alan B. Graf, Jr.	Lead Independent	71	Male	2002	White	Chair Financial Expert
Edith Kelly-Green	Independent	72	Female	2020	African American	Financial Expert		X
James K. Lowder (2)	Independent	75	Male	2013	White			X	X
Thomas H. Lowder (2)	Independent	75	Male	2013	White		X		X
Sheila K. McGrath	Independent	60	Female	2024	White		X		X
Claude B. Nielsen	Independent	74	Male	2013	White		X	Chair
W. Reid Sanders (3)	Independent	75	Male	2010	White	X
Gary S. Shorb	Independent	74	Male	2012	White	X		X
David P. Stockert	Independent	63	Male	2016	White			X	X
(1)	Age is as of May 20, 2025, the date for the Annual Meeting.
(2)	Under our mandatory retirement age policy, Messrs. Lowders are ineligible to be nominated for re-election at the Annual Meeting.
(3)	Mr. Sanders passed away in early 2025.

SEPARATED CEO AND CHAIRMAN OF THE BOARD

On April 1, 2025, Brad Hill succeeded H. Eric Bolton, Jr. as CEO of MAA and H. Eric Bolton, Jr. transitioned to Executive Chairman. Mr. Hill is presented as a director nominee for election at the Annual Meeting, and, if elected, Mr. Bolton will continue to serve as Chairman of the Board. At this time, with Mr. Bolton’s extensive experience with MAA, the multifamily sector and service on public boards, the Board believes it is in our shareholder’s best interests to separate the CEO and Chairman positions.

2025 PROXY STATEMENT	11

PROPOSAL 1: ELECTION OF DIRECTORS
INDEPENDENT DIRECTORS

A director is considered independent if our Board affirmatively determines that the director has no direct or indirect material relationship with us.  Our Board consults with both internal and external counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time. Consistent with the requirements of the SEC and the NYSE, our Board reviews all relevant transactions or relationships between each Director, or any of his or her family members, and us, our senior management and our independent auditors. Our Board has adopted the following categorical standards.

✔	A director who is an employee or whose immediate family member is one of our executive officers is not independent until three years after the end of such employment relationship.

✔
A director who receives, or whose immediate family member receives, more than $120,000 in any given 12-month period in direct compensation from us, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 in any given 12-month period of such compensation.

✔
A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, any of our present or former internal or external auditors is not independent until three years after the end of the affiliation or the employment or auditing relationship.

✔
A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executive officers serve on that company’s Compensation Committee is not independent until three years after the end of such service or the employment relationship.

✔
A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

The Board has determined that all the Director Nominees, except for Mr. Bolton, our Executive Chairman, and Mr. Hill, our CEO, meet the qualifications to be considered Independent Directors.

LEAD INDEPENDENT DIRECTOR	INDEPENDENT DIRECTOR EXECUTIVE SESSIONS
The Lead Independent Director provides a non-management contact for matters concerning the CEO and ensures that Board agendas and discussions cover all topics of interest or concern to the Independent Directors without being filtered by management. The Lead Independent Director also oversees the Independent and Non-Management meetings and has direct access to any member of the executive leadership team, the Board Secretary, the company’s independent registered accounting firm as well as other external experts.

Led by the Lead Independent Director, these meetings provide a forum to ensure candid discussions are held and concerns can be identified and voiced. The Independent Directors can also share with the Lead Independent Director topics they would like management to bring to future meetings or for which to provide more in depth or additional materials.

SUPERMAJORITY OF INDEPENDENT DIRECTORS	100% INDEPENDENT AUDIT, COMPENSATION AND NOMINATING AND CORPORATE GOVERNANCE COMMITTEES
Having a supermajority of Independent directors provides diverse viewpoints and perspectives for Board discussions and decisions as well as ensuring strong oversight of the CEO and executive management.

Having the Audit, Compensation and Nominating and Corporate Governance Committees comprised of only Independent directors provides for better controls and oversight of critical areas of Board responsibilities.

DIVERSITY

The Board and Nominating and Corporate Governance Committee believe that having diversity of backgrounds, experience, age, gender, race and ethnicity, among other factors, offers a breadth of expertise, perspectives, viewpoints and opinions to strategy discussions and oversight responsibilities. The Board strives to incorporate and maintain diversity through director succession efforts, not only to strengthen the Board, but to better reflect the associates, investors and residents of MAA.

EQUAL VOTES

Each Director’s vote holds the same weight to ensure all viewpoints are represented in decisions.

2025 PROXY STATEMENT	12

PROPOSAL 1: ELECTION OF DIRECTORS
EXTERNAL CONSULTANTS

The ability to retain external consultants, experts and legal counsel without management approval, provides the Board with appropriate resources to perform their duties and protect the interests of shareholders. External consultants are paid for by MAA, but do not require MAA’s approval to engage.

DIRECT COMMUNICATION WITH THE BOARD

The ability for shareholders and other interested parties to communicate directly with the Board, its committees, specific Independent Directors or the Lead Independent Director ensures stakeholders have unfiltered access and provides the Board with additional information to assist with its deliberations (see page 5 for how to contact the Board).

BOARD AND COMMITTEE MEETINGS

The Board and its committees hold both routine periodic meetings and ad hoc meetings from time to time as the respective groups deem necessary. Most meetings are held in person to allow for thorough discussions during which all directors can participate. For various reasons, the Board or its committees may hold a meeting telephonically or through a virtual platform that allows all directors and other participants to see and hear each other simultaneously.

NUMBER OF MEETINGS HELD IN 2024

4	Board | 4 Non-Management | 4 Independent
7	Audit Committee
6	Compensation Committee
5	Nominating and Corporate Governance Committee
7	Real Estate Investment Committee

DIRECTOR ATTENDANCE

Each director attended more than 75% of the meetings of our Board and their respective committees during the calendar year 2024.

97.4%	Average of 2024 Board and committee meeting attendance by all Directors

REGULAR MEETINGS WITHOUT MANAGEMENT

We schedule Non-Management and Independent Director sessions following every routine Board meeting to provide the opportunity for these director groups to regularly meet without management present.  As Lead Independent Director, Mr. Graf presides over these sessions and may adjourn additional meetings as he sees fit.

2025 PROXY STATEMENT	13

PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 1: ELECTION OF DIRECTORS

STANDING COMMITTEES

Our Board has four standing committees that oversee key areas of the Board’s oversight responsibilities.

AUDIT COMMITTEE 5 Members during 2024 100% Independent 7 Meetings in 2024 3 Financial Experts
Generally, the Board has charged the Audit Committee with overseeing the integrity of MAA’s financial statements, MAA’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of MAA’s Internal Audit Department and independent registered public accounting firm, the oversight of MAA’s cybersecurity and corporate responsibility efforts, and pre-clearance of related party transactions.

More specifically, the Audit Committee Charter requires the committee to:
✓	Appoint, determine the compensation of, oversee and evaluate the work of the independent registered public accounting firm	✓	Review with management and the independent registered public accounting firm our compliance with the requirements for qualification as a REIT
✓
Review and discuss with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements and our disclosure under Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K
✓
Meet with management responsible for oversight of the Company’s cybersecurity, crisis management and enterprise risk management programs at least annually to discuss the Company’s cybersecurity risks, including a review of the endeavors management has undergone to identify, assess, monitor and address those risks as well as response and recovery plans to address cybersecurity incidents

✓
Discuss earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, and discuss generally the financial information and earnings guidance which has been or will be provided to analysts and rating agencies
		✓	Conduct prior reviews of related party transactions as described in NYSE Rule 314.00 and prohibit such transactions if determined to be inconsistent with the interests of MAA and its shareholders
✓	Review and discuss with management and the independent registered public accounting firm the adequacy and effectiveness of our systems of internal accounting and financial controls	✓
Meet with management at least annually regarding corporate responsibility strategies and programs and review related disclosures and the adequacy and effectiveness of applicable internal controls related to such disclosures

✓
Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters
		✓	Review and reassess annually the Audit Committee Charter and submit any recommended changes to the Board for its consideration
		✓	Issue a report annually as required by the SEC’s proxy solicitation rules

COMPENSATION COMMITTEE 5 Members during 2024 100% Independent 6 Meetings in 2024
Generally, the Board has charged the Compensation Committee with establishing sustainable compensation policies and incentive award plans that attract, motivate and retain high quality leadership and compensate them in a manner consistent with the interests of MAA’s shareholders, overseeing MAA’s risk assessment and management relative to compensation structures, and ensuring compliance with the rules and regulations of the SEC in regards to certain disclosures required in this Proxy Statement.

More specifically, the Compensation Committee Charter requires the committee to:
✓	Review and approve our compensation objectives	✓	Act as administrator, as may be required, for our equity-related incentive plans
✓
Annually review and recommend the compensation programs, plans, and awards for the CEO to the Board and review and approve the same for the other executive officers, after taking into consideration any past “Say-on-Pay” votes by our shareholders
		✓	Review and discuss with management the information contained in the Compensation Discussion and Analysis section of the Proxy Statement
✓	Review and approve any employment and severance arrangements and benefits of the CEO and other executive officers	✓	Assess the independence of, retain and oversee compensation consultants, outside counsel and other advisors assisting the committee with the performance of its duties
✓	Recommend to the Board how often MAA should submit the “Say-on-Pay” vote to shareholders	✓	Review and reassess annually the Compensation Committee Charter and recommend any proposed changes to the Board for approval
✓	Recommend the compensation for non-employee directors to the Board	✓	Issue a report annually related to executive compensation, as required by the SEC’s proxy solicitation rules
✓	Evaluate and oversee risks associated with the company’s compensation policies and practices	✓	Review and discuss with management information related to pay equity amongst associates

2025 PROXY STATEMENT	14

PROPOSAL 1: ELECTION OF DIRECTORS
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE 6 Members during 2024 100% Independent 5 Meetings in 2024
Generally, the Board has charged the Nominating and Corporate Governance Committee with identifying and recommending individuals qualified to serve as Directors of MAA, reviewing the composition, structure and functioning of the Board, recommending corporate governance policies for the Board and MAA, establishing and maintaining CEO and Director succession plans and procedures, and overseeing the annual evaluation of the Board, its committees and management.

More specifically, the Nominating and Corporate Governance Committee Charter requires the committee to:
✓
Provide assistance and oversight in identifying qualified individuals to serve as members of the Board and make recommendations to the Board regarding the selection and approval of the Director Nominees to be submitted for a shareholder vote at the annual meeting of shareholders
		✓	Review considerations relating to Board composition and develop and recommend criteria for membership including diversity, independence, experience, expertise and skills to the Board for its approval
✓	Review the qualification and performance of incumbent Directors to determine whether to recommend them as Director Nominees for re-election	✓	Review potential Director conflicts of interest
✓	Review and consider candidates for Directors who may be suggested by any Director or executive officer, or by any shareholder if made in accordance with our charter, bylaws and applicable law	✓	Review and recommend to the Board appropriate corporate governance principles that best serve the practices and objectives of the Board
✓	Provide assistance and oversight in recruiting and recommending qualified nominees for new or vacant positions on the Board	✓	Review the orientation process and the continuing education program for all Directors, as may be required by applicable listing standards or other regulatory requirements
✓	Make committee membership recommendations to the Board	✓	Oversee succession planning for both the Board and CEO, and routinely obtain input from and update the full Board on succession plan reviews
✓	Oversee the annual evaluation of the effectiveness of the current policies and practices of the Board and its committees	✓	Annually review political contributions made by MAA
		✓	Review and reassess annually the Nominating and Corporate Governance Committee Charter and submit any proposed changes to the Board for approval

REAL ESTATE INVESTMENT COMMITTEE 7 Members during 2024 86% Independent 7 Meetings in 2024
Generally, the Board has charged the Real Estate Investment Committee with considering various investment opportunities presented by management and approving or disapproving specific acquisition, disposition or development investment projects for MAA that are in line with the Board approved strategy and within certain limits as established by the Board from time to time.

More specifically, the Real Estate Investment Committee Charter requires the committee to:
✓
Consider and approve or disapprove specific property acquisitions presented by management which fall within the individual and aggregate committee approval levels as periodically established by the Board
	✓	Refer and make a recommendation to the Board regarding proposed transactions which fall outside of the individual or aggregate approval levels as periodically established by the Board
✓
Consider and approve or disapprove the acquisition of land and subsequent initiation of construction for development projects presented by management which fall within the individual and aggregate committee approval levels as periodically established by the Board
✓
Consider and approve or disapprove disposition of individual properties not listed as a potential disposition property in the annual strategic plan as reviewed and approved by the Board as well as any property for which the disposition would result in materially lower net proceeds than previously

	✓	Review and reassess annually the Real Estate Investment Committee Charter and submit to the Board any recommended change

Our Board may, from time to time, form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board. Copies of the Audit, Compensation, Nominating and Corporate Governance and Real Estate Investment Committee Charters are available at no charge. See page 5 for information on how to request a copy or access the charters online.

ADDITIONAL BOARD GOVERNANCE

We believe that effective corporate governance is the foundation to our success and long-term sustainability and critical to our ability to create long-term value for our shareholders. The Board and its committees regularly review our corporate governance policies and benchmark them against other public companies, our peers and industry best practices. The Board also considers feedback we receive from investor engagements and other stakeholders of MAA. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required by regulation or when our Board determines that it would benefit our shareholders.

2025 PROXY STATEMENT	15

PROPOSAL 1: ELECTION OF DIRECTORS
GOVERNANCE PRACTICES

PRACTICES RELATED TO DIRECTOR COMPENSATION

INDEPENDENT EXTERNAL DIRECTOR COMPENSATION CONSULTANT	NO DIRECTOR COMPENSATION FOR EMPLOYEES
The Board periodically engages an independent external compensation consultant to benchmark non-employee Director compensation and makes recommendations to the Compensation Committee on appropriate compensation packages. The consultant advises on both the size, form and mix of compensation components and provides no services to MAA outside of executive and non-employee Director compensation analysis and advice.
Directors who are also employees of MAA receive no compensation for serving on the Board. CAPS ON NON-EMPLOYEE DIRECTOR COMPENSATION
Under the 2023 Omnibus Incentive Plan approved by shareholders at the 2023 Annual Meeting of Shareholders, the total value of cash paid to a Director in one calendar year cannot exceed $300,000 and the total value of equity awards granted to a Director in one calendar year cannot exceed $500,000.

PRACTICES RELATED TO EXECUTIVE COMPENSATION	See Pages 42-46
For details regarding governance practices in place specific to the compensation of our NEOs, please see the Compensation Approach and Governance section of this Proxy Statement.

PRACTICES RELATED TO FINANCIAL REPORTING, ACCOUNTING POLICIES AND AUDITING	See Pages 70-71
For details regarding governance practices in place specific to our accounting policies and procedures, controls over financial reporting and auditing practices, please see the Audit Committee Policies section of this Proxy Statement.

PRACTICES RELATED TO CORPORATE RESPONSIBILITY

BOARD AND COMMITTEE OVERSIGHT

Societal and investor interests in matters related to corporate responsibility continue to grow and our Board recognizes that sustainability matters are critical to our ability to execute on our long-term strategic goals. The Board is directly responsible for setting MAA’s strategy, which includes long-term sustainability planning. As such, at its March 2022 meeting, the Board approved changes to the Audit Committee Charter to delegate oversight responsibility for our corporate responsibility strategies, programs, disclosures and controls to the Audit Committee. The Audit Committee meets with executive management responsible for the execution of our corporate responsibility programs on at least an annual basis to consider the adequacy and effectiveness of internal controls related to our corporate responsibility disclosures and provides a report to the Board on those discussions. Directors also participate in surveys, along with associates, residents and investors, from time to time to identify those areas most important to our constituents and help develop our corporate responsibility plans.

Other Board committees assist the Board and Audit Committee with corporate responsibility oversight by continuing to evaluate management’s efforts related to each of their respective areas of oversight. In addition, the Board will continue to receive quarterly reports from management on corporate responsibility matters and discuss various aspects of corporate responsibility during its annual strategy session and throughout the year as deemed appropriate. Each committee also often discusses respective areas of corporate responsibility during their respective committee meetings.

For access to additional materials related to our corporate responsibility efforts see page 5.

PRACTICES RELATED TO CYBERSECURITY AND INFORMATION SECURITY

BOARD AND AUDIT COMMITTEE OVERSIGHT

The Audit Committee of our Board is responsible for oversight of risks from cybersecurity threats. The Audit Committee receives regular reports, including an annual cybersecurity maturity assessment and quarterly scorecards, from our Chief Technology and Innovation Officer. Those reports cover topics related to information security, privacy, and cyber risks and our risk management processes, including the status of any recent cybersecurity events, the emerging threat landscape, and the status of capital investments in our information security infrastructure. The Audit Committee provides regular reports to the full Board. In addition, the Audit Committee and the Board have authority to engage external consultants, including legal, accounting or other advisors, such as cybersecurity firms, in carrying out its oversight of our cybersecurity risk management program. Likewise, the Audit Committee or the Board may request members of management or others to attend meetings at which cybersecurity risk management is addressed.

2025 PROXY STATEMENT	16

PROPOSAL 1: ELECTION OF DIRECTORS
As part of our cybersecurity risk management program, we have adopted an incident response plan which provides for controls and procedures upon the occurrence of a cybersecurity event. In connection with that plan, we have established a cross-functional critical response team, comprised of members of management under the direction of our Chief Technology and Innovation Officer and CAO and General Counsel, which is responsible for monitoring our cybersecurity incident response. In addition, this critical response team performs an impact assessment in the event of the occurrence of a cybersecurity event meeting certain criteria, which is elevated for the team’s review and, if any such cybersecurity event is determined by the critical response team to have the potential to have a material impact on the Company, the cybersecurity event is elevated for further review and assessment by a senior management team, which includes all of the members of our standing crises control committee, and, under certain circumstances, the Audit Committee and/or the full Board.
Cybersecurity risks are part of the broader ERM process overseen by our Board. ERM risk assessment results are presented to the Board, and status updates are delivered quarterly to the Audit Committee.

CYBERSECURITY RISKS

For a full discussion on our cybersecurity risk management program please see Item 1C. Cybersecurity in our Annual Report on Form 10-K filed with the SEC filed on February 7, 2025. For a discussion regarding risks we face associated with cybersecurity incidents see Item 1A. Risk Factors – “We rely on information technology systems in our operations, and any breach or security failure of those systems could materially adversely affect our business, financial condition, results of operations and reputation” in our Annual Report on Form 10-K filed with the SEC on February 7, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

BOARD AND COMMITTEE OVERSIGHT

As part of the annual Director Nominee selection process, the Nominating and Corporate Governance Committee, as well as the full Board, reviews related party transactions and any potential conflicts of interest. Under its written charter, the Audit Committee is required to review and discuss with management and our independent registered public accounting firm material related party transactions as required by applicable accounting and regulatory pronouncements. The charter also requires the Audit Committee to conduct prior reviews of related party transactions as described in NYSE Rule 314.00 and prohibit such transactions if determined to be inconsistent with the interests of MAA and its shareholders. All transactions involving related parties must be approved by a majority of the disinterested members of our Board.
RELATED PARTY TRANSACTIONS

No potential related party transactions have been proposed since the beginning of 2024.
CONFLICTS OF INTEREST

Under our Code of Conduct, an associate who becomes aware of a potential conflict of interest must report the conflict to a supervisor, or our Legal, Internal Audit or Human Resources department. If the potential conflict of interest involves our CEO, any of our executive officers, or a Director, our Board will determine whether to grant a waiver if a conflict of interest is determined to exist. No waivers were requested or granted in 2024.
MATERIAL RELATIONSHIPS

None of our non-employee Directors had relationships with us during 2024 that the Board determined were material.
INDEBTEDNESS OF MANAGEMENT

None of our NEOs nor Directors were indebted to us during 2024.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Case, T. Lowder and Nielsen, and Mses. Caplan, Jennings and McGrath served as members of the Compensation Committee at some point during 2024. None of the members of the Compensation Committee is, nor have they ever been, an officer or associate of MAA, nor have any members of the Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K during 2024. During 2024, none of our NEOs served as a director or member of the Compensation Committee of any other entity whose executive officers served on our Board or Compensation Committee.

GOVERNANCE DOCUMENTS

Along with the elements of our Board structure and the oversight obligations contained in the committee charters, the following documents provide additional governance guidelines applicable to our Board and NEOs.

CORPORATE GOVERNANCE GUIDELINES
Copy available online and at no charge upon request. See page 5.

APPLICATION

The Corporate Governance Guidelines reflect the principles by which the Board operates, ensuring the Board represents the best interests of shareholders.

2025 PROXY STATEMENT	17

PROPOSAL 1: ELECTION OF DIRECTORS
DIRECTOR INDEPENDENCE	NON-MANAGEMENT AND INDEPENDENT DIRECTOR MEETINGS
9 out of 11 Director Nominees are Independent
Non-Management Directors are required to meet in executive session at regularly scheduled Board meetings and Independent Directors are required to meet at least once a year. The Board believes this provides a forum for open and candid discussion on matters or concerns involving management.

At least a majority of Directors on the Board must be independent to provide appropriate oversight of management’s actions and contribute a variety of experiences and perspectives to strategy discussions.

OTHER PUBLIC BOARD SERVICE
Highest number of other public board service by any Director is 3	BOARD ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS
Directors can only serve on a total of three other public boards (or boards for companies required to file periodic reports with the SEC). In addition, Directors must notify the Nominating and Corporate Governance Committee before accepting any new directorship to a public board so that the Board can evaluate if a conflict of interest would exist and consider whether the Director will have sufficient time to continue to provide quality service to the Board and our shareholders.
The Board and its committees have full and free access to all associates and the authority to engage independent advisors without notifying or receiving approval from MAA.
ATTENDANCE AT ANNUAL MEETING
Directors are encouraged to attend annual meetings of shareholders. All directors then in office attended the 2024 Annual Meeting of Shareholders.
MINIMUM SHARE OWNERSHIP
RESIGNATION UPON EMPLOYMENT CHANGE	100% compliance with share ownership requirements
Directors who have a change in employer or significant change in job responsibilities must submit an offer of resignation from the Board and all committees for consideration. This allows the Board to evaluate the specific contributions of the Director and consider whether the change may impact the Director’s ability to continue to provide quality service to the Board and representation for our shareholders.

Within five years of appointment, non-employee Directors must own five times the annual cash retainer fee in shares of MAA stock or the equivalent. The CEO must own three times his base salary and other NEOs must own two times their respective base salary within three years of appointment to their respective position. The Board believes share ownership in MAA better aligns the interests of Directors and management with those of our shareholders.

MANDATORY RETIREMENT AGE	HOLDING PERIOD REQUIREMENT
Mandatory retirement at age 75 with no waivers allowed	100% compliance with holding period requirement
Directors are ineligible for nomination for re-election once they reach the mandatory retirement age. Having a mandatory retirement age drives Board refreshment, allows for thoughtful succession planning over a longer period of time and acknowledges that a Director’s knowledge and contributions may become stale as he or she is further removed from active employment. Under the current Corporate Governance Guidelines, the Board does not have the authority to grant a waiver to the mandatory retirement age and there are no Directors or Director Nominees that are 75 or older.

NEOs are required to retain ownership of at least 50% of the number of net shares, after the payment of taxes, acquired through equity incentive plans until they retire, otherwise terminate or are no longer serving as an NEO. The Board believes requiring equity ownership over time helps to ensure a focus on long-term results.

DIRECTOR EDUCATION
Under the mandatory retirement age, Messrs. J. Lowder and T. Lowder are ineligible to be nominated by the Board for shareholder election at the Annual Meeting and have, therefore, not been listed as Director Nominees in this Proxy Statement.

Directors are encouraged to attend accredited director education programs for which expenses are reimbursed by MAA. In addition, educational materials and presentations by external experts are periodically provided to the Board and its committees on various topics of interest and evolving areas.

MAJORITY VOTE
Lowest Director approval of 81.1% of shares voted for in 2024	ANONYMOUS ANNUAL PERFORMANCE EVALUATIONS
Incumbent Directors must tender their resignation to the Board for consideration if they fail to receive a majority of the vote for re-election in an uncontested election.
The Nominating and Corporate Governance Committee oversees the anonymous evaluation by Directors of the performance of the Board and each of their respective committees on an annual basis. Results are reviewed and discussed by each committee and the Board as a whole.

FREQUENCY OF MEETINGS
4 Board meetings in 2024	ANNUAL REVIEW
The Board is required to meet at least four times a year.	The Corporate Governance Guidelines are approved by the Board and required to be reviewed annually by the Nominating and Corporate Governance Committee.
COMPLIANCE WITH ETHICS AND COMPLIANCE POLICIES
No waivers granted
Directors and NEOs are required to comply with all MAA ethics and compliance policies. Any waivers must be approved by disinterested members of the Board and publicly disclosed.

2025 PROXY STATEMENT	18

PROPOSAL 1: ELECTION OF DIRECTORS

CODE OF CONDUCT
Copy available online and at no charge upon request. See page 5.

APPLICATION

MAA’s Code of Conduct reflects our commitment to achieving high standards of business, personal and ethical conduct. The Code of Conduct is applicable to our Board, executive officers and all other associates, including our CEO, CFO (Principal Financial Officer) and Principal Accounting Officer.

ATTESTATIONS
100% compliance

Each member of our Board and all of our executive officers annually review the requirements in the Code of Conduct, attest in writing to meet the standards therein and affirm their compliance with those standards.

WAIVERS
No waivers have been granted

Amendments to or waivers from our Code of Conduct (to the extent applicable to our CEO, Principal Financial Officer or Principal Accounting Officer) are publicly disclosed on our website.

WHISTLEBLOWER POLICY

APPLICATION
Copy available online and at no charge upon request. See page 5.

The Whistleblower Policy sets forth the procedures established by the Audit Committee to allow for the receipt, retention and treatment of complaints received by MAA regarding accounting, internal accounting controls or auditing matters as well as the confidential, anonymous submission of concerns regarding questionable accounting and auditing matters.

ANNUAL REVIEW

The Whistleblower Policy and Procedures are required to be reviewed annually by the Audit Committee.

STATEMENT ON COMPANY POLICY ON INSIDER TRADING AND DISCLOSURE

APPLICATION

We have adopted a Statement on Company Policy on Insider Trading and Disclosure, as amended from time to time, under which all directors, officers, employees and affiliates of the Company are prohibited from purchasing, selling, or providing such information or recommending a transaction involving the Company's securities when such individual(s) are aware of material nonpublic information of the Company and make a trade on the basis of such information (“Insider Trading Policy”). The policy also includes Special Trading Procedures to regulate securities trades by all directors and executive officers of MAA, certain designated employees of MAA who, in the ordinary course of the performance of their duties, have access to material, nonpublic information regarding MAA, and certain affiliates thereof (collectively, these persons are referred to as “Insiders”). The procedures require these individuals to only trade during set trading windows (the second full market day after an earnings release through the fifteenth of the third month of the quarter), and to have all transactions in MAA securities pre-cleared by MAA. The Insider Trading Policy prohibits transactions in alignment with our Policy Regarding the Ability of Employees or Directors to Engage in Hedging Transactions or Pledging of Securities. Finally, the procedures provide a list of exemptions to the procedures for pre-approved Rule 10b5-1 plans issued in compliance with SEC regulations, and various benefit plan activities for which the individual has no control over the timing or pricing of the transaction.
We believe our Insider Trading Policy is reasonably designed to promote compliance by our directors, officers and employees with applicable insider trading laws, rules and regulations, as well as applicable NYSE listing standards. It is also our policy to comply with all applicable securities laws when engaging in transactions in our own securities. Our Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K that was filed with the SEC on February 7, 2025.

POLICY REGARDING THE ABILITY OF EMPLOYEES OR DIRECTORS TO ENGAGE IN HEDGING TRANSACTIONS OR PLEDGING OF SECURITIES

APPLICATION

Directors, executive officers and certain designated employees who in the ordinary course of the performance of their duties have access to material, nonpublic information regarding MAA or any of MAA’s subsidiaries are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of MAA equity securities granted as compensation, or held directly or indirectly by the individuals covered under the policy. These prohibitions also apply to any covered individual’s spouse, minor children, family members living within the same household and any other affiliates or affiliated entities.

2025 PROXY STATEMENT	19

PROPOSAL 1: ELECTION OF DIRECTORS
PROHIBITED TRANSACTIONS

Specifically, the policy prohibits executing short sales (the selling of securities that are not owned at the time of sale), purchasing or selling derivative securities or hedging transactions (including the buying and selling of puts, calls, other derivative securities, derivative securities that provide the economic equivalent of owning securities, any opportunity to profit from the change in value of securities and any other hedging transaction), using securities as collateral on margin accounts and pledging securities as collateral for a loan. These prohibitions relate to all MAA and MAA subsidiary securities including common stock, preferred stock, units in limited partnerships, options to purchase common stock, any other type of securities that MAA or MAA’s subsidiaries may issue (such as convertible debentures, warrants, exchange-traded options or other derivative securities), any derivative securities that provide the economic equivalent of ownership of any securities issued by MAA or MAA’s subsidiaries, and any opportunity to profit from any change in the value of any of the securities issued by MAA or MAA’s subsidiaries.

NO EXCEPTIONS

MAA’s policy prohibits Directors, executive officers and other individuals, affiliates and affiliated entities (as outlined above) from pledging securities as collateral on a loan. At the time the prohibition was adopted, a one-time exception was made to grandfather an existing pledge amount which was already in place. The pledge was deemed to be of immaterial risk to shareholders and cannot be increased or expanded. The director with the grandfathered pledge is not nominated for election by shareholders at the Annual Meeting. Immediately following the Annual meeting, there will be no pledges by Directors, executive officers and other individuals, affiliates and affiliated entities (as outlined above), and none will be approved. Under our current policy, the Nominating and Corporate Governance Committee can no longer authorize an exception.

BYLAWS AND CHARTER PROVISIONS

ANNUAL ELECTIONS OF DIRECTORS

MAA’s charter requires the annual election of all Directors. The Board believes that annual elections is an appropriate timeframe to ensure that Directors are being held accountable to shareholders.

SPECIAL MEETINGS OF SHAREHOLDERS
See page 5 for how to access a copy of our bylaws for more details.

MAA’s bylaws allow any of the following to call a special meeting of the shareholders.

✔	CEO
✔	Presidentf
✔	Majority of the Board
✔	Majority of the Independent Directors
✔	Shareholders representing more than 10% of voting shares

PROXY ACCESS AND OTHER METHODS FOR SHAREHOLDERS TO RECOMMEND A DIRECTOR NOMINEE
See page 79 for timing details regarding the 2026 Annual Meeting of Shareholders.

HAVE YOUR DIRECTOR CANDIDATE INCLUDED IN OUR PROXY MATERIALS

Pursuant to the proxy access provisions of our bylaws, a shareholder or a group of up to 20 shareholders that have collectively owned at least three percent of MAA’s common stock continually for a period of at least three years can nominate and include in our proxy materials, Director candidates constituting up to 20% of the Board, provided that the shareholder(s) and the candidates satisfy the requirements specified in our bylaws. See page 79 for more information on shareholder nominations for director.

DIRECTLY NOMINATE A CANDIDATE FOR ELECTION BY SHAREHOLDERS

Shareholders who meet the requirements provided in our bylaws can directly nominate a candidate for election by our shareholders at an annual meeting. To directly nominate a candidate for election by our shareholders, other than pursuant to the proxy access provision of our bylaws, you must provide the information and documents required in our bylaws at our corporate headquarters. In addition to satisfying the requirements under our bylaws, shareholders who intend to solicit proxies in support of Director nominees other than the Board’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act. See page 79 for more information on shareholder nominations for director.

RECOMMEND A CANDIDATE TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Shareholders can recommend a Director candidate for consideration by our Nominating and Corporate Governance Committee. To recommend a candidate, the recommendation must be received at our corporate headquarters and include the required information specified in our bylaws. See pages 79 for more information on shareholder nominations for director.

2025 PROXY STATEMENT	20

PROPOSAL 1: ELECTION OF DIRECTORS
SHAREHOLDER ENGAGEMENT

BOARD AND MANAGEMENT ENGAGEMENT

The Board’s primary role is to represent the long-term interests of our shareholders. MAA’s executive and senior management, led by associates solely focused on investor relations, proactively engages with our shareholders through a year-round engagement program overseen by the Board. We utilize numerous vehicles to directly reach and listen to our investors. We also periodically participate in various investor round-table events hosted by industry or other associations that provide broader insight on developing investor interests and concerns. The Board is routinely updated with feedback received from investors and can be communicated with directly. See page 5 for information on how to reach the Board.

SHAREHOLDER DRIVEN GOVERNANCE

Collaborations with our shareholders have resulted in many enhancements through the years that we believe strengthen our corporate governance and contribute to the long-term sustainability and success of our company.

✔	Moving from staggered to annual elections of Directors
✔	Amending our bylaws to encompass proxy access rights for shareholders
✔	Publishing annual Corporate Responsibility Reports
✔	Expanding Board diversity disclosures including racial makeup of the Board
✔	Expanding disclosures on the qualifications and contributions of individual Director Nominees
✔	Enhancing Board oversight of corporate responsibility matters
✔	Adopting a Policy on Political Contributions

2024 SHAREHOLDER ENGAGEMENTS

In 2024, we continued to engage with shareholders through various platforms. We held or participated in seven investor conferences, two non-deal roadshows, 29 property tours, two in-person meetings at our headquarters, four quarterly earnings release calls, one shareholder meeting and over 114 one-on-one calls with institutional investors, analysts and retail investors to stay connected, provide information regarding MAA and our strategy, and learn about matters that are important to our shareholders. As a result, we had approximately 827 points of contact with institutional shareholders and numerous one-on-one calls with retail shareholders in 2024, representing approximately 88% of the outstanding shares of our common stock.

2025 PROXY STATEMENT	21

PROPOSAL 1: ELECTION OF DIRECTORS
PROCESS FOR IDENTIFYING AND

The Board is responsible for recommending Director Nominees to our shareholders for election at our annual meetings and, from time to time, for appointing Directors to fill vacancies on the Board. Our Board has delegated the responsibility for evaluating Board needs and the process of identifying and recruiting Director candidates for Board consideration to the Nominating and Corporate Governance Committee. Following is the general process the Nominating and Corporate Governance Committee utilizes to identify and select Director Nominees.

1	2	3

The process to present a Director Nominee for shareholder approval begins with INPUT from various sources on the attributes that the Board as a whole needs in order to successfully execute its roles and responsibilities in the best interests of our shareholders.

The Nominating and Corporate Governance Committee considers the attributes needed by the Board as a whole and combines that with additional considerations as part of its ongoing SUCCESSION PLANNING efforts

The Nominating and Corporate Governance Committee combines the key criteria identified through its succession planning efforts and creates a CANDIDATE PROFILE for Director searches and nominee recommendations

INVESTOR ENGAGEMENTS
Changes in shareholder interests and priorities may require new attributes or change the prioritization of certain attributes over time

BOARD APPROVED STRATEGY
Evolutions of our multi-year strategy may require new expertise not previously represented on the Board for appropriate oversight of strategy execution and risk management

ANNUAL BOARD AND COMMITTEE
SELF-ASSESSMENTS
Feedback from current Directors regarding the balance of qualifications and needs, among other matters, is incorporated

BUSINESS TRENDS
Changing industry and general business developments may require new attributes to provide guidance on new competitive frontiers or for effective risk management

ANNUAL SHAREHOLDER VOTE
Results of prior year Director elections can provide insight on shareholder satisfaction with individual Director and Board performance as well as governance matters important to our shareholders

KEY KNOWLEDGE AND EXPERIENCE
The specific knowledge and abilities required for the Board and its committees to execute their responsibilities to MAA are continually updated over time. The areas of expertise and experience our Board currently feels are particularly relevant to MAA and should be possessed by one or more Directors are:
◾    Real Estate Industry – Investment
◾    Real Estate Industry – Development/Construction
◾    Strategic Planning and Oversight
◾    Risk Oversight
◾    Cybersecurity
◾    Public Company Platform
◾    Capital Markets
◾    Financial Literacy
◾    Large Organization Leadership and Human Capital Development
◾    Corporate Governance

DIRECTOR DEPARTURES
Planned retirements and unexpected departures are considered to identify any potential gaps in Board attribute needs and timelines to add new Directors

BOARD GOVERNANCE
Various governance matters such as Board size and Director independence are considered in regards to MAA policies as well as peer and industry best practices to allow for efficient and effective Board functioning

REGULATORY REQUIREMENTS (SEC, NYSE)
Regulations are considered to ensure compliance with all relevant public company and listing exchange requirements

SPECIFIC CRITERIA
Specific criteria for an individual Director appointment or nominee are identified based on the results of succession planning analysis

ABILITY TO SERVE
The ability to provide quality service to the Board and represent our shareholders is evaluated. Factors considered include:
◾   Time availability
◾    Independence status
◾   Other public board commitments
◾    Schedule flexibility

CONFLICTS OF INTEREST
Current relationships that may create potential conflicts of interest with service on the Board are evaluated

GENERAL CHARACTERISTICS
Certain personal characteristics are required of every Director to provide quality representation for our shareholders and set the correct tone from the top for MAA’s culture
These characteristics include:
◾    High personal and professional integrity, ethics and values
◾    Mature wisdom and sound judgement
◾    Inquiring and independent analysis
◾    Ability to objectively appraise management performance
◾    Willingness to represent the best interests of shareholders
◾    History of achievement reflecting superior standards

DIVERSITY
The Board believes that diversity provides a breadth of knowledge, perspectives, experiences and opinions that contribute to a stronger Board. The Board and the Nominating and Corporate Governance Committee are dedicated to expanding diversity of personal attributes such as age, gender, race and ethnicity. We believe having diverse representation enhances the Board’s leadership effectiveness, attracts highly qualified associates, is more appealing to residents, enhances discussions of the Board and cultivates better decisions.

2025 PROXY STATEMENT	22

PROPOSAL 1: ELECTION OF DIRECTORS
SELECTING DIRECTOR NOMINEES

While the below table generally reflects the overall process utilized by the Nominating and Corporate Governance Committee to determine the needs of the Board, identify and select a candidate and make a recommendation to the Board, the committee may, from time to time, adapt the process, including the factors considered, utilize alternative sources to identify potential candidates or make other adjustments as the committee deems appropriate to address the priorities of any given situation.

4	5	6 Continuous process

The candidate profile is used to guide the IDENTIFICATION of POTENTIAL CANDIDATES from various sources	The Nominating and Corporate Governance Committee pursues targeted candidates to SELECT a Director Nominee	The selected candidates are APPOINTED or recommended as DIRECTOR NOMINEES for shareholder approval

INTERNAL RECOMMENDATIONS
Potential candidates may be recommended by current or past Directors or members of executive management

EXTERNAL SEARCH FIRMS
From time to time, the Nominating and Corporate Governance Committee may engage an external search firm to assist in identifying potential candidates that meet the candidate profile

SPECIALIZED OUTREACH
The Board or executive management may request recommendations from various external sources such as industry organizations

DIRECT INQUIRIES
From time to time the Nominating and Corporate Governance Committee may receive communications from individuals interested in serving on our Board

SHAREHOLDER RECOMMENDATIONS
The Nominating and Corporate Governance Committee will consider recommendations received by shareholders when done so in compliance with our bylaws (see page 79 for more information)

ASSESS INTEREST
Generally, a member of the Board or a consultant (if an external search firm is being utilized) will contact target candidates to assess their interest in potentially joining the Board

INTERVIEWS
Interested candidates will meet with members of the Board as well as members of management so they can learn more about MAA and the Nominating and Corporate Governance Committee can receive additional input to ascertain the candidate’s ability to serve as an engaged and beneficial member of the Board

DIRECTOR APPOINTMENT
From time to time, the Nominating and Corporate Governance Committee may feel it is appropriate to appoint a new Director prior to an annual meeting of shareholders (e.g., to meet a regulatory requirement, allow for overlap with a departing Director or due to other considerations). In these instances, the Director will serve until the next annual meeting of shareholders at which meeting the Director would be presented as a Director Nominee for shareholder approval pending a recommendation from the Nominating and Corporate Governance Committee to the Board to list the Director as a Director Nominee

DIRECTOR NOMINEE
The Board, upon recommendation by the Nominating and Corporate Governance Committee as a result of the process to identify and select Director Nominees, will present Director Nominees for approval by shareholders at the annual meeting of shareholders

ANNUAL ELECTIONS
All Directors must be re-nominated for shareholder approval on an annual basis

ONBOARDING
In anticipation of an appointment or following election by shareholders at an annual meeting of shareholders, a new Director will participate in various meetings with management and Board groups in order to learn more about the Board and committee procedures, MAA’s operations and long-term strategy and other various matters

2025 PROXY STATEMENT	23

PROPOSAL 1: ELECTION OF DIRECTORS
DIRECTOR NOMINEES FOR ELECTION

2024 DIRECTORS NOT STANDING FOR RE-ELECTION

Messrs. J. Lowder, T. Lowder and Sanders are not presented as Director Nominees for the Annual Meeting. Messrs. J. Lowder and T. Lowder are not eligible for nomination as a result of our director refreshment retirement age policy. Mr. Sanders passed away in early 2025.

DIRECTOR NOMINEES AS A GROUP

The Board believes that each Director Nominee being presented for election has high ethical standards and has the time, ability and desire to execute their duties in representing the best interests of our shareholders. The Director Nominees are also geographically dispersed throughout our portfolio footprint and/or have MAA market experience offering critical market expertise to our portfolio strategy. Furthermore, the Board feels the unique skills of each Director Nominee collectively provides a strong foundation for the Board’s strategic oversight and risk management responsibilities and provides the necessary expertise for the responsibilities delegated to the Board committees.

The following table and graphs provide a summary overview of the Director Nominees as a group, including identification of the number of individual Director Nominees that satisfy each of the key knowledge and experience factors our Nominating and Corporate Governance Committee has identified as necessary for the effective oversight of our strategy and risk management. The additional contributions that each Director Nominee offers to the strength of our Board and its committees and the leadership and oversight of MAA are outlined in their individual write-ups following this summary. The Gender and Race/Ethnicity information provided in the table is as voluntarily disclosed by the respective Director Nominee. The Committee Service section represents committee assignments assuming all Director nominees are elected to serve by shareholders at the Annual Meeting.

Age is as of May 20, 2025, the meeting date for the Annual Meeting.

	DEMOGRAPHICS
DIRECTOR NOMINEE	INDEPENDENCE	AGE	TENURE	GENDER	RACE/ ETHNICITY	POSITION
H. Eric Bolton, Jr.	Management	68	1997	Male	White	Executive Chairman of MAA and Chairman of the Board
Deborah H. Caplan	Independent	62	2023	Female	White	Past EVP, Human Resources and Corporate Services, NextEra Energy, Inc.
John P. Case	Independent	61	2023	Male	White	Past CEO, President and CIO of Realty Income Corporation
Tamara Fischer	Independent	69	2023	Female	White	Executive Chairman of National Storage Affiliates Trust
Alan B. Graf, Jr.	Lead Independent	71	2002	Male	White	Past EVP and CFO of FedEx Corporation
Brad Hill	Management	49	2025 If elected	Male	White	CEO and President of MAA
Edith Kelly-Green	Independent	72	2020	Female	African American	Founding Partner of JKG Properties LLC and The KGR Group Past VP and Chief Sourcing Officer of FedEx Express
Sheila K. McGrath	Independent	60	2024	Female	White	Past Senior Managing Director of Evercore ISI
Claude B. Nielsen	Independent	74	2013	Male	White	Past Chairman of the Board of Directors and Past CEO of Coca-Cola Bottling Company United, Inc.
Gary S. Shorb	Independent	74	2012	Male	White	Executive Director of the Urban Child Institute Past President and CEO of Methodist Le Bonheur Healthcare
David P. Stockert	Independent	63	2016	Male	White	Past CEO and President of Post Properties, Inc.

2025 PROXY STATEMENT	24

PROPOSAL 1: ELECTION OF DIRECTORS
AGGREGATE DIRECTOR NOMINEE DEMOGRAPHIC

INDEPENDENCE	AGE Average = 68 Range = 25 yrs	TENURE Range = 23 yrs	GENDER	RACE

					KEY KNOWLEDGE AND EXPERIENCE										ADDITIONAL CONTRIBUTIONS
	MAA COMMITTEE SERVICE				Real Estate Industry – Investment	Real Estate Industry – Development/Construction	Strategic Planning and Oversight	Risk Management/Oversight	Cybersecurity	Public Company Platform	Capital Markets	Financial Literacy	Large Organization Leadership and Human Capital Development	Corporate Governance
DIRECTOR NOMINEE	AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE	REAL ESTATE INVESTMENT
H. Eric Bolton, Jr.				CHAIR	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	Page 26
Deborah H. Caplan		CHAIR	✓		✓		✓	✓	✓	✓			✓	✓	Page 27
John P. Case		✓		✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	Page 28
Tamara Fischer	✓			✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	Page 29
Alan B. Graf, Jr.	CHAIR						✓	✓	✓	✓	✓	✓	✓	✓	Page 30
Brad Hill				✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	Page 31
Edith Kelly-Green	✓		✓		✓		✓	✓		✓	✓	✓		✓	Page 32
Sheila K. McGrath		✓		✓	✓	✓				✓	✓	✓			Page 33
Claude B. Nielsen		✓	CHAIR				✓	✓	✓	✓		✓	✓	✓	Page 34
Gary S. Shorb	✓		✓				✓	✓				✓	✓	✓	Page 35
David P. Stockert			✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	Page 36

2025 PROXY STATEMENT	25

PROPOSAL 1: ELECTION OF DIRECTORS
INDIVIDUAL DIRECTOR NOMINEE DETAILS

The following pages provide Individual information on each Director Nominee being presented for approval by shareholders at the 2025 Annual Meeting. Each writeup includes work history experience, the key knowledge and experience factors the Director Nominee contributed to the Board as a whole, additional contributions the Director Nominee brings to the Board, the factors our Nominating and Corporate Governance Committee and Board considered in determining if the Director Nominee was qualified to serve on the Board and certain Board committees, along with current Board leadership positions and service on other public boards.

Director Nominee ages reflect the age of the individual on the date of the 2025 Annual Meeting (May 20, 2025).

H. ERIC BOLTON, JR. Executive Chairman, MAA	Director Since: February 1997 Age as of the Annual Meeting: 68 Management
KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✔      Real Estate Industry – Investment
✔      Real Estate Industry –
         Development/Construction
✔      Strategic Planning and Oversight
✔      Risk Management/Oversight
✔      Cybersecurity
✔      Public Company Platform
✔      Capital Markets
✔      Financial Literacy
✔      Large Organization Leadership and
          Human Capital Development
✔      Corporate Governance

✔     Other Real Estate Industry –
         Multifamily Sector, Industry
         Association Service, Multifamily
         Operations, MAA Market Expertise
✔      MAA Market Experience
✔      Public Board Audit Committee Service
✔      REIT Structure
✔      Business Continuity and Crisis
         Management
✔      Public Company Mergers and
         Acquisitions
✔      Regulatory Compliance

✔     Essential Services Industry
✔     Data Privacy, Cybersecurity Digital
         Marketing
✔     Enhanced Branding
✔     Change and Growth Management
✔     Civic Development, Community
        Service, Non-Profit Leadership and
        Oversight
✔      Succession Planning

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✔ Chairman of the Board ✔ Chairman of the Real Estate Investment Committee	2013-Present: EastGroup Properties, Inc.	None

WORK HISTORY    Mr. Bolton joined MAA in 1994 as VP of Development, was named COO in February 1996 and was subsequently promoted to President in December 1996. Mr. Bolton served as our CEO from October 2001 until March 31, 2025. He has served as Chairman of the Board since September 2002. Prior to joining MAA, Mr. Bolton served as EVP and CFO of Trammell Crow Realty Advisors, for which he worked for more than five years. Prior to that, Mr. Bolton worked in the commercial banking industry for seven years.

Mr. Bolton brings extensive multi-family real estate experience to the Board. His career in real estate has encompassed all aspects of the industry from investment, new development, acquisitions and dispositions, property repositioning and property operations. Mr. Bolton has served on the Executive Committee of the National Multi-Family Housing Council as well as the Advisory Board of Governors of NAREIT and currently serves as the Chairman of the Compensation Committee of EastGroup Properties, Inc., a mid-cap industrial REIT, having previously served as both Lead Director and a member of the Audit Committee. This service and his career experience, along with Mr. Bolton’s certifications as a Certified Public Accountant (inactive) and Associate of Risk Management, allows Mr. Bolton to contribute strong risk mitigation and oversight capabilities to our Board. In addition, Mr. Bolton offers long-term real estate market cycle acumen garnered over his 35-year career in real estate, during which he successfully led MAA through the Great Recession (2007–2009) without discontinuing or reducing dividends to shareholders. Mr. Bolton also brings strong guidance to our corporate responsibility program, previously serving on the boards of the Memphis Botanical Garden and the Memphis Shelby Crime Commission, as well as being a past Partner Advisor to the Mid-South Minority Business Council.

2025 PROXY STATEMENT	26

PROPOSAL 1: ELECTION OF DIRECTORS
DEBORAH H. CAPLAN Past EVP, Human Resources and Corporate Services, NextEra Energy, Inc.	Director Since: March 2023 Age as of the Annual Meeting: 62 Independent
KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✔      Real Estate Industry – Investment
✔      Strategic Planning and Oversight
✔      Risk Management/Oversight
✔      Cybersecurity
✔      Public Company Platform
✔      Large Organization Leadership and
         Human Capital Development
✔      Corporate Governance
	✔ MAA Market Experience ✔ Public Board Compensation Committee and Environmental, Health and Safety Committee Service ✔ Business Continuity and Crisis Management ✔ Regulatory Compliance	✔ Essential Services Industry Change and Growth Management ✔ Civic Development, Community Service, Non-Profit Leadership and Oversight ✔ Environmental Innovation ✔ Legislative and Political Acumen

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✔ Compensation Committee ✔ Nominating and Corporate Governance Committee	2024-Present: Arthur J. Gallagher & Co. 2024-Present: Valmont Industries Inc.	2019-2022: Terminix Global Holdings

WORK HISTORY    Ms. Caplan served as EVP, Human Resources and Corporate Services for NextEra Energy, Inc. from 2013 until her retirement on 4/1/2024, previously serving as VP and COO for Florida Power & Light Company, a subsidiary of NextEra Energy, Inc. from 2011 to 2013 after serving as VP of Integrated Supply Chain. Prior to joining NextEra Energy, Inc., Ms. Caplan served as the SVP of Global Operations for Vendor Financial Services for GE Capital at General Electric Company, previously serving in various leadership roles for GE Aircraft Engines in manufacturing and new product development.

Ms. Caplan’s experience with strategy and crisis management in not only a public company, but in a highly regulated industry offers valuable expertise to our Board. Her business operations and project management expertise, certification as a Six Sigma Master Black Belt and change and growth experience also provide important guidance as MAA continues to evolve to meet ever-changing customer expectations. The combination of Ms. Caplan’s workforce initiative experience, including recruiting, learning and development, health and well-being, diversity and inclusion and recognition, with her current and past experiences serving as the Chairperson or member of the Compensation Committee for other public boards, and her service on the HR Policy Association and the International Women’s Forum makes her uniquely qualified to serve on our Compensation Committee. In addition, Ms. Caplan’s responsibilities over corporate real estate at NextEra Energy, Inc. for over 10 years in markets that overlap our portfolio footprint, adds to our market analysis and transaction discussions. Ms. Caplan’s former leadership at a leading clean energy company, along with her service on various boards and advisory committees, including the National Petroleum Council, an oil and natural gas advisory committee to the U.S. Secretary of Energy, in addition to her culture and human capital expertise adds knowledgeable guidance to our corporate responsibility strategy.

2025 PROXY STATEMENT	27

PROPOSAL 1: ELECTION OF DIRECTORS
JOHN P. CASE Former CEO, President and CIO Realty Income Corporation	Director Since: 2023 Age as of the Annual Meeting: 61 Independent
KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✔      Real Estate Industry – Investment
✔      Strategic Planning and Oversight
✔      Risk Management/Oversight
✔      Cybersecurity
✔      Public Company Platform
✔      Capital Markets
✔      Financial Literacy
✔      Large Organization Leadership and Human Capital Development
✔      Corporate Governance

✔      Other Real Estate Industry – Commercial Sector
✔      MAA Market Expertise
✔      Public Board Compensation and Human Capital Committee
✔      REIT Structure
✔      Business Continuity and Crisis Management
✔      Public Company Mergers and Acquisitions
✔      Regulatory Compliance
✔       Change and Growth Management

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✔ Compensation Committee ✔ Real Estate Investment Committee	2023-Present: EPR Properties	2018-2022: Duke Realty Corporation 2013-2018: Realty Income Corporation

WORK HISTORY    Mr. Case served as Chairman and Principal of Bunker Hill Group from 2019 through 2024. Previously, Mr. Case served as Partner and Senior Advisor of Ares Management Corporation from 2021 until 2023 and as the CEO and member of the board of directors of Realty Income Corporation from 2013 to 2018, after serving as the President in 2013, and EVP, Chief Investment Officer from 2010 to 2013. Prior to joining Realty Income Corporation, Mr. Case worked as a real estate investment banker at various banks including Merrill Lynch, UBS and RBC Capital Markets from 1991-2010.

Mr. Case’s experience as a CEO of a public REIT and current and former directorships of other public REITs (including serving on Audit, and Nominating and Governance committees) coupled with his capital market and investor relations acumen, make him a valuable addition to the Board, providing a keen insight and understanding of our organization, including our structure as a public REIT, the regulatory environment of our industry, risk oversight expertise, and management of geographically-dispersed human capital. This experience also provides him with a keen understanding of REIT and real estate industry compensation packages, making him a good candidate for the Compensation Committee. Mr. Case also brings MAA market knowledge, helpful during acquisition and disposition decisions and overall portfolio strategy discussions. In addition, Mr. Case’s expertise in the commercial sector of our industry, provides valuable guidance to our commercial endeavors, which enhance the experience of our multi-family residents. Furthermore, his experience serving as the CIO and Chairman of the Investment Committee for Realty Income Corporation, and previous service as an Associate on the NAREIT Board of Governors, member of the board of directors of the National Multifamily Housing Council and member of the Urban Land Institute provides valuable expertise to serve on our Real Estate Investment Committee.

2025 PROXY STATEMENT	28

PROPOSAL 1: ELECTION OF DIRECTORS
TAMARA FISCHER Executive Chairperson, National Storage Affiliates Trust	Director Since: 2023 Age as of the Annual Meeting: 69 Independent
KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✔      Real Estate Industry – Investment
✔      Real Estate Industry – Development/Construction
✔      Strategic Planning and Oversight
✔      Risk Management/Oversight
✔      Cybersecurity
✔      Public Company Platform
✔      Capital Markets
✔      Financial Literacy
✔      Large Organization Leadership and Human Capital Development
✔      Corporate Governance

✔      Other Real Estate Industry – Self-Storage Sector
✔      MAA Market Experience
✔      Public Board Audit Committee Service
✔      REIT Structure
✔      Business Continuity and Crisis Management
✔      Public Company Mergers and Acquisitions
✔      Regulatory Compliance
✔       Change and Growth Management

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✔ Audit Committee ✔ Real Estate Investment Committee ✔ Financial Expert	2023-Present: JLL Income Property Trust, Inc. 2020-Present: National Storage Affiliates Trust	2020-2022: Duke Realty Corporation

WORK HISTORY    Ms. Fischer currently serves as the Executive Chairperson of National Storage Affiliates Trust, having previously served as the President and CEO from 2020 until April 1, 2023. Ms. Fischer previously served as President and CFO from 2018 to 2019, after serving as EVP and CFO from 2013 to 2018. Prior to joining National Storage Affiliates Trust, Ms. Fischer held various consulting positions from 2011 to 2012. Previously, Ms. Fischer served as EVP and CFO of Vintage Wine Trust, Inc. from 2004 to 2008 and then as a consultant to Vintage Wine Trust, Inc. from 2009 to 2010. Ms. Fischer also served as EVP and CFO for Chateau Communities, Inc. from 1993 to 2003 and held various positions with Coopers & Lybrand (now PricewaterhouseCoopers) from 1984 to 1992.

Ms. Fischer’s experience as an Executive Chairperson and CEO of a public REIT, along with her previous service as the Chairperson of the National Self Storage Association and as a member of the Executive Board of Governors of NAREIT, makes her a valuable addition to the Board, providing extensive knowledge of our industry, and a keen insight and understanding of our structure as a public REIT, the regulatory environment of our industry, risk oversight expertise, and management of geographically-dispersed human capital. The Board has also determined that Ms. Fischer qualifies as a Financial Expert, which along with her past experience serving on the Audit Committee of another public REIT, makes her well qualified to serve on the Audit Committee. In addition, Ms. Fischer’s real estate knowledge acquired through serving as the Executive Chairperson and prior CEO of National Storage Affiliates Trust, and mergers and acquisitions expertise, coupled with her risk oversight and accounting acumen, provides extensive analysis capabilities that make her a valuable member to the Real Estate Investment Committee.

2025 PROXY STATEMENT	29

PROPOSAL 1: ELECTION OF DIRECTORS
ALAN B. GRAF, JR. Past EVP and CFO, FedEx Corporation		Director Since: June 2002 Age as of the Annual Meeting: 71 Independent
KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✔      Strategic Planning and Oversight
✔      Risk Management/Oversight
✔      Cybersecurity
✔      Public Company Platform
✔      Capital Markets
✔      Financial Literacy
✔      Large Organization Leadership and
    Human Capital Development
✔      Corporate Governance

✔      Public Board Audit Committee Chairman Service
✔      REIT Structure
✔      Business Continuity and Crisis Management
✔      Public Company Mergers and Acquisitions
✔      Regulatory Compliance
✔      Enhanced branding
✔      Change and Growth Management
✔      Civic Development, Community Service, Non-Profit Leadership and Oversight
✔      Environmental Innovation
✔      Legislative and Political Acumen

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✔ Lead Independent Director ✔ Chairman of the Audit Committee ✔ Financial Expert	None	2002-2024: Nike, Inc.

WORK HISTORY    Mr. Graf served as the EVP and CFO and as a member of the Executive Committee of FedEx Corporation from 1998 until his planned retirement in September 2020, continuing to serve as EVP and Senior Advisor through December 2020. Mr. Graf joined FedEx in 1980 as a senior financial analyst and held various management positions throughout the Finance division until serving as EVP and CFO of FedEx Express, FedEx’s predecessor, from 1991 to 1998.

As a result of his 41-year career at FedEx, a large multinational company, including 30 years as an executive, Mr. Graf brings experienced insight in strategic vision and investments, navigation of growth, pursuit of technological and procedural innovations and organization management and development. In addition, Mr. Graf’s responsibilities for all aspects of FedEx’s global financial functions, including financial planning, treasury, tax, accounting and controls, internal audit and investor relations, along with his prior service as the chairman of the Audit Committee on the board of Nike, Inc., a multinational global brand and public company, offers extensive expertise to the oversight of our financial controls, audit activities, cybersecurity and risk mitigation as the Chairman of our Audit Committee.  Mr. Graf currently serves on the board of Indiana University Foundation and has been recognized for his positive impact on public education. Mr. Graf has also made an impact on the medical community in the Memphis area through his prior chairmanship of the board of Methodist Le Bonheur Healthcare and his ongoing support of the FedExFamilyHouse, a home for out-of-town families of patients at Le Bonheur Children’s Hospital that was founded by Mr. Graf and his wife, providing him with unique understanding of our corporate charity, The Open Arms Foundation, which offers similar accommodations for individuals receiving long-term medical care at facilities located away from their homes.

2025 PROXY STATEMENT	30

PROPOSAL 1: ELECTION OF DIRECTORS
BRAD HILL CEO and President, MAA	Director Since: 2025 Director Nominee Age as of the Annual Meeting: 49 Management
KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✔      Real Estate Industry – Investment
✔      Real Estate Industry –
         Development/Construction
✔      Strategic Planning and Oversight
✔      Risk Management/Oversight
✔      Cybersecurity
✔      Public Company Platform
✔      Capital Markets
✔      Financial Literacy
✔      Large Organization Leadership and
    Human Capital Development
✔      Corporate Governance

✔      Other Real Estate Industry – Multifamily Sector, Industry Association Service, Multifamily Operations
✔      MAA Market Experience
✔      REIT Structure
✔      Business Continuity and Crisis Management
✔      Public Company Mergers and Acquisitions
✔      Regulatory Compliance

✔ Essential Services Industry ✔ Data Privacy, Cybersecurity Digital Marketing ✔ Enhanced Branding ✔ Change and Growth Management ✔ Succession Planning

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
None	None	None

WORK HISTORY    Mr. Hill has served as CEO and President of MAA since April 1, 2025. Mr. Hill joined us in 2010 as VP and Director of New Development and assumed increasing levels of responsibility surrounding our multifamily transactions and capital recycling activities before being promoted to SVP and Director of Multifamily Investing in 2014, subsequently promoted to EVP and Director of Multifamily Investing in 2016. In 2021, Mr. Hill assumed responsibility for our lease-up operations as well as our development pipeline and was promoted to EVP and Chief Investment Officer in late 2021. On January 1, 2024, Mr. Hill assumed the role of President and Chief Investment Officer, assuming responsibility for all property and information technology operations, until his promotion to CEO and President. Prior to joining MAA, Mr. Hill held senior positions with two real estate development companies.

Mr. Hill’s depth of real estate experience, especially within MAA’s markets, coupled with his service and leadership with industry associations will offer invaluable input to our Real Estate Investment Committee discussions. In addition, his historical knowledge of MAA transactions, experience with acquisitions and mergers, MAA itself and insight into institutional investor concerns within and beyond the REIT investment communities (gained through our active investor outreach efforts), will provide key information to Board strategy discussions. Also, as our CEO, we believe Mr. Hill is in the best position to communicate Board decisions and guidance to the company and ensure those objectives are being met and that company resources and incentive plans are in alignment with the board-set strategy.

2025 PROXY STATEMENT	31

PROPOSAL 1: ELECTION OF DIRECTORS
EDITH KELLY-GREEN Founding Partner, JKG Properties LLC and The KGR Group Former VP and Chief Sourcing Officer, FedEx Express	Director Since: September 2020 Age as of the Annual Meeting: 72 Independent

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✔ Real Estate Industry – Investment ✔ Strategic Planning and Oversight ✔ Risk Management/Oversight ✔ Public Company Platform ✔ Capital Markets ✔ Financial Literacy ✔ Corporate Governance
✔     Other Real Estate Industry – Retail, Commercial and Single Family Sectors
✔      Public Company Mergers and Acquisitions
✔      Regulatory Compliance
✔      Essential Services Industry
✔      Change and Growth Management
✔       Civic Development, Community Service, Non-Profit Leadership and Oversight

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✔ Audit Committee ✔ Nominating and Corporate Governance Committee ✔ Financial Expert	None	2019-2022: Sanderson Farms, Inc. 2000-2019: Applied Industrial Technologies, Inc.

WORK HISTORY    Ms. Kelly-Green is a founding partner of JKG Properties LLC, a commercial real estate and single-family housing company formed in 2011, and The KGR Group, the owner of a large chain of restaurants formed in 2005. Ms. Kelly-Green retired from FedEx Express, a subsidiary of FedEx Corporation, as VP and Chief Sourcing Officer in 2003, having joined FedEx Corporation in 1977 as a senior accountant. Ms. Kelly-Green held various positions during her time with the company including as VP of Internal Audit from 1991 until 1993 and VP, Strategic Sourcing and Supply from 1993 until her appointment as VP and Chief Sourcing Officer. Prior to joining FedEx Corporation, Ms. Kelly-Green worked as a senior auditor for Deloitte from 1973 until 1977.

Ms. Kelly-Green’s certification as a Certified Public Accountant (inactive), background in auditing and accounting for a global public company, previous service on the Board of Directors of Paragon National Bank, Buckman, Inc., Applied Industrial Technologies, Inc., and Sanderson Farms, Inc., designation as a Financial Expert, and strategic and risk oversight experience gained through various entrepreneurial endeavors, make her a valuable member of our Audit Committee, which exercises oversight of financial statement controls, auditing procedures and capital market plans. In addition, Ms. Kelly-Green’s real estate experience also adds a non-multifamily real estate sector perspective to portfolio strategy discussions. Ms. Kelly-Green has been honored by several organizations for her extensive volunteerism and leadership with numerous civic and philanthropic organizations, including serving as the founding chair of The Ole Miss Women’s Council for Philanthropy at the University of Mississippi, as a founding board member of both the Women’s Foundation for a Greater Memphis and Philanthropic Black Women of Memphis, and for her endowment scholarships for females in accounting, to name a few. Ms. Kelly-Green’s commitment to providing opportunities to others coupled with her experiences as a minority professional in corporate organizations, including being one of the first African American women to pass the Certified Public accountant’s exam in Tennessee to being the first minority female VP at FedEx Express, provide a unique and important perspective to the Board’s and Audit Committee’s oversight of our corporate responsibility program, particularly as to our approach to human capital and inclusion and diversity efforts. In addition, Ms. Kelly-Green’s former service as the chairman of the Corporate Governance Committees for Applied Industrial Technologies, Inc. and Sanderson Farms, Inc. brings outside industry perspectives that enhance discussions in our Nominating and Corporate Governance Committee.

2025 PROXY STATEMENT	32

PROPOSAL 1: ELECTION OF DIRECTORS
SHEILA K. MCGRATH Former Senior Managing Director, Evercore ISI	Director Since: September 2024 Age as of the Annual Meeting: 60 Independent
KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✔ Real Estate Industry – Investment ✔ Public Company Platform ✔ Capital Markets ✔ Financial Literacy
✔      Other Real Estate Industry –
         Multifamily Sector, Industry
         Association Service, Commercial Sector
✔      MAA Market Experience
✔      Public Board Audit Committee Service
✔      REIT Structure
✔      Business Continuity and Crisis
          Management
✔      Public Company Mergers and
         Acquisitions
✔      Regulatory Compliance

✔      Essential Services Industry
✔      Data Privacy, Cybersecurity Digital
          Marketing
✔      Enhanced Branding
✔      Change and Growth Management
✔      Civic Development, Community
         Service, Non-Profit Leadership and
         Oversight
✔      Succession Planning

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✔ Compensation Committee ✔ Real Estate Investment Committee	2023-Present: Alexandria Real Estate Equities 2023-Present: Granite Point Mortgage Trust 2024 – Present: Mew Mountain Net Lease Trust	None

WORK HISTORY    Ms. McGrath served as Senior Managing Director at Evercore ISI covering U.S. equity REITs, real estate operating companies, and Mexican real estate investment vehicles from 2012 until 2022. Prior to joining Evercore, she served as Managing Director and Sector Head for REIT research at Keefe, Bruyette & Woods from 2007 until 2012. During that time, Ms. McGrath was a member of the firm's Research Review Committee and Leadership Committee. Between 1994 and 2007, Ms. McGrath was an equity research analyst covering REITs and real estate operating companies at several firms, including Smith Barney and UBS. She began her career in 1989 as a commercial real estate appraiser valuing commercial real estate properties across various sectors and conducting new development feasibility studies.

Ms. McGrath adds significant value to the Board as a result of her strong financial acumen and lengthy track record as a distinguished equity research analyst covering the REIT sector. Her experience from Nareit, an industry association, where she currently serves on the Advisory Board of Governors and the Real Estate Investment Advisory Council and previously served on the Best Financial Practices Council bring a depth of knowledge and public REIT history to Board strategy discussions in addition to her strong knowledge of MAA from her years as an analyst during which she covered MAA. These skills along with Ms. McGrath’s commercial valuation skills, investment vehicle acumen, service on a variety of industry organizations, including the International Council of Shopping Centers, the Urban Land Institute and the U.S. Green Building Council, as well as her extensive knowledge of the multifamily REIT sector add a valuable voice to our Real Estate Investment Committee. In addition, her experience with company valuation along with her knowledge of institutional investor viewpoints provides a unique perspective to our Compensation Committee discussions that we feel injects a shareholder viewpoint to compensation decisions.

2025 PROXY STATEMENT	33

PROPOSAL 1: ELECTION OF DIRECTORS
CLAUDE B. NIELSEN Past CEO, Coca-Cola Bottling Company United, Inc.	Director Since: October 2013 Age as of the Annual Meeting: 74 Independent
KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✔      Strategic Planning and Oversight
✔      Risk Management/Oversight
✔      Cybersecurity
✔      Public Company Platform
✔      Financial Literacy
✔      Large Organization Leadership and
    Human Capital Development
✔      Corporate Governance

✔      Public Company Compensation Committee Service (Chairman), Governance
         Committee Service
✔      REIT Structure
✔      Business Continuity and Crisis Management
✔      Public Company Mergers and Acquisitions
✔      Regulatory Compliance
✔      Essential Services Industry
✔      Enhanced Branding
✔      Change and Growth Management
✔      Civic Development, Community Service, Non-Profit Leadership and Oversight
✔      Succession Planning

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✔ Chairman of the Nominating and Corporate Governance Committee ✔ Compensation Committee	None	None

WORK HISTORY    Mr. Nielsen served as the Chairman of the Board of Directors for Coca-Cola Bottling Company United, Inc. from 2003 until his retirement in April, 2023. Mr. Nielsen also served as CEO of Coca-Cola Bottling Company United, Inc. from 1991 until his planned retirement in 2016. Mr. Nielsen joined the company in 1979 and held a variety of operational and managerial positions until his appointment as President in 1990.

As a result of his 42-year career in an essential business industry and experience leading a company through tremendous periods of growth and several mergers, Mr. Nielsen provides our Board with a wealth of insight in setting the strategic direction of MAA, considering the scope and speed at which an organization can accept and adapt to change and identifying potential obstacles and risks to successful integrations. In addition, he also brings an understanding of the challenges of managing, developing and leading human capital in geographically-dispersed locations as well as operating in many of the markets within MAA’s portfolio footprint. Mr. Nielsen previously served on the board of directors of AmSouth Bank Corporation and Regions Financial Corporation, providing the board with additional insight in banking and financial affairs. Furthermore, Mr. Nielsen, having been both appointed and retiring as CEO of Coca-Cola Bottling Company United, Inc. as a result of formal succession events, brings first-hand insight regarding succession planning along with oversight experience gained from his prior service on the Governance Committee of Colonial Properties Trust to our Nominating and Corporate Governance Committee. Mr. Nielsen also offers a unique perspective to our Compensation Committee having previously served as the Chairman of the Compensation Committee for Colonial Properties Trust, a public REIT prior to our merger in 2013, while also understanding private company approaches to executive compensation through his experience both as CEO and Chairman of the board of directors of Coca-Cola Bottling Company United, Inc. Mr. Nielsen has been involved at times with several civic and charitable organizations including the United Way of Central Alabama, the American Cancer Society, the Birmingham Rotary Club and the Birmingham Business Alliance, amongst others. Mr. Nielsen also previously served as Chairman of the Coca-Cola Scholars Foundation and, along with his wife, has supported various initiatives at the University of Alabama at Birmingham, including innovation and business incubation as well as cancer research. Mr. Nielsen’s history of civic and community support and development bring an engaged and service-minded perspective to the oversight of MAA’s corporate responsibility initiatives.

2025 PROXY STATEMENT	34

PROPOSAL 1: ELECTION OF DIRECTORS
GARY S. SHORB Executive Director, The Urban Child Institute Former President and CEO, Methodist Le Bonheur Healthcare	Director Since: May 2012 Age as of the Annual Meeting: 74 Independent
KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✔ Strategic Planning and Oversight ✔ Risk Management/Oversight ✔ Financial Literacy ✔ Large Organization Leadership and Human Capital Development ✔ Corporate Governance
✔      Business Continuity and Crisis Management
✔      Regulatory Compliance
✔      Essential Services Industry
✔      Data Privacy, Cybersecurity
✔      Change and Growth Management
✔      Civic Development, Community Service, Non-Profit Leadership and Oversight
✔      Succession Planning

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✔ Audit Committee ✔ Nominating and Corporate Governance Committee	None	None

WORK HISTORY    Mr. Shorb has served as the Executive Director of The Urban Child Institute since February 2017. From 2016 through April 2017, Mr. Shorb served as a Senior Advisor following his planned retirement in 2016 as President and Chief Executive Officer of Methodist Le Bonheur Healthcare, a seven-hospital integrated healthcare system. Mr. Shorb joined Methodist Le Bonheur Healthcare in 1990 as EVP, COO, transitioning to President and CEO in 2001. Before joining Methodist Le Bonheur Healthcare, Mr. Shorb served as President and CEO of Regional Medical Center in Memphis from 1986 to 1990, having joined the organization in 1982 as VP of Operations. Prior to his work in the healthcare industry, Mr. Shorb worked as a project engineer with Exxon after serving as a Lieutenant Commander in the U.S. Navy.

With his background in engineering and operations and 15 years serving as the President and CEO of an integrated healthcare system, Mr. Shorb brings experienced insight related to risk mitigation, organizational management and as a provider of essential services to the Board’s oversight and strategic analysis discussions. His experience serving in a highly regulated industry requiring strong data security and privacy controls makes him a valuable member of our Audit Committee which oversees our financial statement controls and cybersecurity efforts. In addition, having been both appointed and retiring as CEO of Methodist Le Bonheur Healthcare as a result of formal succession events, he also brings experienced insight to our management and board succession plans through his service on our Nominating and Corporate Governance Committee. As well as serving as the Executive Director of The Urban Child Institute, a non-profit dedicated to promoting the education, health and well-being of young children, Mr. Shorb has extensive community service and leadership experience that brings a wealth of insight to our human capital programs, including our diversity and inclusion efforts, oversight of our corporate charity, The Open Arms Foundation, and various initiatives of our corporate responsibility program. Mr. Shorb has been recognized by numerous organizations for his decades of involvement and leadership, serving at various times on the boards of the National Civil Rights Museum, United Way, the Memphis Shelby Crime Commission, Tennesseans for Early Childhood Education (past Chairman), The University of Memphis Foundation and the Tennessee Business Leadership Council, amongst others.

2025 PROXY STATEMENT	35

PROPOSAL 1: ELECTION OF DIRECTORS
DAVID P. STOCKERT Partner, Sweetwater Opportunity Fund, L.P. Former CEO and President, Post Properties, Inc.	Director Since: December 2016 Age as of the Annual Meeting: 63 Independent
KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✔   Real Estate Industry – Investment
✔    Real Estate Industry – Development/Construction
✔   Strategic Planning and Oversight
✔   Risk Management/Oversight
✔   Cybersecurity
✔   Public Company Platform
✔   Capital Markets
✔   Financial Literacy
✔   Large Organization Leadership and
Human Capital Development
✔   Corporate Governance

✔    Other Real Estate Industry – Multifamily Sector, Industry Association Service, Multifamily Operations and MAA Market Expertise
✔   Public Board Lead Director Service and Governance Committee Service
✔   REIT Structure
✔   Business Continuity and Crisis Management
✔    Public Company Mergers and Acquisitions
✔    Regulatory Compliance
✔    Essential Services Industry
✔    Digital Marketing
✔    Change and Growth Management
✔     Civic Development, Community Service, Non-Profit Leadership and Oversight

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✔ Nominating and Corporate Governance Committee ✔ Real Estate Investment Committee	None	2017-2022: Duke Realty Corporation
WORK HISTORY    Mr. Stockert has served as one of three general partners in Sweetwater Opportunity Fund, L.P. and Sweetwater Opportunity Fund II, L.P, each an Atlanta-based private real estate investment fund, since 2019. Mr. Stockert served as CEO and President of Post Properties, Inc. from 2002 until its merger with MAA in December 2016, having previously served as President and COO from 2001 until 2002. Prior to joining Post Properties, Inc., Mr. Stockert served as EVP of Duke Realty Corporation, a public real estate company, from 1999 until 2000 and as SVP and CFO of Weeks Corporation from 1995 until it merged with Duke Realty Corporation in 1999.  From 1990 until 1995, Mr. Stockert was an investment banker in the Real Estate group at Dean Witter Reynolds Inc. (now Morgan Stanley) and prior to 1990 was a Certified Public Accountant.

As a result of his leadership of Post Properties, Inc., his prior service on the board of directors of the National Multi-Housing Council and other industry associations as well as his prior experience as a lead independent director of another public REIT, Mr. Stockert provides a keen insight and understanding of our organization and industry including our structure, the regulatory environment of our industry, management of geographically-dispersed human capital, the demographics and expectations of our customer base, multifamily property operations, capital markets and investor relations. The overlap of the markets of the prior Post Properties, Inc. and MAA add to Mr. Stockert’s real estate investment and development expertise, making him a valuable member of the Real Estate Investment Committee. Mr. Stockert’s prior experience with strategic CEO succession planning for a public, multifamily REIT, brings keen insight and execution experience to our Nominating and Corporate Governance Committee. Mr. Stockert has, at times, served on the boards of directors of numerous civic and charitable organizations including Grady Health System, the Robert W. Woodruff Foundation, the YMCA of Metro Atlanta, the Community Foundation for Greater Atlanta, Westside Future Fund and Horizons Atlanta, amongst others. His leadership of the Post HOPE Foundation, the former corporate charity of Post Properties, Inc. dedicated to helping those in need, makes him uniquely qualified to assist the Board with the oversight of MAA’s corporate charity, The Open Arms Foundation, and guiding community involvement discussions related to our corporate responsibility initiatives.

NON-MANAGEMENT DIRECTOR COMPENSATION

COMPENSATION PHILOSOPHY

Upon recommendations from the Compensation Committee, the Board sets compensation for our non-management directors. Directors who are associates of MAA are not compensated for serving on the Board. In considering their recommendation to the Board on non-management Director compensation, the Compensation Committee endeavors to establish a compensation program that will facilitate the attraction and retention of highly qualified Directors and adequately recognize the efforts and contributions of those Directors. In doing so, the committee considers many factors including the level of responsibility and liability assumed by Directors, the time commitment involved, the level of expertise and skill the Board wishes to attract and retain and the additional responsibilities associated with serving on committees, as a chairman of a committee or as the Lead Independent Director.

2025 PROXY STATEMENT	36

PROPOSAL 1: ELECTION OF DIRECTORS
The Board believes that the approach towards non-management Director compensation should reflect the values used in setting NEO compensation in that it should be generally in line with the median compensation offered at comparable peer companies, reflect a mix of both cash and equity compensation to ensure alignment with our shareholders and be sustainable over the long-term.

The independent consultant hired by the Compensation Committee to assist with setting executive compensation is periodically engaged to benchmark and recommend appropriate compensation for our non-management Directors.

2024 COMPENSATION PROGRAM

In 2023, the Compensation Committee retained an external compensation consultant from Pearl Meyer to assist with setting the compensation for non-management Directors for the 2024-2025 service period. Pearl Meyer’s work included benchmarking the 2023 compensation package against the same peer group established to evaluate NEO compensation and providing insight into then-current trends and compensation structures with the goal of setting total compensation near the median level of MAA’s comparative peer group for compensation. The 2023 review found that MAA’s compensation program design was aligned with the peer group, but average total compensation per non-management director was below the peer group 50th percentile, primarily as a result of a lower annual equity grant value.
The Compensation Committee discussed the compensation consultant’s analysis and directional recommendations, reviewed the responsibilities of the Board and its committees, MAA’s performance results, and the need to attract new directors under the Board’s long-term succession plans, among other items, and recommended the Board approve the below compensation structure for the 2024-2025 service period, which would better align average total compensation for 2024 to the 50th percentile benchmark level from the 2023 study.

ANNUAL CASH FEES

The below 2024-2025 service period annual cash fees were awarded to non-management directors in quarterly installments following our routine quarterly Board meetings pending their continued service on the Board through each meeting. Committee chairperson do not receive their respective committee’s service fee in addition to their chairperson fee and associates of MAA are not eligible for any Board compensation.

$80,000	Board service (no change)
$30,000	Audit Committee Chairperson (increased from $25,000)
$12,000	Audit Committee service other than Committee Chairperson (increased from $10,000)
$22,500	Compensation Committee Chairperson (increased from $20,000)
$9,750	Compensation Committee service other than Committee Chairperson (increased from $8,750)
$20,000	Nominating and Corporate Governance Committee Chairperson (increased from $15,000)
$8,250	Nominating and Corporate Governance Committee service other than Committee Chairperson (increased from $7,250)
$8,500	Real Estate Investment Committee service (increased from $7,500)
$35,000	Lead Independent Director (increased from $27,500)

ANNUAL DIRECTOR EQUITY GRANTS

Shares of restricted stock are granted to non-employee Directors following election to the Board. These shares of restricted stock vest at the end of the Director’s annual term. Dividends equivalent to the dividends paid on shares of common stock are paid on these shares of restricted stock prior to vesting. Directors who choose to leave the Board before their term is completed for reasons other than retirement, disability or death, forfeit their granted shares of restricted stock for the service year in which they leave the Board.

$170,000	Approximate value of the 2024 Annual Director Grant (increased from $162,500)

The non-employee Directors elected at the 2024 Annual Meeting of Shareholders were each issued 1,245 shares of restricted stock based on the closing stock price of $136.50 on May 21, 2024, the day of the 2024 annual meeting of shareholders. Ms. McGrath, who joined the Board in September of 2024 was issued 789 shares of restricted stock to reflect her partial year of participation in the 2024-2025 service period.

DEFERRED COMPENSATION

In accordance with our Director Deferred Compensation Plan, Directors may have a comparable value of restricted stock units issued into a deferred compensation account in lieu of receiving their annual cash fees and/or their annual director equity grant. If Directors choose to defer their compensation in this manner, the compensation is paid out in two annual installments either in shares of our common stock or in the cash equivalent (at the Director’s election), beginning in the year following the year in which the Director retires from the Board. Dividends equivalent to the dividends paid on shares of common stock are credited as restricted stock units prior to payout of the shares. All dividend equivalents credited as restricted stock units prior to payout are reinvested into additional shares of restricted stock units which are also deferred under the plan.

2025 PROXY STATEMENT	37

PROPOSAL 1: ELECTION OF DIRECTORS
MIX OF COMPENSATION ELEMENTS

The below represents the average mix of compensation elements available to non-management Directors and as actually awarded in 2024 (included deferred compensation issued in the form of Restricted Stock Units) based on the respective role(s) each non-management Director held during 2024, and the payout elections each Director made. Because non-employee director compensation follows the annual service period of directors, compensation realized in calendar year 2024 reflects two quarters at the 2023-2024 service period rates and two quarters at the 2024-2025 service period rates.

DIRECTOR COMPENSATION TABLE

The below table represents the compensation earned by each non-management Director during calendar year 2024.
Name	Fees Earned Or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Deborah H. Caplan (4)	$109,000	$169,943	$6,877	$285,819
John P. Case (4)	$ 97,250	$169,943	$6,877	$274,069
Tamara Fischer	$ 99,000	$169,943	$6,877	$275,819
Alan B. Graf, Jr.	$138,750	$169,943	$6,877	$315,569
Toni Jennings (5)	$ 59,250	$ -	$3,216	$ 62,466
Edith Kelly-Green (4)	$ 98,750	$169,943	$6,877	$275,569
James K. Lowder	$ 95,750	$169,943	$6,877	$272,569
Thomas H. Lowder (4)	$ 97,250	$169,943	$6,877	$274,069
Sheila K. McGrath (5)	$ 24,563	$127,471	$2,320	$154,353
Claude B. Nielsen	$106,750	$169,943	$6,877	$283,569
W. Reid Sanders (4)	$ 91,000	$169,943	$6,877	$267,819
Gary S. Shorb (4)	$ 98,750	$169,943	$6,877	$275,569
David P. Stockert	$ 95,750	$169,943	$6,877	$272,569

(1)	Represents annual cash fees regardless of whether paid as cash or deferred by the Director and issued as restricted stock units in the Director Deferred Compensation Plan.

(2)
Represents the grant of 1,245 shares of restricted stock to each non-employee Director elected at the 2024 Annual Meeting of Shareholders on May 21, 2024, at the closing stock price of $136.50 on the day of the meeting, regardless of whether the Director elected to have the grant issued as restricted stock units in the Director Deferred Compensation Plan. For Ms. McGrath, represents the grant of 789 shares of restricted stock on September 25, 2024, the day she joined the Board, at the closing stock price of $161.56. The grants will vest on May 21, 2025, dependent upon continued service on the Board through the end of the 2024-2025 service period. Each non-management Director elected at the 2024 Annual Meeting of Shareholders had aggregate restricted stock awards of 789 shares outstanding on December 31, 2024.

(3)	Represents the dividends paid during 2024 on unvested shares of restricted stock and restricted stock units regardless of whether an 83(b) election was made.

(4)
These Directors elected to have all or a portion of their annual cash fees issued as shares of restricted stock units in the Director Deferred Compensation Plan. The table represents the foregone cash and aggregate number of restricted stock units issued.

	Name	Foregone Cash (6)	Restricted Stock Units
	Deborah H. Caplan	$ 54,155	371
	John P. Case	$ 24,057	165
	Edith Kelly-Green	$ 98,750	676
	Thomas H. Lowder	$ 97,250	667
	W. Reid Sanders	$ 91,000	624
	Gary S. Shorb	$ 98,750	677

(5)	Ms. Jennings retired from the Board following the May 2024 Board meeting and Ms. McGrath joined the Board after the September 2024 meeting.

(6)	Does not include roll-over cash from prior period caused by whole Restricted Stock Unit issuances. Cash from the unissued fractional units rolls into the following period.

2025 PROXY STATEMENT	38

PROPOSAL 2: EXECUTIVE COMPENSATION
PROPOSAL 2:	EXECUTIVE COMPENSATION	FOR

MATTER TO BE VOTED
An advisory (non-binding) vote to approve NEO compensation as disclosed in this Proxy Statement.

Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs. As such, shareholders are asked to approve the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the disclosures in the Compensation Discussion and Analysis and Executive Compensation Tables sections of this Proxy Statement.

VOTE REQUIRED
This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

The vote under this proposal is advisory, and therefore, not binding on us, our Board or the Compensation Committee. However, our Board, including the Compensation Committee, values the opinions of our shareholders and, to the extent there is a significant vote against the NEO compensation as disclosed in this Proxy Statement, the Board will consider what actions may be appropriate.

IMPACT OF ABSTENTIONS: Abstentions will have no legal effect on whether this proposal is approved.
IMPACT OF BROKER NON-VOTES: Broker non-votes will have no legal effect on whether this proposal is approved.
BOARD RECOMMENDATION
The Board recommends you vote “FOR” the compensation of our NEOs as disclosed in this Proxy Statement

The vote on this proposal is not a vote on our general compensation policies, non-management Director compensation, or our compensation policies as they relate to risk management. It is also not a vote intended to address any individual element of compensation. The vote specifically relates to the compensation of our NEOs as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
The vote is an advisory, non-binding vote, but our Board values shareholder input on NEO compensation and the Compensation Committee will consider the results of this vote in determining future compensation packages. Furthermore, while the vote specifically applies only to the NEOs listed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC, the Compensation Committee also will apply shareholder feedback on the compensation packages offered to the other members of our executive leadership team as well. While the total level of opportunity may vary amongst executive officers and/or other members of the executive leadership team, the Compensation Committee feels it is important to provide a consistent compensation structure across these associates in order to encourage enterprise-wide teamwork, collaboration and focus on our strategy.
We believe it is important to receive frequent feedback from shareholders on executive compensation and are pleased that shareholders have voted in the past to support an annual vote on executive compensation.
In the following pages, we have provided detailed information on the philosophy and objectives of the Compensation Committee in determining NEO compensation, the committee’s decision-making process and the factors they consider, the compensation structures in place during 2024 and the resultant compensation earned by NEOs.
We believe the compensation programs developed by the Compensation Committee for our NEOs in 2024 were effective in supporting sustainable long-term value creation for our shareholders and appropriately balanced the needs to attract, retain and reward executive officers, drive execution of company performance and strategic initiatives, discourage excessive risk-taking and align executive interests with those of our shareholders.

2025 PROXY STATEMENT	39

PROPOSAL 2: EXECUTIVE COMPENSATION
EXECUTIVE OFFICERS OF THE REGISTRANT

NAMED EXECUTIVE OFFICERS

The Compensation Discussion and Analysis section of this Proxy Statement focuses on the compensation for our NEOs, our CEO, CFO and the next three most highly compensated executive officers who were serving at the end of 2024. Our prior CFO retired as such on March 31, 2024, and is therefore also included in our list of NEOs. Ages are as of May 20, 2025, the date of the Annual Meeting.
H. ERIC BOLTON, JR. Chief Executive Officer during 2024 (Executive Chairman as of April 1, 2025) Age 68
Mr. Bolton joined us in 1994, initially serving as Vice President of Development before being promoted to COO in February 1996 and subsequently appointed as President in December 1996. Mr. Bolton was named CEO in October 2001 and became Chairman of the Board in September 2002. Prior to joining us, Mr. Bolton was with Trammell Crow Company for more than five years and was EVP and CFO of Trammell Crow Realty Advisors. Prior to that, Mr. Bolton worked in the commercial banking industry for seven years.
Effective April 1, 2025, Mr. Bolton relinquished his position as our CEO as part of his planned retirement. Mr. Bolton remains employed with us as Executive Chairman to serve as a resource to the CEO of the Company in defining the Company’s strategy and serve as a mentor to the CEO in effectively communicating and promoting the Company’s strategy to the Board, the Company’s employees, and the capital markets.  In addition, at the request of the CEO and/or the Board of Directors, Mr. Bolton may be called upon to advise and assist with any potential significant strategic corporate events or transactions.

A. CLAY HOLDER EVP, Chief Financial Officer Age 47
Mr. Holder joined MAA in 2017, initially serving as SVP, Chief Accounting Officer with responsibility for required SEC filings, compliance with GAAP, financial statements and internal controls over financial statements, and accounts payable, among other accounting functions. On April 1, 2024, Mr. Holder was promoted to EVP, CFO with added responsibilities for financial planning, tax, REIT qualification, investor relations and capital markets. Prior to joining MAA, Mr. Holder spent seven years in multiple accounting and finance roles at AutoZone, Inc. Mr. Holder began his career in public accounting with Arthur Andersen and Deloitte and is a licensed Certified Public Accountant.

ALBERT M. CAMPBELL, III Former EVP, Chief Financial Officer Age 58
Mr. Campbell joined us in 1998, initially responsible for our external reporting and forecasting efforts. Mr. Campbell held various financial leadership positions, including Treasurer and Director of Financial Planning where he was responsible for managing the funding requirements of the business to support corporate strategy, before being promoted to CFO in January 2010. Prior to joining us, Mr. Campbell worked as a Certified Public Accountant with Arthur Andersen and served in various finance and accounting roles with Thomas & Betts Corporation.
Effective April 1, 2024, Mr. Campbell relinquished his position as our EVP and CFO as part of his planned retirement. Mr. Campbell remained employed with us as a Senior Advisor to the CEO through December 31, 2024, to facilitate an orderly transition.

A. BRADLEY HILL EVP, President and Chief Investment Officer during 2024 (CEO and President as of April 1, 2025) Age 49
Mr. Hill joined us in 2010 as VP and Director of New Development and assumed increasing levels of responsibility surrounding our multifamily transactions and capital recycling activities before being promoted to SVP and Director of Multifamily Investing in 2014 and further promoted to EVP and Director of Multifamily Investing in 2016. In 2021, Mr. Hill assumed responsibility for our lease-up operations as well as our development pipeline and was promoted to EVP and CIO in late 2021. On January 1, 2024, Mr. Hill was appointed as President and CIO. Prior to joining us, Mr. Hill held senior positions with two real estate development companies.
Effective April 1, 2025, Mr. Hill was appointed as CEO and President.

ROBERT J. DELPRIORE EVP, Chief Administrative Officer and General Counsel Age 57
Mr. DelPriore joined us in August 2013 as our EVP and GC, initially responsible for the development of our internal Legal Department before adding responsibility for our Commercial Division and Enterprise Risk Management, subsequently being promoted to EVP and CAO in early 2022. Prior to joining us, Mr. DelPriore was engaged in the private practice of law and served as counsel to MAA.

TIMOTHY P. ARGO EVP, Chief Strategy & Analysis Officer Age 48
Mr. Argo joined us in June 2002, initially responsible for underwriting acquisition opportunities. Mr. Argo was promoted several times reflecting expanding levels of responsibility including budgets and forecasting, financial planning, investor relations, and portfolio management, until being named SVP, Chief Financial Planning Officer in 2017. In 2022, Mr. Argo was promoted to EVP, Chief Strategy & Analysis Officer, assuming responsibility for asset management, strategy development and execution, and value creation.

2025 PROXY STATEMENT	40

PROPOSAL 2: EXECUTIVE COMPENSATION
OTHER EXECUTIVE OFFICERS

Our other executive officers are provided below.
MELANIE CARPENTER    EVP, Chief Human Resources Officer, Age 48

Ms. Carpenter joined us in March 2000 as a Human Resources Assistant and held positions in various specialties within Human Resources, including organizational development and employee relations and recruitment, until being appointed as Director of Human Resources in 2011. As Director of Human Resources, Ms. Carpenter was responsible for MAA’s associate training and communications. In 2016, Ms. Carpenter, was promoted to Chief Human Resources Officer. Prior to joining MAA, Ms. Carpenter worked in the human resources field for Cooperative Marketing Concepts from November 1996 to February 2000.
AMBER FAIRBANKS    EVP, Property Management, Age 44

Ms. Fairbanks joined us in October 2013 following a merger, serving as a Divisional SVP with supervisory responsibility for property operations over several regions. In October 2022, Ms. Fairbanks was promoted to EVP, Property Management with operational responsibility over our entire multifamily portfolio. Prior to joining MAA, Ms. Fairbanks had worked in various property operation positions for Colonial Properties Trust since June 2002. Ms. Fairbanks previously sat on the board of directors for the Charleston Apartment Association and currently serves on the Property Operations Committee for the National Multifamily Housing Council.
JOE FRACCHIA    EVP, Chief Technology & Innovation Officer, Age 51

Mr. Fracchia joined us in October 2016 as Chief Information Officer, immediately prior to a merger. Mr. Fracchia was initially tasked with combining the company’s systems and developing a unified platform to support current activities and providing for technology changes and growth in the future. Mr. Fracchia oversees all aspects of our technology, including systems development, cybersecurity and privacy, business intelligence and reporting, data center operations, networking, telecommunications, and application and technology support. Reflecting the growth and sophistication of our systems, Mr. Fracchia was promoted to EVP, Chief Technology and Information Officer in January 2022. Prior to joining MAA, Mr. Fracchia spent 18 years in business and technology consulting with Arthur Andersen, Deloitte and PwC. He also founded and spent roughly seven years with Vaco Risk Solutions, a Cyber Security Consulting firm.
COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section provides a detailed discussion of the compensation opportunities provided to our NEOs. It begins with the Compensation Committee’s approach to setting compensation packages, including the committee’s philosophy and objectives, the risks associated with compensation plans, compensation governance considerations and other risk mitigating factors, and benchmarking data and directional considerations provided by the external compensation consultant, among other matters. Next you will find detailed information on the 2024 compensation packages put into place for our NEOs, including the structure of the overall package, opportunities available under each element of compensation, and the overall mix of fixed compensation and performance based incentives based on various market and financial metrics. Finally, you will find information on MAA’s actual performance during 2024, the resultant awards earned by our NEOs under the 2024 compensation packages as well as information on other benefits available to our NEOs.
The below Table of Contents is provided to help you navigate the topics covered in this section.

COMPENSATION APPROACH AND GOVERNANCE	Pages 42-46

42	Philosophy and Objectives

43	Decision Making Process

2024 PROGRAM STRUCTURE	Pages 46-50

46	2024 NEO Direct Compensation Structure and Opportunities

49	2024 Target Compensation

50	2024 Compensation Caps

2024 NEO COMPENSATION REALIZED	Pages 51-55

51	2024 MAA Performance

52	2024 Direct NEO Compensation Realized

54	Other Compensation Elements

TAX AND ACCOUNTING IMPLICATIONS OF COMPENSATION	Page 55

CONCLUSION	Page 56

2025 PROXY STATEMENT	41

PROPOSAL 2: EXECUTIVE COMPENSATION
COMPENSATION APPROACH AND GOVERNANCE

PHILOSOPHY AND OBJECTIVES

The primary objective of our executive compensation program is to drive key business and strategic goals over various time frames in support of long-term shareholder value creation. We also seek to provide fair and competitive pay opportunities that align with both overall MAA and individual performance, shareholder interests and sound corporate governance practices. The Compensation Committee, and the Board in regards to the CEO, believes that to implement this philosophy and create a balanced and reasonable compensation package in the best long-term interests of our shareholders, the below objectives must be incorporated in the program.

The Compensation Committee does not apply a specific weight or otherwise necessarily value one individual concept over another as the concepts deemed to be of most relevance may change over time reflecting changing compensation environments and market conditions, MAA’s evolving strategic initiatives, succession planning efforts or other factors. The corresponding philosophy numbers have been provided to assist in understanding how these concepts are reflected in the structure and governance practices discussed later in this section and do not represent a ranking by the Compensation Committee.

P1      ATTRACT AND RETAIN
Total executive compensation should be sufficiently competitive against other comparable REITs and well-managed companies within the real estate industry to attract and retain highly qualified executive management with the necessary expertise and leadership abilities to execute our strategy.

P2      DO NOT OVERPAY
Generally, total target direct compensation is positioned at or near the 50th percentile market values for similar roles at industry peers and other comparable companies, but may vary between the 25th and 75th percentiles to reflect various factors.

P3      AVOID UNDUE RISK
Compensation elements and plans should promote actions in the best interest of the company and shareholders and not encourage excessive risk-taking to increase individual rewards.

P4      FAIR AND EQUITABLE
Total compensation opportunities, taking into account the scope of responsibilities for each role and its ability to impact overall MAA performance, should be fair and equitable amongst the executive officers and across all MAA associates.

P5      REFLECT MATURITY IN ROLE
Total compensation opportunities should reflect the qualifications, expertise, experience and proven track record of each executive officer within his or her respective role.

P6      QUANTIFIABLE
Total compensation should be clearly defined and materially based on measurable data, while allowing for some subjective analysis, when appropriate, to reflect unusual events out of the executive management’s control, unexpected changes in strategy or material over or under performance.

P7      ALIGN WITH MAA’s CULTURE
Total compensation opportunities should encourage ethical leadership aligned with MAA’s culture statement and Code of Conduct.

P8      ALIGN WITH OVERALL MAA PERFORMANCE (Pay for Performance)
Total compensation opportunities should be materially linked to overall MAA performance to encourage teamwork across functional areas and ensure executives are dedicated to delivering on our overall strategy and market guidance.

P9      BALANCE ANNUAL AND LONG-TERM STRATEGIC GOALS
Total compensation opportunities should incentivize a balance between delivering both annual results and ensuring long-term performance in line with our philosophy of delivering results for today while planning for tomorrow.

P10      REWARD SUPERIOR PERFORMANCE
Total compensation should reward executives for achieving superior performance which exceeds targeted business goals.

P11      ALIGN WITH SHAREHOLDERS
The form of compensation should align the financial interests and goals of our executives with those of our shareholders.

P12      REWARD FOR CREATING LONG-TERM SHAREHOLDER VALUE
The compensation package should allow executive management to benefit from creating long-term shareholder value to support long-term value for our shareholders.

P13      SUSTAINABLE
Total compensation packages should be sustainable to ensure consistency in our ability to retain qualified executive management and to continue to create long-term value for our shareholders in the future without creating undue burden on the financials of MAA.

P14      SUPPORTED BY SHAREHOLDERS
Executive compensation packages should have the support of our shareholders.

2025 PROXY STATEMENT	42

PROPOSAL 2: EXECUTIVE COMPENSATION
DECISION MAKING PROCESS

The Compensation Committee is responsible for the compensation of executive management, both in terms of establishing the form and opportunities for each executive and in overseeing the actual awards made to each executive under our compensation plans. In regards to the CEO, the Compensation Committee makes recommendations to our Board and the non-management Directors vote to approve CEO compensation.

The Compensation Committee considers many factors and, from time to time, obtains input related to certain aspects of executive compensation from the other Independent Directors as well as non-Board sources, including external consultants. The Compensation Committee does not generally consider prior compensation in making compensation decisions, believing that compensation should reflect the current environment of the factors being considered. The committee does not have a pre-defined framework that determines which factors may be more or less important in any given year, and the emphasis placed on any given factor may vary both among the respective executives and over time.

Ultimately, the Compensation Committee’s judgment of all factors it deems relevant in any year forms the basis for determining the executive compensation set for our CEO and other NEOs.

SAY ON PAY    P14

The Compensation Committee considers the results of the shareholder vote to approve executive compensation from prior annual meetings when establishing executive compensation packages and believes the historical Say on Pay vote outcomes are an endorsement by shareholders of the overall total compensation package and approach for our NEOs. The committee feels it is important to obtain this shareholder feedback on a routine, frequent basis. As such, the Board, on behalf of the Compensation Committee, has always recommended that the frequency of the vote to approve executive compensation be done on an annual basis.

91% APPROVAL FOR Say on Pay In 2024	Executive Compensation APPROVED BY SHAREHOLDERS EVERY YEAR Since Introduced in 2011	94% AVERAGE APPROVAL RATE Since 2011

ROLE OF COMPENSATION CONSULTANT

The Compensation Committee has the power and authority to hire outside advisors or consultants to assist the committee in fulfilling its responsibilities, at MAA’s expense and upon terms established by the Compensation Committee. The Compensation Committee routinely hires an external consultant to assist in reviewing our executive compensation program, establishing an appropriate benchmark comparator group, benchmarking plan design, mix of compensation elements and levels of compensation opportunities, and evaluating risks associated with our executive compensation program.

The Compensation Committee engaged Pearl Meyer in 2023 to assist with the review and development of the executive and non-management Director compensation programs for 2024. The Compensation Committee requested the consultant review the companies included in our comparator group and provide any recommended changes, benchmark both non-management Director and executive compensation packages against the finalized comparator group, considering the form, mix and levels of compensation opportunities, and make any recommendations the consultant felt were appropriate.

COMPENSATION CONSULTANT INDEPENDENCE

Prior to the retention of a compensation consultant or any other external advisor, and from time-to-time as the Compensation Committee deems appropriate, the Compensation Committee assesses the independence of such advisor from management, taking into consideration all factors relevant to such advisor’s independence, including the factors specified in NYSE listing standards.

The Compensation Committee assessed the independence of Pearl Meyer in relation to the analysis performed in 2023, taking into account the policies and procedures the consultant has in place to prevent conflicts of interest, any business or personal relationships between the consultant and the members of the Compensation Committee or Board, any ownership of MAA securities by the individual who performs consulting services for the Compensation Committee and any business or personal relationships of the firm with any of our executives. The Compensation Committee also noted that the compensation consultant provides no additional services to MAA or our affiliates.

Pearl Meyer provided the Compensation Committee with appropriate assurances and confirmation of its independent status pursuant to the factors indicated above. The Compensation Committee believes that Pearl Meyer remained independent throughout their service to the committee and that there was no conflict of interest between the firm and the Compensation Committee.

MARKET BENCHMARKING CONSIDERATIONS    P1, P2

The Compensation Committee considers benchmark information when establishing and measuring the appropriateness and competitiveness of various aspects of our executive compensation packages, including the items listed below, amongst others.

✔  Base salary ranges
✔  Annual and long-term incentive award ranges
✔  Mix of variable versus fixed compensation
✔  Mix of cash versus equity award opportunities
✔  Target and maximum performance award opportunities

✔  Total direct compensation (sum of base salary plus short-term and long-term incentives)
✔  Validity of package design and performance measures
✔  Compensation levels in relation to overall company performance
✔ Company performance in relation to peer performance

2025 PROXY STATEMENT	43

PROPOSAL 2: EXECUTIVE COMPENSATION
While the Compensation Committee believes that the type and levels of compensation opportunities provided should be competitively reasonable and appropriate for our business needs and circumstances, the committee’s approach is to consider competitive compensation practices amongst other relevant factors rather than solely establishing compensation at specific benchmark percentiles. This enables us to respond to changes in the labor market and provides us with flexibility in maintaining and enhancing the engagement, focus and motivation of our executives. Broadly, however, unless otherwise warranted by performance or other factors, the Compensation Committee believes it is generally appropriate to be relatively in line with 50th percentile target pay levels for comparable organizations against which MAA competes for business and executive talent and does not believe it is reasonable or appropriate for target executive compensation to be materially outside of comparative benchmark ranges (either above the 75th percentile or below the 25th percentile) whether in terms of individual elements of the compensation program or overall total target executive compensation.

COMPENSATION COMPARATOR GROUP

The Compensation Committee believes it is critical to select the appropriate comparator group for benchmarking purposes. In conjunction with consulting with our Compensation Committee to set 2024 executive compensation, Pearl Meyer reviewed our then current peer group considering various factors including each organization’s business focus, number of employees, enterprise size and value, TSR performance, credit ratings and geographical markets of operations, among other items. Pearl Meyer also reviewed REITs utilized by our multifamily peers for their peer groups as well as other comparably-sized REITs across various sectors in the industry. Pearl Meyer and the Compensation Committee also consider whether a company is in extreme financial distress or has poor executive pay governance perceptions and eliminates such companies from the peer benchmarking group.

After considering Pearl Meyer’s analysis that identified MAA was near or above the 50th percentile of MAA’s then current peers in most size criteria and near or above the 75th percentile for longer-term shareholder return, the Compensation Committee determined to materially maintain the same comparator peer group as used in setting 2023 executive compensation. The Compensation Committee did discuss whether to retain Regency Centers Corporation, a retail REIT with no residential exposure, in the comparator peer group and determined to replace it in the group for 2024 with Equity LifeStyle Properties, Inc. No other changes were made. The comparator peer group the Compensation Committee instructed Pearl Meyer to use to provide executive benchmarking analysis for 2024 is provided below.

American Homes 4 Rent	Camden Property Trust	Essex Property Trust, Inc.	Kimco Realty Corporation	UDR, Inc.
AvalonBay Communities, Inc.	Equity LifeStyle Properties, Inc.	Extra Space Storage, Inc.	Public Storage
BXP, Inc. (formerly Boston Properties, Inc.)	Equity Residential	Invitation Homes Inc.	Sun Communities, Inc.

FINDINGS OF COMPENSATION CONSULTANT
Pearl Meyer performed a market pay analysis and provided the results of their benchmarking review along with directional recommendations at the November and December 2023 Compensation Committee meetings and the Compensation Committee considered the results of their analysis in establishing the executive compensation program for 2024. Overall observations based on then-current performance results and then-current NEO pay levels are provided below. Specific individual NEO observations considered in determining 2024 compensation are provided in the 2024 Target Compensation section on pages 49-50.

RELATIVE COMPANY PERFORMANCE
Based on various selected financial and operational metric comparisons, MAA's average overall performance was near the peer group 75th percentile over the past one, three and five year periods with TSR performing near or above the 75th percentile while total direct compensation for the then-current NEOs was ranked at the 54th percentile.

EXECUTIVE COMPENSATION
Target total direct compensation (salary + target AIP + target LTIP) was below peer group 50th percentile market values for all then-current NEOs and in the aggregate. Individual competitiveness varied, with all but one then-current NEO falling within a competitive range of +/- 15% of the 50th percentile. Mr. Hill was positioned below the competitive range given his recent promotion (as of the time of the study) to the President and CIO role.

Overall, the Compensation Committee determined the results of the analysis indicated that the mix of variable versus fixed pay as well as cash versus equity opportunities were generally aligned with that of the peer group, but changes may be warranted by individual to reflect changing job responsibilities and to further improve pay competitiveness.

ROLE OF EXECUTIVE MANAGEMENT

All incentive plans and any payments made thereunder are developed, adopted and awarded by the Compensation Committee. All compensation related to our CEO is recommended by the Compensation Committee to our full Board, which ultimately has responsibility for approving CEO compensation.

While our CEO does participate in general meetings of the Compensation Committee to provide input on compensation decisions related to the other NEOs, he does not participate in executive sessions of the Compensation Committee nor does he participate in any discussions determining his own compensation. Annually, upon request from the Compensation Committee, our CEO provides the committee with data pertinent to his and the other NEOs’ performance and compensation. Generally, this information pertains to the achievement of individual functional goals. At the end of any incentive plan measurement period, our CEO presents base results of the plan for the Compensation Committee’s review and, if deemed necessary by the Compensation Committee, further evaluation and/or adjustment. The base results are calculated and prepared by our Chief Ethics and Compliance Officer and Corporate Secretary according to the underlying plan documents.

2025 PROXY STATEMENT	44

PROPOSAL 2: EXECUTIVE COMPENSATION
RISK CONSIDERATIONS

The Compensation Committee annually evaluates the risks involved with all of our compensation programs, including risks specifically associated with our executive compensation program, and strives to design total compensation programs that mitigate those risks without diminishing the incentive nature of the compensation. Following its 2024 evaluation, the Compensation Committee determined that any risks arising from our compensation policies and practices for our associates, including our NEOs, are not reasonably likely to have a material adverse effect on MAA. Furthermore, the Compensation Committee believes that the nature of the various elements of executive compensation does not encourage management to assume excessive risks.

The following are specific design factors that the Compensation Committee believes help to discourage undue risk taking and are therefore considered in determining the overall risk level of our executive and company-wide compensation programs.

MULTIPLE ELEMENTS    P3, P8, P9
Each executive and senior-level total compensation offering includes both fixed amounts (as in the case of base salary) and variable amounts dependent upon performance (as in the case of incentive plans). In addition, incentive plans split the opportunity between multiple metrics with both short and long-term performance horizons, and business and market metrics. This multi-component approach discourages undue risk taking in any one area as the greatest reward comes from balancing the results of all of the compensation elements.

MINIMUM ONE YEAR VESTING PERIOD ON ALL EQUITY AWARDS P3, P8, P9, P10, P11, P12
The 2023 Omnibus Incentive Plan approved by shareholders at the 2023 annual meeting of shareholders implements a minimum vesting period of at least one year for all equity awards. This reduces undue risk taking for immediate gain as the maximum benefit requires balancing both short and long-term results, rewarding NEOs for achieving long-term shareholder value, ultimately aligning interests with those of our shareholders.

INDIVIDUAL AWARD CAPS    P2, P3, P7, P13, P14
Each associate’s award opportunities within their respective incentive program is capped. With respect to NEOs, these caps are set by the Compensation Committee and, with respect to the CEO, the Board upon Compensation Committee recommendation. Performance for the three-year relative TSR metric is further capped at the target level when MAA has a negative return but still outperformed the comparative index.

PERFORMANCE GOALS AND RESULTS TIED TO MEASURABLE METRICS    P3, P6, P8
Performance goals and results are tied to quantifiably measurable metrics and, in the case of senior and executive management, to our publicly-disclosed financial statements which are audited by our independent registered public accounting firm and reviewed by the Audit Committee. This reduces the risk that performance results can be manipulated.

SENIOR AND EXECUTIVE AWARDS INCLUDE EQUITY ELEMENTS    P1, P2, P3, P8, P9, P10, P11, P12, P13
A material part of the total compensation opportunity for senior and executive management includes awards of MAA equity. This helps to align senior and executive management interests with those of our shareholders and discourages the risk of maximizing short-term returns to the detriment of long-term goals, as associates will benefit from the increased value achieved for investors over time. In addition, equity elements help to ensure we do not overcompensate if shareholder value is not being created.

SENIOR AND EXECUTIVE AWARDS INCLUDE SEPARATE SHORT AND LONG-TERM OPPORTUNITIES    P3, P9, P13
Incentive opportunities for senior and executive management contain both short and long-term elements. This balanced approach discourages undue risk taking as the greatest reward comes from balancing the results of both short and long-term goals and ensures that executive management remains focused on both delivering results for today while also ensuring the ability to perform in the future.

INCENTIVE AWARDS TIED TO PERFORMANCE (Pay For Performance)    P2, P5, P6, P8, P9, P10, P11, P12, P13
Incentive opportunities are tied to individual and/or overall MAA performance goals which are set in alignment with our annual and, in the case of senior and executive management, long-term strategic goals. This ensures that management remains focused on executing the strategic vision of MAA.

OVERSIGHT OF AWARD CALCULATIONS    P3, P6, P7
All incentive plan award calculations are reviewed by management and, in the case of executive awards, by the Compensation Committee with support from our Corporate Secretary.

TARGET LEVELS ARE TIED TO MAA GUIDANCE AND INDUSTRY RETURN PERFORMANCE    P1, P2, P3, P6, P8, P9, P10, P11, P12
Target performance opportunities for senior and executive management are tied to our publicly disclosed guidance and our relative performance to the industry. While this provides an opportunity to reward superior performance, it discourages undue risk taking because it does not require performance beyond that which is determined to be realistically achievable and set by MAA.

INDEPENDENT EXTERNAL COMPENSATION CONSULTANT ADVISES ON EXECUTIVE COMPENSATION    P1, P2, P4, P5, P7
The Compensation Committee utilizes an external compensation consultant to advise on the structure and opportunity levels set for executive compensation. This helps to ensure that MAA’s executive compensation offerings both overall and on an individual basis are appropriate and in line with industry best practices and that we are neither over nor under paying our executive management team based on their role, responsibilities and performance.

COMPENSATION GOVERNANCE CONSIDERATIONS
In addition to the risk mitigating features and actions discussed under Risk Considerations, the Board has established several corporate governance practices which are specifically related to executive compensation and also help to mitigate potential risks.

2025 PROXY STATEMENT	45

PROPOSAL 2: EXECUTIVE COMPENSATION
ALL COMPENSATION IS SELF-FUNDING    P2, P3, P7, P8, P11, P13
All elements of our compensation programs are self-funding in that performance measurements tied to performance-based awards are calculated after the expense for the awards is taken into account. This assures MAA can afford to pay the awards and minimizes the risk that associates benefit at our shareholders’ expense as awards under our compensation plans will not have a subsequent negative impact on our financial statements.

SHARE OWNERSHIP GUIDELINES    P7, P11, P12
To align our NEOs’ long-term financial interests with those of our shareholders, our CEO is required to own three times his base salary, and other NEOs are required to own two times their respective base salary, in shares of MAA stock or the equivalent, within three years of appointment to the position. All NEOs are in compliance with this requirement.

COMPENSATION RECOUPMENT POLICY    P2, P3, P7, P11, P13
If we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, our current and former executive officers are required to repay to MAA any portion of incentive-based compensation that was paid in the preceding three years that would not have been paid if such compensation had been determined based on the restated amounts as reflected in connection with the accounting restatement.

HOLDING PERIOD REQUIREMENTS    P7, P11, P12
To further strengthen the alignment of interests between our NEOs and that of our shareholders, NEOs are required to retain ownership of at least 50% of net shares (after the payment of taxes), acquired through equity incentive plans. NEOs must continue to retain these shares until retirement or other termination of the NEO’s employment, or until the executive is no longer designated as an NEO. All of our NEOs are in compliance with this requirement.

PROHIBITION ON HEDGING AND PLEDGING SHARES    P7, P11
In relation to MAA’s securities, NEOs are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset or are designed to hedge or offset, any decrease in the market value of MAA equity securities granted as compensation or held directly or indirectly by NEOs. Specifically, our policy prohibits NEOs from: (i) selling a security which is not owned at the time of sale (short sale); (ii) buying or selling puts, calls, other derivative securities or other derivative securities that provide the economic equivalent of MAA securities or any opportunity to profit from a change in the value of MAA securities or engage in other hedging transactions; (iii) using securities as collateral in a margin account; and (iv) pledging securities as collateral for a loan. See pages 19-20 for additional details on MAA’s hedging and pledging policies.

EXCLUSION OF NEGATIVELY VIEWED PRACTICES
In addition to the governance policies listed above, the Compensation Committee has affirmatively determined NOT to implement the below compensation practices as they are generally negatively viewed within industry best practices and the Board does not believe they are in the best interests of our shareholders at this time.

NO       Dividends or dividend equivalents on unearned performance shares
NO       Guaranteed bonuses
NO       Multi-year guaranteed bonuses
NO       Inclusion of the value of equity awards in severance calculations
NO       Evergreen provisions in equity plans
NO       Tax “gross ups” for excess parachute payments
NO       “Single trigger” employment or change in control agreements
NO       Overlapping performance metrics among annual and long-term incentive plans for NEOs
NO       Perquisites or personal benefits

OTHER CONSIDERATIONS

In addition to our compensation philosophy and objectives, shareholder feedback, input from the compensation consultant, benchmarking data, compensation risk factors and our compensation governance policies, the Compensation Committee may also take into account the following considerations, among others, when determining executive compensation packages.

✔	Labor market conditions P1, P4
✔	Personal development P4, P5, P10
✔	Quality of both internal working and reporting relationships, and engagement in collaboration and teamwork with other executive management P7
✔	Quality of leadership and human capital development P7
✔	Succession planning and potential to assume increased responsibilities P13

TIMING OF CERTAIN EQUITY AWARDS

In 2024, we did not grant any stock options, stock appreciation rights or similar option-like awards, and we do not currently plan to grant stock options, stock appreciation rights or similar option-like awards to any director, executive or associate. Accordingly, we do not have a policy or practice regarding the timing or the determination of the terms of a grant of options, stock appreciation rights or similar option-like awards in relation to the disclosure of material non-public information. We do not schedule our equity grants in anticipation of the release of material non-public information, nor do we time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

2024 PROGRAM STRUCTURE

The Compensation Committee determined that the compensation program in place for 2024 provided an appropriate mix of cash and equity opportunities, rewarded for individual effort as well as overall company performance, balanced managing our needs for today while preparing for the future, reinforced key strategic priorities, aligned NEOs’ interests with those of our shareholders, was aligned with peer group practices and was fair and equitable as well as financially sustainable. The Compensation Committee did not believe that changes in terms of the overall structure of the program or the mix of elements was warranted in setting the compensation program for 2024. The following pages provide an overview of the NEO compensation program for 2024, including the mix of elements utilized and the target opportunities available to each NEO.

2025 PROXY STATEMENT	46

PROPOSAL 2: EXECUTIVE COMPENSATION
2024 NEO DIRECT COMPENSATION STRUCTURE AND OPPORTUNITIES

BASE SALARY    P1, P2, P3, P4, P5, P6, P13, P14
PURPOSE AND FEATURES FORM OF COMPENSATION Cash
Market-competitive fixed income reflecting individual skills, experience, performance and maturity in role to attract and retain high quality talent. The Compensation Committee is thoughtful in setting this element because the level of base salary also impacts incentive award opportunities. As such, in determining base salary, the committee considers it both on its own and in conjunction with the other elements of compensation.

LONG TERM INCENTIVE PLAN (LTIP)    P1 ,P2, P3, P4, P5, P6, P8, P10, P11, P12, P13, P14
PURPOSE AND FEATURES FORM OF COMPENSATION Equity
Incents achievement of long-term strategic goals, enhances retention and aligns NEO interests with shareholder interests in long-term value creation. For 2024, the target value LTIP mix for NEOs was based 50% on performance shares tied to our three-year TSR (including stock price appreciation plus dividend reinvestment) relative to an industry-specific market index, 30% on performance shares tied to our annual Funds Available for Distribution (FAD) with any earned awards vesting over an additional two-year period, and 20% on service-based restricted shares vesting over three years.  The large majority (80%) of LTIP award opportunities have performance-based vesting.  Opportunities for performance-based awards are capped at the maximum level and no awards can be earned for performance results below the threshold level. Performance awards tied to relative TSR are capped at target when MAA’s absolute TSR is negative. The target opportunity aligns with comparable peer performance while the capped maximum opportunity provides the opportunity for NEOs to benefit from creating long-term shareholder value.

PERFORMANCE METRICS	Compounded Annualized Three-Year Relative Total Shareholder Return (TSR)

In order to eliminate the impact of price volatility of any one market day, the calculations of the compounded annualized three-year TSR metric under the 2024 LTIP for MAA and the Dow Jones U.S.t Real Estate Apartments Index utilize the average of the closing stock prices in the months of December 2023 and December 2026 as the beginning and ending stock prices for the calculations.  Award achievement for this component will be determined following the end of the three-year measurement period (December 31, 2026) and any earned awards will not be realized or issued until April 2027 following approval by the Compensation Committee.  If MAA’s TSR as calculated under the plan is negative, awards are capped at target level. No awards are earned for performance below threshold levels.

	Performance Period	3 Years – 2024 through 2026
	Performance Range	Based on performance in comparison to the performance of the Dow Jones U.S. Real Estate Apartments Index Threshold -400 bps Target Index Maximum +400 bps
Funds Available for Distribution (FAD)
The FAD performance range was based on MAA’s initial 2024 guidance to the market.
	Performance Period	1 Year – 2024 plus 2 year vesting cycle
	Performance Range	Linked directly to initial 2024 guidance Threshold $724,413,667 Target $741,088,150 Maximum $757,762,633
Service-Based Shares

The Compensation Committee believes that a small level of service-based shares is appropriate to encourage consistency in leadership and enhance retention and equity stakes, which it believes supports the successful achievement of our long-term strategic objectives. While the Compensation Committee considers these shares of restricted stock to be fixed (as the number of shares is set at the date of grant), it feels the length of the vesting cycle also incorporates a performance aspect as NEOs benefit from an increase in market price during the vesting period.

	Performance Period	3 year vesting cycle

Due to his planned retirement, Mr. Campbell did not participate in the 2024 LTIP.

2025 PROXY STATEMENT	47

PROPOSAL 2: EXECUTIVE COMPENSATION
ANNUAL INCENTIVE PLAN (AIP)    P1, P2, P3, P4, P5, P6, P7, P8, P9, P10, P11, P12, P13, P14
PURPOSE AND FEATURES FORM OF COMPENSATION Cash
Performance-based awards to incent achievement of annual company earnings targets and other strategic short-term initiatives and goals. AIP award opportunities for NEOs are primarily tied to overall corporate financial performance (100% weighting for Mr. Bolton and 75% for other NEOs), with a smaller portion (25%) tied to individual functional goals for NEOs other than Mr. Bolton. The Compensation Committee believes this mix reinforces a strong focus on company-wide performance success and collaboration as well as individual accountability. Opportunities for these awards are capped at the maximum level and no awards can be earned for performance results below the threshold level. Target opportunity aligns with market expectations while capped maximum opportunity rewards NEOs for outperformance without encouraging excessive risk taking.
The Compensation Committee can modify an award up or down by up to 25% (not to exceed the capped opportunity), allowing the committee to address changes in strategic directives or awards that do not otherwise adequately reflect NEO efforts. No such adjustments were made in regards to the awards granted under the 2024 AIP.
No awards are earned for performance under threshold levels.

PERFORMANCE METRICS	Core FFO per Share (75% weighting for Mr. Bolton and 50% weighting for all other NEOs)
	Performance Period	1 Year – 2024
	Performance Range	Linked directly to initial 2024 guidance Threshold $8.68 Target $8.88 Maximum $9.08
SS NOI Growth (25% weighting for all NEOs)
	Performance Period	1 Year – 2024
	Performance Range	Linked directly to initial 2024 guidance Threshold -2.80% Target -1.30% Maximum 0.20%
Individual Functional Goals (25% weighting for all NEOs other than Mr. Bolton (0%))
	Performance Period	1 Year – 2024 Varies by NEO. See Below.

Due to his planned retirement, Mr. Campbell did not participate in the 2024 AIP.

Individual functional goals include quantifiable metrics associated with the NEOs’ respective areas of responsibility and are set by the Compensation Committee at the beginning of the year to align with MAA’s earnings goals and other strategic initiatives. In addition to managing expenses within budget, the below represent the material goals for each NEO that had an award opportunity linked to individual goal performance in the 2024 AIP.

HOLDER
•  Access capital for current year investment while maintaining balance sheet ratios supporting an A- investment grade rating
•  Successful execution of department organizational changes and system enhancements
•  Enhance tax planning in support of strategic transactions and aggressively manage real estate taxes
•  Oversee and support successful internal and external audits while managing fee growth

DELPRIORE
•  Achieve defined risk management goals related to insurance coverage and cost, and litigation defense costs
•  Develop smart lock access controls and related governance procedures
•  Achieve defined goals related to commercial NOI, new and overall leasing performance
•  Ensure procedures and system support in place for compliance with privacy laws
•  Assist with corporate sustainability disclosures
•  Continue efforts to identify and mitigate risks

HILL
•  Execute leadership development, individually and as a team and enhance teamwork across the company
•  Support achievement of defined cybersecurity ratings, system performance and availability, and platform technology innovation with no significant deficiencies or material weaknesses
•  Achieve defined SS financial performance in excess of guidance
•  Achieve defined transaction and development goals for the year
•  Support defined achievement of continued improvements in corporate sustainability measures

ARGO
•  Achieve defined goals for various financial and operational metrics in support of achieving initial guidance and forwarding strategic platform initiatives
•  Execute and/or pilot various operational and system changes
•  Execute various margin expansion initiatives in support of initial guidance
•  Achieve defined corporate sustainability projects

2025 PROXY STATEMENT	48

PROPOSAL 2: EXECUTIVE COMPENSATION
The threshold, target and maximum percent of salary opportunities under the 2024 NEO compensation packages are provided in the following table. Mr. Campbell did not participate in the 2024 AIP or 2024 LTIP due to his planned retirement. Information related to his Retirement and Transition Services Agreement can be found on page 65.

	BOLTON	HOLDER	CAMPBELL	HILL	DELPRIORE	ARGO

SALARY	$948,141	$424,756	$366,545 (2)	$600,008	$583,018	$384,614

2024 LTIP
Service	120%	30%	N/A	60%	55%	24%
FAD	45% / 180% / 270%	11.25% / 45% / 67.50%	N/A	22.50% / 90% / 135%	20.63% / 82.50% / 123.75%	9% / 36% / 54%
3-YR TSR	75% / 300% / 600%	18.74% / 75% / 150%	N/A	37.50% / 150% / 300%	34.37% / 137.50% / 275%	15% / 60% / 120%
Total	240% / 600% / 990%	59.99% / 150% / 247.50%		120% / 300% / 495%	110% / 275% / 453.75%	48% / 120% / 198%

2024 AIP
Core FFO per Share	37.50% / 150% / 300%	12.50% / 50% / 100%	N/A	18.75% / 75% / 150%	16.25% / 65% / 130%	11.25% / 45% / 90%
SS NOI Growth	12.5% / 50% / 100%	6.25% / 25% / 50%	N/A	9.38% / 37.5% / 75%	8.13% / 32.50% / 65%	5.63% / 22.5% / 45%
Individual Functional Goals (1)	N/A	25% / 25% / 31.25%	N/A	37.50% / 37.50% / 46.88%	32.50% / 32.50% / 40.63%	22.5% / 22.5% / 28.13%
Total	50% / 200% / 400%	43.75% / 100% / 181.25%		66.63% / 150% / 271.88%	56.88% / 130% / 235.63%	39.38% / 90% / 163.13%

(1)
Under the 2024 AIP, if NEOs complete 100% of their individual goals, they earn the target level percent of salary opportunity. The capped maximum amount would only come into play if the Compensation Committee determined to utilize the up to +/-25% modifier.

(2)
In connection with his planned retirement, Mr. Campbell’s salary for 2024 was based on annual salary rates of $586,472 through March 31, 2024, when he retired as the CFO, and $293,236 as Senior Advisor to the CEO through his termination on December 31, 2024.

2024 TARGET COMPENSATION    P1, P2, P3, P4, P5, P6, P7, P8, P9, P10, P11, P12, P13, P14

In setting compensation plan opportunities for 2024, the Compensation Committee discussed the promotions of Messrs. Hill and Holder as well as the additional responsibilities assumed by Mr. Argo.  With regard to base salaries, the Compensation Committee approved increases of 20% for Mr. Hill and 5% for Mr. Argo.  The Committee also approved salary increases of 3.5% for Messrs. Bolton and DelPriore, consistent with the 3.5% cost of living increases given to the associate base at large in 2024.  The Compensation Committee approved an annual base salary for Mr. Holder equal to $424,756 as part of a planned multiyear phase-in of market adjustments to align more closely with peer group CFO market values. Mr. Campbell received a 35% pay cut as a result of his planned retirement as CFO and transition to Senior Advisor to the CEO.

Expressed as percentages of base salary, 2024 Target AIP opportunities increased from 130% to 150% for Mr. Hill and from 175% to 200% for Mr. Bolton to align more closely with peer group 50th percentile market values and in recognition of Mr. Hill’s promotion.  No changes were made to Target AIP salary multiples for Messrs. DelPriore and Argo.  Mr. Holder’s 2024 Target AIP award opportunity was set at 100% of salary as part of a planned multiyear phase-in of market adjustments to align more closely with peer group CFO market values.   Mr. Campbell did not participate in the 2024 AIP due to his planned retirement.

Expressed as percentages of base salary, 2024 Target LTIP opportunities increased from 250% to 300% for Mr. Hill and from 550% to 600% of salary for Mr. Bolton to align more closely with peer group 50th percentile market values and in recognition of Mr. Hill’s promotion.  No changes were made to Target LTIP salary multiples for Messrs. DelPriore and Argo.  Mr. Holder’s 2024 Target LTIP award opportunity was set at 150% of salary as part of a planned multiyear phase-in of market adjustments to align more closely with peer group CFO market values. Mr. Campbell did not participate in the 2024 LTIP due to his planned retirement.

The corresponding target dollar values for each NEO based on the 2024 compensation packages outlined above are provided below.

	2024	2024 AIP TARGET								TOTAL
	BASE	CORE FFO	SS NOI	FUNCTIONAL		2024 LTIP TARGET (1)				COMPENSATION
	SALARY	PER SHARE	GROWTH	GOALS	TOTAL	SERVICE	FAD	3-YR TSR	TOTAL	TARGET
Bolton CEO	$948,141	$1,422,211	$474,070	N/A	$1,896,281	$1,137,769	$1,706,654	$2,844,423	$5,688,846	$8,533,268
Holder CFO	$424,756	$ 212,378	$106,189	$106,189	$ 424,756	$ 127,427	$ 191,140	$ 318,567	$ 637,134	$1,486,646
Campbell Former CFO	$366,545	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$ 366,545
Hill President	$600,008	$ 450,006	$225,003	$225,003	$ 900,012	$ 360,004	$ 540,007	$ 900,012	$1,800,023	$3,300,043
DelPriore CAO	$583,018	$ 378,961	$189,481	$189,481	$ 757,923	$ 320,660	$ 480,990	$ 801,650	$1,603,300	$2,944,241
Argo CSAO	$384,614	$ 173,076	$86,538	$86,538	$ 346,152	$ 92,307	$ 138,461	$ 230,768	$ 461,536	$1,192,302

(1)
To the extent earned, awards under the 2024 LTIP are issued in shares of restricted stock that then vest over various time periods. The number of target shares of restricted stock are based on the closing stock price of $132.16 on January 4, 2024, the grant date for the 2024 LTIP.

2025 PROXY STATEMENT	49

PROPOSAL 2: EXECUTIVE COMPENSATION
The 2024 target compensation opportunities outlined on the prior page result in the following percentage breakouts between variable (or performance-based) and fixed compensation, equity and cash compensation, and long-term and short-term compensation, showing that the majority of our NEOs’ compensation is performance-based, long-term in nature and in the form of equity to align our leadership with the long-term interests of shareholders.

2024 COMPENSATION CAPS    P2, P3

The following schedule provides the maximum direct compensation opportunities, or caps, for over-performance from target under the 2024 NEO compensation packages. The values presented in the below table inherently incorporate use of the +25% discretionary modifier under the 2024 AIP, as use of the modifier is capped at the AIP maximum.

	2024	2024 AIP MAXIMUM								TOTAL
	BASE	CORE FFO	SS NOI	FUNCTIONAL		2024 LTIP MAXIMUM				COMPENSATION
	SALARY	PER SHARE	GROWTH	GOALS	TOTAL	SERVICE	FAD	3-YR TSR	TOTAL	MAXIMUM
Bolton CEO	$948,141	$2,844,422	$948,141	N/A	$3,792,563	$1,137,769	$2,559,981	$5,688,846	$9,386,596	$14,127,300
Holder CFO	$424,756	$ 424,756	$212,378	$132,736	$ 769,870	$ 127,427	$ 286,710	$ 637,134	$1,051,271	$ 2,245,897
Campbell Prior CFO	$366,545	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$ 366,545
Hill President	$600,008	$ 900,013	$450,006	$281,284	$1,631,303	$ 360,005	$ 810,011	$1,800,024	$2,970,040	$ 5,201,351
DelPriore CAO	$583,018	$ 757,923	$378,961	$236,880	$1,373,764	$ 320,660	$ 721,485	$1,603,299	$2,645,444	$ 4,602,226
Argo CSAO	$384,614	$ 346,153	$173,076	$108,192	$ 627,421	$ 92,307	$ 207,692	$ 461,537	$ 761,536	$ 1,773,571

2025 PROXY STATEMENT	50

PROPOSAL 2: EXECUTIVE COMPENSATION
2024 NEO COMPENSATION REALIZED

2024 MAA PERFORMANCE

The Compensation Committee believes it is important that executive compensation reflects the overall performance and health of the company including both annual financial measures and long-term shareholder return and has, therefore, tied a substantial majority of our CEO’s and each of the other NEO’s compensation to performance measures. Below is a review of our performance during 2024. You can find more details in our Annual Report on Form 10-K filed with the SEC on February 7, 2025.

OVERALL MAA FINANCIAL PERFORMANCE

	Initial 2024 Guidance	Actual 2024
SS Property Revenue Growth	0.15% - 1.65%	0.5%
SS Operating Expense Growth	4.10% - 5.60%	3.9%
SS NOI Growth	-2.80% - 0.20%	-1.4%	See page 81 for a reconciliation of Net income available for MAA common shareholders to NOI (including SS NOI), and an expanded discussion of the components of NOI.
Earnings per Common Share –Diluted	$4.45 - $4.85	$4.49
Core FFO per Share –Diluted	$8.68 - $9.08	$8.88	See page 81 for a reconciliation of Net income available for MAA common shareholders to Core FFO and an expanded discussion of the components of Core FFO.

RETURNS TO SHAREHOLDERS

COMMON DIVIDENDS
✔ Declared our 124th consecutive common dividend in December 2024 (paid in January 2025)
✔ Returned approximately $686.9 million to common shareholders in the form of cash dividends during 2024
✔ Annual common dividend rate increased 5% from $5.60 in 2023 to $5.88 in 2024

ANNUAL DIVIDEND PAID PER COMMON SHARE
TSR
We use TSR as a measure of the financial value we create for shareholders as TSR combines share price appreciation and the reinvestment of dividends to provide an annualized percentage of the total performance of shares of stock over time.

ONE YEAR TSR	In 2024, MAA underperformed both a sector index and the S&P 500 Index.	MAA	19.9%
		Dow Jones U.S. Real Estate Apartments Index	20.5%
		S&P 500 Index	25.0%
FIVE YEAR CUMULATIVE TSR
The chart to the right shows how a $100 investment in MAA common stock on December 31, 2019 would have grown to $138.39 on December 31, 2024, with dividends reinvested quarterly.  The chart also compares the total shareholder return on our common stock to the same investment in the S&P 500 Index and the Dow Jones U.S. Real Estate Apartment Index.

2025 PROXY STATEMENT	51

PROPOSAL 2: EXECUTIVE COMPENSATION
COMPENSATION INCENTIVE PLAN PERFORMANCE METRIC RESULTS

The below charts compare the actual performance results of the financial and market metrics in our executive incentive plans that had performance periods ending on December 31, 2024, to the performance award range established in the respective plan.

2024 AIP CORE FFO PER SHARE
$8.68		$8.88		$9.08	Performance range equals initial 2024 guidance
Threshold		Target and Actual		Maximum

2024 AIP SS NOI GROWTH
-2.8%	-1.4%	-1.3%		0.2%	Performance range equals initial 2024 guidance
Threshold	Actual	Target		Maximum

2024 LTIP FAD (in millions)
$724.41		$741.09	$745.48	$757.76	Performance range equals FAD underlying initial 2024 guidance
Threshold		Target	Actual	Maximum

2022 LTIP RELATIVE ANNUALIZED 3-YR TSR (1)
-7.31%	-6.50%		-2.50%		1.50%	Target based on the Dow Jones U.S. Real Estate Apartments Index, threshold at -400 bps and maximum at +400 bps.
Actual	Threshold		Target		Maximum

(1)
To eliminate the impact of any one market day’s price volatility, the calculations for TSR under the 2022 LTIP utilize the average of the closing stock prices in the months of December 2021 and December 2024 as the beginning and ending stock prices for the calculations.

See page 81 for a reconciliation of Net income available for MAA common shareholders to Core FFO per Share (as calculated under the 2024 AIP) and FAD (as calculated under the 2024 LTIP), and an expanded discussion of the components of Core FFO per Share and FAD.

2024 DIRECT NEO COMPENSATION REALIZED

In February 2025, the Compensation Committee reviewed the performance under the compensation incentive plans for our executive officers to determine awards earned thereunder. The following discussion reviews the total compensation realized by our CEO and other NEOs for 2024.

2024 FINANCIAL METRICS

The Compensation Committee noted that the results of the performance financial metrics varied (see the Compensation Incentive Plan Performance Metric Results section on page 52), noting Core FFO per Share performed at target, SS NOI Growth performed between threshold and target and FAD performed between target and maximum. The Compensation Committee determined no adjustments allowable under the 2024 AIP were warranted and awarded the corresponding opportunities to actual results for Core FFO per Share, SS NOI Growth and FAD.

MARKET METRIC

The performance period for the 2022 LTIP TSR metric concluded on December 31, 2024. Under the 2022 LTIP, awards for the market metric, a three-year compounded annualized relative total shareholder return, are dependent on a range of results based on the comparable performance of the Dow Jones U.S. Real Estate Apartments Index with target set at the index performance, threshold set at 400 basis points below the performance of the index and maximum set at 400 basis points above the performance of the index. At its February 2025 meeting, the Compensation Committee reviewed the results of the market metric under the 2022 LTIP, noting that MAA’s three-year compound annualized TSR, as calculated under the 2022 LTIP, performed below the threshold level and therefore no awards were earned.

2025 PROXY STATEMENT	52

PROPOSAL 2: EXECUTIVE COMPENSATION
2024 FUNCTIONAL GOALS

The Compensation Committee also reviewed the achievement of individual functional goals as previously set in the beginning of 2024 for NEOs under the 2024 AIP. The committee determined that, in alignment with our overall performance for the year, some goals related to our financial guidance for 2024 were either not met or were not fully met. The Compensation Committee also determined that each NEO’s goals related to corporate sustainability were materially met. The Compensation Committee discussed the performance of our other NEOs with our CEO. While the Compensation Committee also discussed Mr. Bolton’s goals amongst the committee members, no awards under the 2024 AIP were tied to the achievement of his goals as his incentive plan was 100% based on company performance. Following these discussions, the Compensation Committee made the following determinations in regards to the level of completion of NEOs’ functional goals under the 2024 AIP.

H. ERIC BOLTON, JR.
Mr. Bolton was not eligible for an award under the 2024 AIP related to achievement of functional goals.

A. CLAY HOLDER
In discussing Mr. Holder’s goal achievements for 2024, the Compensation Committee determined that Mr. Holder met all goals related to the strength of the balance sheet, financing activities and investor outreach activities. The Compensation Committee also noted that no significant audit adjustments or deficiencies were identified during the external audit. Finally, the Compensation Committee reviewed goals related to the enhancement of tax planning, finding it was materially completed as well as certain efficiency and system enhancements related to a procurement redesign, noting that the project was temporarily paused on a corporate level to allow for more strategic endeavors.   Taking into account the level of completion of all of Mr. Holder’s functional goals, the Compensation Committee determined Mr. Holder achieved 96.9% of his functional goals under the 2024 AIP.

ALBERT M. CAMPBELL III
Mr. Campbell did not participate in the 2024 AIP due to his planned retirement.

A. BRADLEY HILL
In discussing Mr. Hill’s goal achievements for 2024, the Compensation Committee determined that goals surrounding executive development and heightened teamwork to support the planned retirement of Mr. Bolton as CEO were materially achieved, and that all goals related key performance indicators for cybersecurity, network availability and support of further platform technology innovation were 100% met. In line with the company’s financial performance, the Compensation Committee determined that operational and financial goals set in support of overall performance were only partially met, while transaction and development expectations were 100% achieved. Taking into account the level of completion of all of Mr. Hill’s functional goals, the Compensation Committee determined Mr. Hill achieved 87.31% of his functional goals under the 2024 AIP.

ROBERT J. DELPRIORE
In discussing Mr. DelPriore’s goal achievements for 2024, the Compensation Committee determined that key performance indicators surrounding commercial NOI and leasing performance were 100% met. The Compensation Committee also found that Mr. DelPriore met 100% of his goals related to access control governance and compliance with data privacy regulations. After review, the Compensation Committee found that Mr. DelPriore did not achieve goals related to litigation costs. Taking into account the level of completion of all of Mr. DelPriore’s functional goals, the Compensation Committee determined Mr. DelPriore achieved 90% of his functional goals under the 2024 AIP.

TIMOTHY ARGO
In discussing Mr. Argo’s goal achievements for 2024, the Compensation Committee determined that while Mr. Argo met 100% of several capital and expense goals, in line with the company’s financial performance, certain operational and financial goals set in support of overall performance were only partially met. The Compensation Committee also found that the identification, structure and formalization of certain strategic initiatives was 100% completed. Taking into account the level of completion of all of Mr. Argo’s functional goals, the Compensation Committee determined Mr. Argo achieved 84.71% of his functional goals under the 2024 AIP.

2025 PROXY STATEMENT	53

PROPOSAL 2: EXECUTIVE COMPENSATION
As a result of all the foregoing determinations by the Compensation Committee, the compensation awarded to the CEO by the Board upon recommendation from the Compensation Committee, and the compensation awarded to the other NEOs by the Compensation Committee, is provided below.

DIRECT COMPENSATION REALIZED IN 2024

								TOTAL		TOTALS AS AWARDED
	2024	2024 AIP						DIRECT			SHARES OF
	SALARY	CORE FFO	SS NOI	FUNCTIONAL	2024 LTIP (1)		2022 LTIP	COMPENSATION			RESTRICTED
	RECEIVED	PER SHARE	GROWTH	GOALS	SERVICE	FAD	3-YR TSR (2)	REALIZED (3)	TARGET	CASH	STOCK
Bolton	$946,908	$1,422,211	$450,355	N/A	$1,330,693	$2,259,041	$ -	$ 6,409,208	$8,533,268	$2,819,474	23,244
Holder	$417,755	$ 212,378	$100,877	$102,876	$ 149,005	$ 252,877	$ -	$ 1,235,768	$1,486,646	$ 833,886	2,600
Campbell	$377,061	N/A	N/A	N/A	N/A	N/A	N/A	$ 377,061	$ 366,545	$ 377,061	N/A
Hill	$596,162	$ 450,006	$213,749	$196,450	$ 421,049	$ 714,732	$ -	$ 2,592,147	$3,300,043	$1,456,367	7,348
DelPriore	$582,259	$ 378,961	$180,004	$170,533	$ 374,987	$ 636,674	$ -	$ 2,323,418	$2,944,241	$1,311,757	6,545
Argo	$383,910	$ 173,076	$ 82,210	$ 73,306	$ 107,890	$ 183,165	$ -	$ 1,003,557	$1,192,302	$ 712,502	1,883
(1)	Represents shares of restricted stock granted or earned in 2024 under the 2022 LTIP, valued at the closing stock price of $154.57 on December 31, 2024.
(2)	No award earned.
(3)
Total direct compensation realized includes salary received during 2024, and short-term bonuses earned under the 2024 AIP. It also includes service shares and awards earned in relation to the FAD metric (for which the performance period ended on December 31, 2024) under the 2024 LTIP, based on the closing stock price on December 31, 2024 of $154.57.

The direct compensation realized in 2024 represents the percent of target opportunities as indicated in the table below.

		2024 AIP
		CORE FFO	SS NOI	FUNCTIONAL	2024 LTIP (2)		2022 LTIP
	SALARY (1)	PER SHARE	GROWTH	GOALS	SERVICE (3)	FAD (3)	3-YR TSR (4)	TOTAL
Bolton	100%	100%	95%	N/A	117%	132%	0%	75%
Holder	98%	100%	95%	97%	117%	132%	0%	83%
Campbell	103%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hill	99%	100%	95%	87%	117%	132%	0%	79%
DelPriore	100%	100%	95%	90%	117%	132%	0%	79%
Argo	100%	100%	95%	85%	117%	132%	0%	84%
(1)	Variances from 100% reflect actual timing of pay changes and timing of payroll checks in relation to the calendar year.
(2)
The compensation in these columns was awarded in shares of restricted stock that remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date.

(3)
The percent of target values includes the impact of the increase in stock price from $132.16 on the January 4, 2024 grant date (the target value) to $154.57 at the close of business on December 31, 2024.  The value of these shares will continue to increase or decrease in relation to the returns achieved for shareholders.

(4)	No awards were earned under the 2022 LTIP 3-Year TSR.

OTHER COMPENSATION ELEMENTS

BENEFITS

In addition to their direct compensation, the NEOs also participate in benefit programs which are generally available to all of our associates, dependent upon the specific eligibility requirements related to each. In general, benefits are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on years of service.

401(K) PLAN

Our CEO and other NEOs are eligible to participate in our 401(K) Plan, a qualified retirement plan made available to all of our eligible associates that allows participants to make pre-tax elective deferral contributions as a percentage of their compensation as well as catch-up contributions in any year in which the participant will be at least age 50 by the end of the year. For 2024, MAA made matching contributions under the 401(K) Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. Participants may defer up to 75% of their compensation under the 401(K) Plan until they reach the limitation imposed by Section 401(a) of the Code, for the given year.

Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under the law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 73 (72 if a participant reached the age of 72 prior to January 1, 2023), or retires.

Additional information and NEO participation during 2024 can be found on page 62.

2025 PROXY STATEMENT	54

PROPOSAL 2: EXECUTIVE COMPENSATION
EXECUTIVE DEFERRED COMPENSATION PLAN

Our CEO and other NEOs are eligible to participate in the Executive Deferred Compensation Plan, which is a supplemental nonqualified deferred compensation plan made available to all executives to enable them to accumulate additional retirement benefits beyond the limitations on participant contributions placed on the 401(K) Plan. MAA, at its discretion, may make matching contributions in accordance with the matching contribution formula in the 401(K) Plan. As such, in 2024, MAA made matching contributions under the Executive Deferred Compensation Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. The matching contributions were made only on compensation that was in excess of the limitation imposed by Section 401(a) of the Code on the 401(K) Plan that would have been eligible for the match. Participants may defer up to 50% of their compensation and 90% of their annual bonus.

In accordance with the Executive Deferred Compensation Plan, distributions for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

Unlike contributions made in the 401(K) Plan, the deferred compensation amounts contributed by our NEOs and any resultant matches by MAA are considered general assets of the company and are subject to claims of MAA’s creditors. In 2016, MAA transferred the assets of the Executive Deferred Compensation Plan to an irrevocable rabbi trust to offer some security to the participants. While assets in the rabbi trust are still subject to creditors’ claims in a corporate bankruptcy, they cannot be accessed by MAA for any purpose other than to pay participant benefits under the Executive Deferred Compensation Plan. Additional information and NEO participation during 2024 can be found on page 63.

EMPLOYMENT AGREEMENTS

Mr. Bolton is our only NEO with an employment agreement. The material terms of his employment agreement in place in 2024, and amounts payable under that agreement can be found on page 64. No other NEO has an employment agreement.

CHANGE IN CONTROL AGREEMENTS

Messrs. Holder, Campbell, DelPriore, Hill and Argo had change in control agreements during 2024. These change in control agreements and the amounts payable under the agreements are described on page 64. Mr. Campbell’s agreement terminated on December 31, 2024.

RETIREMENT AND TRANSITION SERVICES AGREEMENT

Mr. Campbell entered into a Retirement and Transition Services Agreement in connection with his planned retirement from MAA. This agreement and the amounts payable under the agreement is described on page 65.

TAX AND ACCOUNTING IMPLICATIONS OF COMPENSATION

Section 162(m) of the Code historically limited the tax deductibility of annual compensation paid by a publicly held corporation to its “covered employees,” which Section 162(m) defines as the corporation’s principal executive officer or any of its three other most highly compensated executive officers (other than its principal financial officer), to $1 million, unless the compensation qualified as performance-based compensation under Section 162(m). Under the Tax Cuts and Jobs Act of 2017, this “performance-based” exception was eliminated, and the definition of “covered employees” generally was expanded to cover all named executive officers, including the principal financial officer. These new rules generally apply to taxable years beginning after December 31, 2017, but do not apply to compensation provided pursuant to a written, binding contract in effect on November 2, 2017 that is not modified in any material respect after that date.

The American Rescue Plan Act of 2021 amended Section 162(m) of the Code to expand the covered employees subject to its compensation deduction limitation. Pursuant to the amendment, five additional employees will be covered each year, and such employees need not be executive officers of the company. In addition, any employee identified as the CEO, CFO, or the next three highest-paid employees in any applicable year would remain a covered employee indefinitely. The new rule would apply to taxable years beginning after December 31, 2026.

Since MAA qualifies as a REIT under the Code and is generally not subject to federal income taxes, we believe the payment of compensation that may exceed the deduction limit under Section 162(m) would not have a material adverse consequence to us, provided we continue to distribute 100% of our taxable income. If we make compensation payments subject to Section 162(m) limitations on deductibility, we may be required to make additional distributions to shareholders to comply with our REIT distribution requirements and eliminate our U.S. federal income tax liability or, alternatively, a larger portion of shareholder distributions that would otherwise have been treated as a return of capital may be subject to federal income tax treatment as dividend income. Although we are mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain of our compensation packages, we have reserved, and will continue to reserve, the right to structure our compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m).

2025 PROXY STATEMENT	55

PROPOSAL 2: EXECUTIVE COMPENSATION
CONCLUSION

The Compensation Committee believes that our executive leadership is a key component of our ability to successfully execute on our strategy to deliver sustainable and growing value to our shareholders. As such, designing an executive compensation program that attracts, retains and motivates individuals with the right skills and abilities to execute our strategy while also balancing cost to MAA and its shareholders, preserves the ability to maintain compensation levels over the long-term and minimize risks associated with incentive compensation plans is critically important.

The Compensation Committee believes it has historically maintained compensation for our executive officers at levels that reflect the talent and success of the individuals being compensated, is sufficiently comparable to our industry peers to allow us to retain our key personnel at levels which are appropriate and sustainable for MAA, and, with the majority of the compensation opportunities being directly tied to performance, appropriately focuses and motivates executive endeavors to fully realize our long-term strategy.

The Compensation Committee believes the idea of creating ownership in MAA helps align management’s interests with the interests of shareholders and will continue to develop, analyze and review its methods for aligning executive management’s long-term compensation with the benefits generated for shareholders. The Compensation Committee has no pre-determined timeline for implementing new or ongoing long-term incentive plans. New plans are reviewed, discussed and implemented as the Compensation Committee feels it is necessary or appropriate as a measure to incent, retain and reward our executive management.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of MAA reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this Proxy Statement and recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement.

COMPENSATION COMMITTEE: Deborah H. Caplan, CHAIRPERSON John P. Case Thomas H. Lowder Sheila K. McGrath Claude B. Nielsen

2025 PROXY STATEMENT	56

PROPOSAL 2: EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The below table sets forth information regarding compensation earned by our NEOs. As required by Item 402 of Regulation S-K under the Exchange Act, the values for stock awards represent the full grant date fair value of such awards determined in accordance with FASB ASC Topic 718 and appear in aggregate in the year of the grant. These amounts represent the total expense that MAA expects to recognize over time related to the award as of the grant date; however, due to performance requirements, the length of certain performance periods, vesting schedules and continued employment requirements, the amounts may or may not represent the actual value of stock realized by the NEOs, if at all, or the timing of stock acquired by the NEOs. For information on actual shares issued to NEOs related to the fair value amounts provided in the below table, see the footnotes to this table and the Outstanding Equity Awards at Fiscal Year-End table found on page 60.

Mr. Argo was determined to meet the requirements to be considered an NEO of MAA in December 2023. As a newer designated NEO, under the disclosure requirements of the SEC, the tables in this Executive Compensation Tables section of this Proxy Statement only contain compensation information for Mr. Argo beginning with fiscal year 2023, the year in which he was designated an NEO. Likewise, Mr. Holder’s information only includes the fiscal year 2024, the year he was designated an NEO.

					Non-Equity
				Stock	Incentive Plan	All Other
		Salary	Bonus	Awards	Compensation	Compensation
Name and		($)	($)	($)	($)	($)	Total
Principal Position	Year	(1)	(2)	(3)	(4)	(5)	($)
H. Eric Bolton, Jr.	2024	$946,908	$500	$5,309,618	$1,872,566	$316,068	$8,445,660
CEO	2023	$914,723	$500	$4,728,342	$2,054,026	$318,174	$8,015,765
	2022	$879,857	$600	$4,123,473	$3,082,955	$282,132	$8,369,017
A Clay Holder, CFO (4)	2024	$417,755	$400	$ 594,662	$ 416,131	$ 34,083	$1,463,031
Albert M. Campbell, III	2024	$377,061	$500	N/A	N/A	$ 85,452	$ 463,013
Former EVP and CFO	2023	$565,802	$500	$1,462,358	$ 849,529	$128,926	$3,007,115
(4)	2022	$544,236	$600	$1,402,816	$1,227,130	$129,183	$3,303,965
A. Bradley Hill	2024	$596,162	$500	$1,680,031	$ 860,206	$ 60,647	$3,197,546
President and CIO	2023	$496,743	$500	$1,173,086	$ 729,960	$ 77,904	$2,478,193
	2022	$413,067	$600	$ 777,372	$ 787,955	$ 63,966	$2,042,960
Robert J. DelPriore	2024	$582,259	$500	$1,496,421	$ 729,498	$118,326	$2,927,004
EVP and CAO	2023	$562,469	$500	$1,453,743	$ 849,706	$127,785	$2,994,203
	2022	$540,645	$400	$1,394,553	$1,223,422	$126,006	$3,285,026
Timothy Argo	2024	$383,910	$500	$ 430,770	$ 328,593	$ 45,401	$1,189,174
EVP and CSAO	2023	$375,692	$500	$ 412,506	$ 368,815	$ 40,813	$1,198,326

(1)
Represents salary paid during the calendar year indicated. These values may differ slightly from the base salary amounts set by the Compensation Committee of the Board as a result of the actual number of pay periods which fall in any given calendar year.

(2)
Reflects an annual holiday bonus paid to all associates based on length of service and, based on health insurance selected by the NEO, a wellness incentive available to all associates within a certain health insurance option offered by MAA.

(3)
Represents the aggregate grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant. For a complete description of the assumptions made in determining the FASB ASC Topic 718 valuation, refer to the note titled Stock-Based Compensation to the consolidated financial statements included in our Annual Report on Form 10-K for the indicated fiscal year. Additional details for each grant can be found in the table on the next page. For purposes of the table, shares issued in 2025 are classified as Shares Earned as of December 31, 2024 as long as the performance period for the resultant share issuance was completed by December 31, 2024. In addition, the Maximum Opportunity amounts provided in the table represent the total cap amount in each plan, as applicable, by the Compensation Committee and will not necessarily tie to the FASB ASC Topic 718 amount reflected in the Summary Compensation Table.

(4)	Mr. Holder succeeded Mr. Campbell as CFO effective April 1, 2024.

2025 PROXY STATEMENT	57

PROPOSAL 2: EXECUTIVE COMPENSATION
	Maximum Opportunity as Granted		Shares Earned	Maximum Future
		Number	as of	Share
Year	In Dollars	Of Shares	12/31/2024	Opportunity
2024 LTIP
Bolton	$9,386,596	71,024	23,224	43,045
Holder	$1,051,271	7,953	2,600	4,820
Campbell	$ -	-	-	-
Hill	$2,970,040	22,473	7,348	13,620
DelPriore	$2,645,444	20,016	6,545	12,131
Argo	$ 761,536	5,761	1,883	3,492
2023 LTIP
Bolton	$8,313,408	52,702	20,761	31,941
Campbell	$2,571,129	16,298	6,420	9,878
Hill	$2,062,529	13,074	5,150	7,924
DelPriore	$2,555,983	16,203	6,383	9,820
Argo	$ 725,272	4,596	1,810	2,786
2022 LTIP
Bolton	$7,266,963	31,956	12,588	-
Campbell	$2,472,238	10,871	4,282	-
Hill	$1,369,995	6,024	2,373	-
DelPriore	$2,457,677	10,807	4,257	-

(5)	Represents cash bonuses paid under the AIPs.

(6)	Represents matching contributions made by MAA to the Executive Deferred Compensation Plan and 401(K) Plan as detailed in the table below.

	Deferred
	Comp Plan	401(K) Plan (i)	Total (ii)
2024
Bolton	$113,796	$13,800	$316,068
Holder	$ 8,155	$17,211	$ 34,083
Campbell	$ 26,900	$13,800	$ 85,452
Hill	$ -	$13,800	$ 60,647
DelPriore	$ 45,845	$13,800	$118,326
Argo	$ 16,344	$13,856	$ 45,401
2023
Bolton	$152,814	$13,200	$166,014
Campbell	$ 60,737	$13,200	$ 73,937
Hill	$ 36,634	$13,200	$ 49,834
DelPriore	$ 60,422	$13,200	$ 73,622
Argo	$ 16,062	$14,052	$ 30,114
2022
Bolton	$131,955	$12,200	$144,155
Campbell	$ 59,759	$12,200	$ 71,959
Hill	$ 29,972	$12,200	$ 42,172
DelPriore	$ 58,346	$12,200	$ 70,546

(i)	Values over $13,800 in 2024 and $13,200 in 2023 represent delayed or corrected matches by the Registrant from the prior year.
(ii)
The remaining balances in this column represent dividends paid on unvested shares of restricted stock that were not included in the grant date fair value amounts (determined in accordance with FASB ASC Topic 718) in the Stock Awards column.

2025 PROXY STATEMENT	58

PROPOSAL 2: EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS

The following table summarizes grants of plan-based awards made to our NEOs during 2024.

			Estimated Future Payouts			Estimated Future Payouts			Grant Date
			Under Non-Equity Incentive			Under Equity Incentive			Fair Value of
			Plan Awards (1)			Plan Awards (2)			Stock Awards
	Grant	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	(3)
Name	Type	Date	($)	($)	($)	(#)	(#)	(#)	($)
Bolton	AIP	12/12/2023	$474,071	$1,896,281	$3,792,563
CEO	LTIP	1/4/2024				17,217	43,044	71,024	$5,309,618
Holder	AIP	12/12/2023	$185,831	$ 424,756	$ 769,870
CFO	LTIP	1/4/2024				1,927	4,820	7,953	$ 594,662
Campbell (4)	AIP	12/12/2023	N/A	N/A	N/A
Former CFO	LTIP	1/4/2024				N/A	N/A	N/A	N/A
Hill	AIP	12/12/2023	$393,786	$ 900,012	$1,631,303
President and CIO	LTIP	1/4/2024				5,447	13,620	22,473	$1,680,031
DelPriore	AIP	12/12/2023	$331,620	$ 757,923	$1,373,764
GC and CAO	LTIP	1/4/2024				4,852	12,130	20,016	$1,496,421
Argo	AIP	12/12/2023	$151,461	$ 346,152	$ 627,421
CSAO	LTIP	1/4/2024				1,395	3,491	5,761	$ 430,770

(1)	On December 11, 2023, the Compensation Committee, and on December 12, 2023, in regards to Mr. Bolton’s participation, the Board, approved the 2024 AIP for executive management.

(2)
The Compensation Committee, and in regards to Mr. Bolton’s participation, the Board, approved the 2024 LTIP with a grant date of January 4, 2024. The 2024 LTIP consists of three award opportunities as outlined below.

(i)
The actual shares of restricted stock presented in the table to the right were issued on the grant date and remain at risk of forfeiture until vested. The shares will vest equally over three years on the anniversary of the issuance date dependent upon continued employment in good standing through each vest date. The shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common shareholders until the restricted shares vest or are forfeited

Actual
Service-Based Shares
Bolton	8,609
Holder	964
Campbell	N/A
Hill	2,724
DelPriore	2,426
Argo	698

(ii)
The actual shares of restricted stock presented in the table to the right represent the performance shares earned based on our FAD results during fiscal year 2024 and were issued on April 1, 2025. The shares will vest equally over two years on the anniversary of the issue date dependent upon continued employment in good standing through each vest date and remain at risk of forfeiture until vested. The issued shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common shareholders until the restricted share vest or are forfeited. The performance shares did not receive dividend payments or dividend equivalents during the performance period.

	FAD Performance Shares
	Actual	Threshold	Target	Maximum
Bolton	14,615	3,228	12,913	19,370
Holder	1,636	361	1,446	2,169
Campbell	N/A	N/A	N/A	N/A
Hill	4,624	1,021	4,086	6,129
DelPriore	4,119	910	3,639	5,459
Argo	1,185	261	1,047	1,571

(iii)
Shares of restricted stock representing performance shares based on our relative three-year TSR performance from 2024 through 2026 as compared to the performance of the Dow Jones U.S. Real Estate Apartments Index over the same period, will be issued, to the extent earned, on April 1, 2027. Any shares of restricted stock issued will immediately vest upon issuance. The performance shares will not receive dividend payments or dividend equivalents during the performance period.

	TSR Performance Shares
	Threshold	Target	Maximum
Bolton	5,380	21,522	43,045
Holder	602	2,410	4,820
Campbell	N/A	N/A	N/A
Hill	1,702	6,810	13,620
DelPriore	1,516	6,065	12,131
Argo	436	1,746	3,492

(3)	These amounts are also reflected in the Summary Compensation Table under “Stock Awards”.

(4)	Due to his pending retirement, Mr. Campbell did not participate in the 2024 AIP nor the 2024 LTIP.

2025 PROXY STATEMENT	59

PROPOSAL 2: EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The below table summarizes the number of unvested outstanding equity awards held by each of our NEOs as of December 31, 2024, including awards earned as of December 31, 2024 but not issued until 2025, as well as the market value of the awards as of December 31, 2024, based on the closing stock price of $154.57 on December 31, 2024. These awards are often related to long-term incentive plans with performance periods in prior years. Frequently, the shares were also issued in prior years and are subject to various vesting periods through which the shares remain forfeitable, contingent upon continued employment in good standing through each respective vest date. Please refer to the footnotes of the table for further details. None of our NEOs hold any stock options.

		Stock Awards
		Number of		Market Value of
		Shares or Units of		Shares or Units of
	Grant	Stock That Have		Stock That Have
Name	Date	Not Vested (#)		Not Vested ($)
Bolton	1/4/2022	1,292	(1)	$ 199,704
CEO	1/4/2022	4,358	(2)	$ 673,616
	1/4/2022	-	(3)	$ -
	1/4/2023	4,259	(4)	$ 658,314
	1/4/2023	14,373	(5)	$2,221,635
	1/4/2024	8,609	(6)	$1,330,693
	1/4/2024	14,615	(7)	$2,259,041
Holder	1/4/2022	30	(1)	$ 4,637
CFO	1/4/2022	101	(2)	$ 15,612
	1/4/2022	-	(3)	$ -
	1/4/2023	90	(4)	$ 13,911
	1/4/2023	302	(5)	$ 46,680
	1/4/2024	964	(6)	$ 149,005
	1/4/2024	1,636	(7)	$ 252,877
Campbell	1/4/2022	-	(1)	$ -
Former	1/4/2022	-	(2)	$ -
CFO (8)	1/4/2022	-	(3)	$ -
	1/4/2023	-	(4)	$ -
	1/4/2023	-	(5)	$ -
	1/4/2024	-	(6)	$ -
	1/4/2024	-	(7)	$ -
Hill	1/4/2022	244	(1)	$ 37,715
President	1/4/2022	822	(2)	$ 127,057
and CIO	1/4/2022	-	(3)	$ -
	1/4/2023	1,057	(4)	$ 163,380
	1/4/2023	3,566	(5)	$ 551,197
	1/4/2024	2,724	(6)	$ 421,049
	1/4/2024	4,624	(7)	$ 714,732
DelPriore	1/4/2022	437	(1)	$ 67,547
GC and	1/4/2022	1,474	(2)	$ 227,836
CAO	1/4/2022	-	(3)	$ -
	1/4/2023	1,310	(4)	$ 202,487
	1/4/2023	4,419	(5)	$ 683,045
	1/4/2024	2,426	(6)	$ 374,987
	1/4/2024	4,119	(7)	$ 636,674
Argo	1/4/2022	90	(1)	$ 13,911
CSAO	1/4/2022	302	(2)	$ 46,680
	1/4/2022	-	(3)	$ -
	1/4/2023	372	(4)	$ 57,500
	1/4/2023	1,253	(5)	$ 193,676
	1/4/2024	698	(6)	$ 107,890
	1/4/2024	1,185	(7)	$ 183,165

(1)	Represents the remaining unvested restricted service-based shares issued on January 4, 2022 under the 2022 LTIP, which vest equally over three years on the anniversary of the issuance date.

(2)
Represents the restricted shares issued on April 3, 2023 under the 2022 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

(3)	No restricted shares were earned or issued under the 2022 LTIP TSR metric, based on below-threshold relative TSR results for the 2022-2024 performance period.

(4)	Represents the remaining unvested restricted service-based shares issued on January 4, 2023 under the 2023 LTIP, which vest equally over three years on the anniversary of the issuance date.

(5)
Represents the restricted shares issued on April 1, 2024 under the 2023 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

(6)	Represents the remaining unvested restricted service-based shares issued on January 4, 2024 under the 2024 LTIP, which vest equally over three years on the anniversary of the issuance date.

(7)
Represents the restricted shares earned on December 31, 2024 but not issued until April 1, 2025 under the 2024 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

(8)	Due to Mr. Campbell’s termination on December 31, 2024, all issued but unvested shares of restricted stock vested on December 31, 2024.

2025 PROXY STATEMENT	60

PROPOSAL 2: EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED

The following table summarizes the number of shares acquired upon the vesting of stock awards and the value realized by our NEOs, as a result of such vestings, during 2024. None of our NEOs hold any stock options. Accordingly, no options were exercised in 2024 by our NEOs.

	Stock Awards
	Number of Shares
	Acquired on	Value Realized
Name	Vesting (#) (1)	on Vesting ($) (2)
Bolton CEO	32,678	$4,223,236
Holder CFO	859	$ 110,974
Campbell Former CFO	20,230	$2,808,574
Hill President and CAO	5,184	$ 670,626
DelPriore GC and CAO	12,283	$1,586,896
Argo CSAO	2,189	$ 283,040

(1)	The shares represented in this column vested from various plans as indicated in the below table.

		ASC 718	Stock	Shares	Vested	Remaining
Name	Plan	Grant Date	Issue Date	Granted	in 2024 (3)	Unvested	Vesting Schedule (4)
Bolton	2021 LTIP	1/4/2021	1/4/2021	5,923	1,975	-	33.33% annually from 1/4/2022
Holder	2021 LTIP	1/4/2021	1/4/2021	162	55	-	33.33% annually from 1/4/2022
Campbell	2021 LTIP	1/4/2021	1/4/2021	2,370	791	-	33.33% annually from 1/4/2022
Hill	2021 LTIP	1/4/2021	1/4/2021	854	285	-	33.33% annually from 1/4/2022
DelPriore	2021 LTIP	1/4/2021	1/4/2021	2,312	771	-	33.33% annually from 1/4/2022
Argo	2021 LTIP	1/4/2021	1/4/2021	383	128	-	33.33% annually from 1/4/2022
Bolton	2021 LTIP	1/4/2021	4/1/2022	13,328	6,664	-	50% annually from 4/1/2023
Holder	2021 LTIP	1/4/2021	4/1/2022	365	183	-	50% annually from 4/1/2023
Campbell	2021 LTIP	1/4/2021	4/1/2022	5,334	2,667	-	50% annually from 4/1/2023
Hill	2021 LTIP	1/4/2021	4/1/2022	1,923	962	-	50% annually from 4/1/2023
DelPriore	2021 LTIP	1/4/2021	4/1/2022	5,202	2,601	-	50% annually from 4/1/2023
Argo	2021 LTIP	1/4/2021	4/1/2022	863	432	-	50% annually from 4/1/2023
Bolton	2021 LTIP	1/4/2021	4/1/2024	16,262	16,262	-	100% upon issuance
Holder	2021 LTIP	1/4/2021	4/1/2024	446	446	-	100% upon issuance
Campbell	2021 LTIP	1/4/2021	4/1/2024	6,508	6,508	-	100% upon issuance
Hill	2021 LTIP	1/4/2021	4/1/2024	2,346	2,346	-	100% upon issuance
DelPriore	2021 LTIP	1/4/2021	4/1/2024	6,347	6,347	-	100% upon issuance
Argo	2021 LTIP	1/4/2021	4/1/2024	1,053	1,053	-	100% upon issuance
Bolton	2022 LTIP	1/4/2022	1/4/2022	3,873	1,291	1,292	33.33% annually from 1/4/2023
Holder	2022 LTIP	1/4/2022	1/4/2022	89	30	30	33.33% annually from 1/4/2023
Campbell	2022 LTIP	1/4/2022	1/4/2022	1,317	879	-	33.33% annually from 1/4/2023
Hill	2022 LTIP	1/4/2022	1/4/2022	730	243	244	33.33% annually from 1/4/2023
DelPriore	2022 LTIP	1/4/2022	1/4/2022	1,310	437	437	33.33% annually from 1/4/2023
Argo	2022 LTIP	1/4/2022	1/4/2022	268	89	90	33.33% annually from 1/4/2023
Bolton	2022 LTIP	1/4/2022	4/1/2023	8,715	4,357	4,358	50% annually from 4/1/2024
Holder	2022 LTIP	1/4/2022	4/1/2023	202	101	101	50% annually from 4/1/2024
Campbell	2022 LTIP	1/4/2022	4/1/2023	2,965	2,965	-	50% annually from 4/1/2024
Hill	2022 LTIP	1/4/2022	4/1/2023	1,643	821	822	50% annually from 4/1/2024
DelPriore	2022 LTIP	1/4/2022	4/1/2023	2,947	1,473	1,474	50% annually from 4/1/2024
Argo	2022 LTIP	1/4/2022	4/1/2023	604	302	302	50% annually from 4/1/2024
Bolton	2023 LTIP	1/4/2023	1/4/2023	6,388	2,129	4,259	33.33% annually from 1/4/2024
Holder	2023 LTIP	1/4/2023	1/4/2023	134	44	90	33.33% annually from 1/4/2024
Campbell	2023 LTIP	1/4/2023	1/4/2023	1,975	1,975	-	33.33% annually from 1/4/2024
Hill	2023 LTIP	1/4/2023	1/4/2023	1,584	527	1,057	33.33% annually from 1/4/2024
DelPriore	2023 LTIP	1/4/2023	1/4/2023	1,964	654	1,310	33.33% annually from 1/4/2024
Argo	2023 LTIP	1/4/2023	1/4/2023	557	185	372	33.33% annually from 1/4/2024
Campbell	2023 LTIP	1/4/2023	4/3/2024	4,445	4,445	-	50% annually from 4/3/2025

(2)	Represents the number of shares vesting multiplied by the respective closing stock price on the vesting date.

(3)	Includes restricted shares for Mr. Campbell that early vested on December 31, 2024, as a result of his termination.

(4)	Represents routine vesting dates under each plan, regardless of the shares of restricted stock for Mr. Campbell that early vested on December 31, 2024, due to his retirement.

2025 PROXY STATEMENT	61

PROPOSAL 2: EXECUTIVE COMPENSATION
401(K) PLAN

We adopted a 401(K) Plan under the terms of which participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under the law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 73 (72 if a participant reached the age of 72 after prior to January 1, 2023) or retires.

The mutual funds available for investment in the 401(K) Plan for 2024, as well as those fund’s respective rates of return for 2024, are provided below.

		2024 Rate
Name of Fund	Ticker	of Return
American Funds 2010 Target Date Retirement Fund Class R6	RFTTX	8.16%
American Funds 2015 Target Date Retirement Fund Class R6	RFJTX	8.50%
American Funds 2020 Target Date Retirement Fund Class R6	RRCTX	8.94%
American Funds 2025 Target Date Retirement Fund Class R6	RFDTX	9.34%
American Funds 2030 Target Date Retirement Fund Class R6	RFETX	10.86%
American Funds 2035 Target Date Retirement Fund Class R6	RFFTX	12.73%
American Funds 2040 Target Date Retirement Fund Class R6	RFGTX	14.79%
American Funds 2045 Target Date Retirement Fund Class R6	RFHTX	15.17%
American Funds 2050 Target Date Retirement Fund Class R6	RFITX	15.43%
American Funds 2055 Target Date Retirement Fund Class R6	RFKTX	15.58%
American Funds 2060 Target Date Retirement Fund Class R6	RFUTX	15.60%
Carillon Eagle Mid Cap Growth Fund Class R6	HRAUX	13.21%
Cohen & Steers Real Estate Securities Fund, Inc. Class Z	CSZIX	6.79%
Fidelity Intl Cptl Apprec K6	FAPCX	8.28%
Fidelity 500 Index Fund	FXAIX	25.00%
Fidelity Global ex US Index Fund	FSGGX	5.31%
Fidelity Mid Cap Index Fund	FSMDX	15.35%
Fidelity Small Cap Index Fund	FSSNX	11.69%
Fidelity Large Cap Growth Index	FSPGX	33.26%
Fidelity US Bond Index Fund	FXNAX	1.34%
Goldman Sachs Small Cap Value Insights Fund Class R6	GTTUX	11.87%
JPMorgan Equity Income Fund Class R6	OIEJX	12.80%
Putnam Small Cap Growth R6	PLKGX	23.48%
Victory Sycamore Established Value Fund Class R6	VEVRX	10.24%

The table below provides the balance as of December 31, 2024, of our NEOs’ 401(K) Plan accounts.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	Balance
	Last FY	Last FY (1)	in Last FY (2)	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)
Bolton CEO	$30,500	$13,800	$ 36,032	$ -	$ 452,163
Holder CFO	$23,000	$17,211	$ 44,033	$ -	$ 306,745
Campbell Former CFO	$30,500	$13,800	$129,702	$ -	$1,159,973
Hill President and CIO	$23,000	$13,800	$ 19,063	$ -	$ 569,854
DelPriore GC and CAO	$30,500	$13,800	$ 44,457	$ -	$ 428,471
Argo CSAO	$22,888	$13,856	$ 83,372	$ -	$ 730,176

(1)	Values over $13,800 represent delayed or corrected matches by the Registrant from the prior year.
(2)
Values represent aggregate deemed investment earnings or losses from voluntary deferrals and our contributions, as applicable, as well as minimal investment fund fees. The 401(K) Plan does not guarantee a return on deferred amounts.

2025 PROXY STATEMENT	62

PROPOSAL 2: EXECUTIVE COMPENSATION
EXECUTIVE DEFERRED COMPENSATION PLAN

The Executive Deferred Compensation Plan is available to all executive management. Under the terms of the Executive Deferred Compensation Plan, participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. Distributions from the Executive Deferred Compensation Plan for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

The mutual funds available for investment in the Executive Deferred Compensation Plan for 2024, as well as those fund’s respective rates of return for 2024, are provided below.

		2024 Rate
Name of Fund	Ticker	of Return
American Funds 2010 Target Date Retirement Fund Class R6	RFTTX	8.16%
American Funds 2015 Target Date Retirement Fund Class R6	RFJTX	8.50%
American Funds 2020 Target Date Retirement Fund Class R6	RRCTX	8.94%
American Funds 2025 Target Date Retirement Fund Class R6	RFDTX	9.34%
American Funds 2030 Target Date Retirement Fund Class R6	RFETX	10.86%
American Funds 2035 Target Date Retirement Fund Class R6	RFFTX	12.73%
American Funds 2040 Target Date Retirement Fund Class R6	RFGTX	14.79%
American Funds 2045 Target Date Retirement Fund Class R6	RFHTX	15.17%
American Funds 2050 Target Date Retirement Fund Class R6	RFITX	15.43%
American Funds 2055 Target Date Retirement Fund Class R6	RFKTX	15.58%
American Funds 2060 Target Date Retirement Fund Class R6	RFUTX	15.60%
Carillon Eagle Mid Cap Growth Fund Class R6	HRAUX	13.21%
Cohen & Steers Real Estate Securities Fund, Inc. Class Z	CSZIX	6.79%
Fidelity Intl Cptl Apprec K6	FAPCX	8.28%
Fidelity 500 Index Fund	FXAIX	25.00%
Fidelity Global ex US Index Fund	FSGGX	5.31%
Fidelity Mid Cap Index Fund	FSMDX	15.35%
Fidelity Small Cap Index Fund	FSSNX	11.69%
Fidelity Large Cap Growth Index	FSPGX	33.26%
Fidelity US Bond Index Fund	FXNAX	1.34%
Goldman Sachs Small Cap Value Insights Fund Class R6	GTTUX	11.87%
JPMorgan Equity Income Fund Class R6	OIEJX	12.80%
PGIM Total Return Bond Fund Class R6	PTRQX	23.48%
Putnam Small Cap Growth R6	PLKGX	13.21%
Vanguard Treasury Money Market Investor	VUSXX	5.24%
Victory Sycamore Established Value Fund Class R6	VEVRX	10.35%

The table below provides the balance as of December 31, 2024, of our NEOs’ Executive Deferred Compensation Plan accounts.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	Balance
	Last FY	Last FY	in Last FY (1)	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)
Bolton CEO	$227,176	$113,796	$510,875	$ -	$6,060,999
Holder CFO	$ 20,876	$ 8,155	$ 1,270	$ -	$ 30,302
Campbell Former CFO	$254,381	$ 26,900	$439,135	$ -	$3,929,643
Hill President and CIO	$105,171	$ 41,138	$ 97,431	$ -	$ 821,519
DelPriore GC and CAO	$ 74,557	$ 45,845	$125,472	$ -	$1,543,576
Argo CSAO	$ 19,980	$ 16,344	$ 13,040	$ -	$ 109,529

(1)
Values represent deemed combined investment earnings or losses from voluntary deferrals and our contributions, as applicable. The Executive Deferred Compensation Plan does not guarantee a return on deferred amounts.

2025 PROXY STATEMENT	63

PROPOSAL 2: EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

EMPLOYMENT AGREEMENTS

During 2024, Mr. Bolton was a participant in an employment agreement with us that was entered into on March 24, 2015, that replaced his previous agreement which had been entered into in 2008. The employment agreement outlines the compensation he will receive and (i) has a term of one year that renews automatically on the first day of each month for an additional one-month period, so that on the first day of each month, unless sooner terminated in accordance with the terms of the agreement, the remaining term is one year; (ii) provides for an annual base salary for Mr. Bolton, subject to change at the discretion of the Compensation Committee; and (iii) allows for annual incentive/bonus compensation.

Upon Mr. Bolton’s termination due to death or permanent disability or in the event he is terminated without cause or resigns for good reason, we will pay Mr. Bolton (or his personal representative) all amounts due to him as of the date of termination under the terms of all incentive and bonus plans, and will also continue to pay him his base salary as then in effect for one year after the termination. In addition, all stock options or shares of restricted stock issued to Mr. Bolton will become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the in-the-money value of the shares covered by all such options.  In compliance with the 2022 LTIP, 2023 LTIP and 2024 LTIP, Mr. Bolton will also receive a pro-rata award (based on the number of days from grant to termination date) of any Performance Share Awards which would have been earned and issued under the plans except for the fact that the termination date preceded the end of the performance period. Shares of restricted stock will be issued in line with the underlying plan timing and will be immediately fully vested. Finally, we will pay to Mr. Bolton all legal fees incurred by him in connection with his termination without cause or resignation for good reason.

If Mr. Bolton is terminated without cause in anticipation of, on, or within three years after a change in control or resigns for good reason within three years after a change in control, he is entitled to receive a payment equal to the sum of 2.99 times his annual base salary in effect on the date of termination plus 2.99 times his average annual cash bonus paid during the two immediately preceding fiscal years. However, if the change in control transaction occurs within three years of Mr. Bolton’s planned retirement date, the maximum change in control payment would be the base salary and bonus payable to Mr. Bolton through the anticipated date of retirement.  In addition, all stock options and shares of restricted stock issued to Mr. Bolton shall become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by him, multiplied by the number of shares covered by all such options. In compliance with the 2022 LTIP, 2023 LTIP and 2024 LTIP, if Mr. Bolton is terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of Mr. Bolton’s termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to his termination date, shall be considered to be earned in full. The maximum number of restricted shares would be issued to Mr. Bolton and be fully vested immediately prior to the consummation of the sale event.  Finally, we will pay Mr. Bolton all legal fees incurred by him in connection with the change in control termination.

The employment agreement also contains certain confidentiality and non-competition provisions, as well as the agreement of Mr. Bolton, for a period of two years following a change in control termination, not to have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

CHANGE IN CONTROL AGREEMENTS

Messrs. Holder, Hill, DelPriore and Argo had change in control agreements during 2024 that were entered into on March 27, 2024, in regards to Mr. Holder, March 24, 2015, in regards to Mr. Hill, May 2, 2014, in regards to Mr. DelPriore, and March 20, 2024, in regards to Mr. Argo. The agreements outline the compensation they will receive under certain change in control scenarios. Mr. Campbell’s change in control agreement, entered into on December 13, 2021, mirrored the other agreements but terminated on March 31, 2024 in connection with his retirement.

Pursuant to each of their change in control agreements, in the event of a change in control termination, Messrs. Holder, Hill, DelPriore and/or Argo are entitled to receive a payment equal to the sum of 2.99 times their annual base salary in effect on the date of termination plus 2.99 times their average annual cash bonus paid during the two immediately preceding fiscal years.  In addition, all stock options and shares of restricted stock issued to Messrs. Holder, Hill, DelPriore and/or Argo shall become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Messrs. Holder, Hill, DelPriore and/or Argo may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by them, multiplied by the number of shares covered by all such options. In compliance with the 2022 LTIP, 2023 LTIP and 2024 LTIP, if Messrs. Holder, Hill, DelPriore and/or Argo are terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of the termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to the termination date, shall be considered to be earned in full. The maximum number of restricted shares would be issued and be fully vested immediately prior to the consummation of the sale event. Finally, we will pay Messrs. Holder, Hill, DelPriore and/or Argo all legal fees incurred by them in connection with the change in control. The change in control agreements also require that Messrs. Holder, Hill, DelPriore and/or Argo, for a period of two years following a change in control termination, not have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

2025 PROXY STATEMENT	64

PROPOSAL 2: EXECUTIVE COMPENSATION
RETIREMENT AND TRANSITION SERVICES AGREEMENT

In anticipation of Mr. Campbell’s planned retirement, he entered into a Retirement and Transition Agreement with us on December 12, 2023. The agreement provided for Mr. Campbell to retire as EVP and CFO on March 31, 2024, but remain employed by us as a Senior Advisor from April 1, 2024, through December 31, 2024, at which point Mr. Campbell’s employment would terminate. The agreement allowed for a base salary at the annual rate of $586,472 from January 1, 2024, through March 31, 2024, and a base salary at the annual rate of $293,236 from April 1, 2024, through December 31, 2024. No annual incentive plan was established for Mr. Campbell for the calendar year 2024.

CALCULATION OF BENEFITS

The following tables include an estimate of the potential payments we would be required to make upon termination of employment of the NEOs in each of the circumstances described below.  In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable.

✓	The date of termination is December 31, 2024
✓	The annual salary at the time of termination equals the 2024 base salary as established by the Compensation Committee, and in regards to Mr. Bolton, by the Board
✓	There is no accrued and unpaid salary
✓	There is no unpaid reimbursement for expenses incurred prior to the date of termination

TERMINATION DUE TO DEATH OR DISABILITY OR BY MAA WITHOUT CAUSE OR BY THE NEO FOR GOOD REASON IN THE ABSENCE OF A CHANGE IN CONTROL
Severance Benefit Component	Bolton CEO	Holder CFO (4)	Campbell (5) Former CFO (4)	Hill President and CIO (4)	DelPriore GC and CAO (4)	Argo CSAO (4)
12 months base salary (1)	$ 948,141	$ -	$ -	$ -	$ -	$ -
Pro-rated bonus	$ 1,896,281	$ -	$ -	$ -	$ -	$ -
Equity awards (2)	$12,835,531	$799,058	$2,204,470	$3,528,544	$3,824,750	$1,068,705
Insurance (3)	$ 14,638	$ -	$ -	$ -	$ -	$ -
Total	$15,694,591	$799,058	$2,204,470	$3,528,544	$3,824,750	$1,068,705

(1)	Semi-monthly payments of base salary for one year following the termination date, subject to the six-month delayed payment rule under Section 409A of the Internal Revenue Code.

(2)	Aggregate number of issued but unvested restricted shares as of December 31, 2024.

(3)	Upon a termination, other than death, lump sum payment for 12 months of insurance coverage for health, dental, life and disability substantially equivalent to the costs under MAA’s benefit plans.

(4)	NEO is not entitled to receive any severance benefits except certain equity awards in accordance with the terms and conditions of the applicable incentive plan document.

(5)	Reflects the amounts for which Mr. Campbell would have been eligible except for the fact that his Change in Control Agreement terminated on March 31, 2024, in conjunction with his retirement as CFO.

TERMINATION BY MAA WITHOUT CAUSE (OR BY THE NEO FOR GOOD REASON) IN ANTICIPATION OF, ON, OR WITHIN A SPECIFIED PERIOD AFTER A CHANGE IN CONTROL
Severance Benefit Component	Bolton CEO	Holder CFO	Campbell (4) Former CFO	Hill President and CIO	DelPriore GC and CAO	Argo CSAO
2.99 x base salary	$ 2,834,942	$1,270,021	$1,753,551	$ 1,794,024	$ 1,743,224	$1,149,996
2.99 x bonus (1)	$ 7,679,787	$ 339,658	$3,104,605	$ 2,269,283	$ 3,099,326	$1,102,417
Pro-rated bonus	$ 1,896,281	$ 424,756	$ -	$ 900,012	$ 757,923	$ 346,152
Equity awards (2)	$22,662,435	$1,483,872	$3,733,329	$ 6,142,303	$ 6,805,253	$1,840,774
Insurance (3)	$ 29,277	$ 41,487	$ 26,466	$ 41,676	$ 26,281	$ -
Total	$35,102,721	$3,559,794	$8,617,952	$11,147,297	$12,432,007	$4,439,339

(1)	Bonus is the average annual cash bonus paid for the two immediately preceding fiscal years.

(2)
Aggregate number of (i) issued but unvested restricted shares as of December 31, 2024, and (ii) the maximum number of performance share awards under the 2022 LTIP, the 2023 LTIP, and the 2024 LTIP, multiplied by $154.57, the closing price for MAA’s common stock on the NYSE on December 31, 2024.

(3)
For Mr. Bolton, lump sum payment for 24 months of insurance coverage for health, dental, vision, life, and disability substantially equivalent to the costs under MAA’s benefit plans. For Messrs. Holder, Campbell, Hill, DelPriore, and Argo, lump sum payment for 24 months insurance coverage for health, dental and vision.

(4)	Reflects the amounts for which Mr. Campbell would have been eligible except for the fact that his Change in Control Agreement terminated on March 31, 2024, in conjunction with his retirement as CFO.

2025 PROXY STATEMENT	65

CEO PAY RATIO
CEO PAY RATIO

As directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act, on August 5, 2015, the SEC adopted final rules regarding disclosure of (i) the median of the annual total compensation of all employees of a company, other than its principal executive officer, (ii) the annual total compensation of the company’s principal executive officer, and (iii) the ratio of those two amounts, or pay ratio. The purpose of this disclosure requirement is to provide a measure of the equitability of pay within the organization and to assist shareholders in better understanding and assessing a company’s executive compensation practices. We encourage you to consider this information in conjunction with the information provided in the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 41, which includes discussions on our compensation philosophy, percentage of executive pay tied to our performance results and long-term total shareholder return, peer comparisons and other information you may find useful in evaluating the appropriateness of our executive compensation packages. Our pay ratio is provided to assist you in evaluating our compensation practices and may not be meaningful when compared against other companies as impacts of varying organizational structures on employment bases and their respective compensation practices, as well as the methodology, assumptions and estimates any one company uses in determining their median employee, may impact the pay ratios among and within industries.

IDENTIFICATION OF MEDIAN EMPLOYEE

Calculations to identify the median employee are required by the SEC to be done every three years. We performed an analysis to identify a median employee for 2023. The median employee identified in 2023 is no longer employed by MAA. As such, for the CEO ration calculation, we have appointed the employee with the closest compensation to the original median employee to serve as the median employee for 2024. The following discussion provides details on how we identified the median employee in 2023.

POPULATION OF EMPLOYEES ANALYZED

The below outlines the full population of employees included in our 2023 analysis to identify our median employee.

WE INCLUDED EMPLOYEES IF THEY WERE:
✓  Employed by MAA or any of its subsidiaries,
✓  Employed on December 31, 2023, and
✓  Classified as full-time, part-time or temporary, except as set forth in the “We Excluded” column

WE EXCLUDED EMPLOYEES IF THEY WERE:
x  Our CEO,
x  Contract workers,
x  Temporary workers employed, and whose compensation was determined, by an unaffiliated third party,
x   A seasonal employee (MAA does not have seasonal employees), or
x  An international employee (MAA does not have international employees)

DATA USED TO IDENTIFY MEDIAN EMPLOYEE

To identify our median employee, we reviewed the 2023 income reported in Box 1 of Form W-2 for employees of MAA and its subsidiaries. While the value in Box 1 of Form W-2 is not calculated in the same manner as the total compensation in the Summary Compensation Table (the value on which the pay ratio is based), we felt it provided a consistent reporting value that could be applied across all associates that includes amounts for the largest categories of compensation represented in the Summary Compensation Table, which are salary, cash bonuses and stock awards. In regards to MAA’s compensation packages, the largest difference between the compensation reported in the Summary Compensation Table and Box 1 of Form W-2 is the value associated with stock awards, as the Summary Compensation Table reflects the full grant date fair value in accordance with FASB ASC Topic 718 in the year of grant while Box 1 of Form W-2 reflects the actual compensation realized in the year of vesting of stock awards actually earned. While these values can be materially different both in terms of amount and year in which they are recognized, given the limited number of participants in our equity incentive plans, we believe the differences in value would not move a participant from above the median to below the median and, therefore, would not have an impact on the identification of our median employee.

Before identifying the median employee, we adjusted the Box 1 of Form W-2 values to annualize the income of full-time and part-time employees hired after January 1, 2023, and employees who were on leave for a portion of the year for active military duty, under the Family and Medical Leave Act or as a result of an unpaid leave of absence. We made no other adjustments to the Box 1 of Form W-2 values, including any adjustments to normalize cost-of-living across geographic locations, before determining the median employee.

TOTAL MEDIAN EMPLOYEE COMPENSATION CALCULATION

After identifying the median employee, we calculated compensation to match the required disclosures in the Summary Compensation Table, to provide a comparable value to the amount of total compensation disclosed for Mr. Bolton, our CEO, and in compliance with SEC requirements. The total annual compensation for our median employee in 2024 was $59,237.

RESULTS

Mr. Bolton, our CEO, is our principal executive officer. When considering Mr. Bolton’s total annual compensation of $8,445,660 for 2024, as calculated in compliance with the required disclosures for the Summary Compensation Table, the ratio of our median employee’s total annual compensation to our principal executive officer’s total annual compensation was approximately 1:143.

2025 PROXY STATEMENT	66

PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive CAP and certain MAA performance for the fiscal years listed below. You should refer to the Compensation Disclosure and Analysis section of this Proxy Statement for a detailed description of how executive compensation relates to our performance and how the Compensation Committee makes its decisions.
					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO (b)	Compensation Actually Paid to PEO (c)	Average Summary Compensation Table Total for Non-PEO NEOs (d)	Average Compensation Actually Paid to Non-PEO NEOs (e)	Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)	Net Income (in thousands) (h)	Company Selected Measure Core FFO per Share (i)
2020	$4,725,312	$ 4,657,228	$1,959,200	$1,950,573	$99.36	$88.07	$264,015	$6.43
2021	$7,667,655	$22,312,216	$2,855,123	$8,092,843	$184.68	$142.47	$550,702	$7.01
2022	$8,369,017	$ 2,852,716	$3,144,347	$1,269,983	$129.74	$96.76	$654,776	$8.50
2023	$8,015,765	$ 2,144,633	$2,419,459	$ 986,781	$115.38	$103.64	$567,831	$9.17
2024	$8,445,660	$ 9,076,587	$1,847,954	$1,897,663	$138.39	$124.86	$541,576	$8.88
Column (b):	Represents the Total amount in the Summary Compensation Table for Mr. Bolton, our CEO, for all years shown.
Column (c):	CAP to Mr. Bolton, our CEO, was calculated as outlined below.

PEO	2020	2021	2022	2023	2024
SCT Total Compensation	$4,725,312	$7,667,655	$8,369,017	$8,015,765	$8,445,660
Less: Stock and Option Award Values Reported in SCT	(2,852,176)	(3,742,806)	(4,123,473)	(4,728,342)	(5,309,618)
Plus: Fair Value for Stock and Option Awards Granted	3,737,339	9,658,031	3,478,219	3,304,816	6,054,921
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	277,089	7,960,118	(4,189,587)	(4,244,626)	1,791,663
Change in Fair Value of Stock and Option Awards from Prior Years that Vested	(1,230,336)	769,218	(681,460)	(202,980)	(1,906,039)
Less: Fair Value of Stock and Option Awards Forfeited	-	-	-	-	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	-	-	-	-	-
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans	-	-	-	-	-
CAP	$4,657,228	$22,312,216	$2,852,716	$2,144,633	$9,076,587

Column (d):
 Represents the average Total amount in the Summary Compensation Table for the Non-PEO NEOs for each respective year. In 2020, our NEOs, other than the CEO, were Messrs. Campbell, DelPriore, Thomas L. Grimes, Jr. and Melanie Carpenter. In 2021 and 2022, our NEOs, other than the CEO, were Messrs. Campbell, DelPriore, Grimes and Hill. In 2023, our NEOs, other than the CEO, were Messrs. Campbell, DelPriore, Hill and Argo. In 2024, our NEOs, other than the CEO, were Messrs. Holder, Campbell, Hill, DelPriore and Argo.

Column (e):	Average CAP to each year’s Non-PEO NEOs was calculated as outlined below.

Average of NEOs	2020	2021	2022	2023	2024
SCT Total Compensation	$1,959,200	$2,855,123	$3,144,347	$2,419,459	$1,847,954
Less: Stock and Option Award Values Reported in SCT	(1,059,644)	(1,258,533)	(1,253,096)	(1,125,423)	(840,377)
Plus: Fair Value for Stock and Option Awards Granted	1,389,290	3,247,309	1,056,848	786,497	958,233
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	107,852	2,968,733	(1,418,158)	(1,039,069)	283,581
Change in Fair Value of Stock and Option Awards from Prior Years that Vested	(446,125)	280,211	(259,958)	(54,684)	(351,728)
Less: Fair Value of Stock and Option Awards Forfeited	-	-	-	-	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	-	-	-	-	-
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans	-	-	-	-	-
CAP	$1,950,573	$8,092,843	$1,269,983	$986,781	$1,897,663

Column (f):	Represents the cumulative value of $100 invested in MAA on December 31, 2019 through the last day of each respective year.
Column (g):
Represents the cumulative value of $100 invested in the Dow Jones U.S. Real Estate Apartment Index, (the comparative index used in our incentive plans for performance share grants tied to multi-year relative TSR), on December 31, 2019 through the last day of each respective year.

Column (h):	Represents the Net Income of MAA for each respective year, as expressed in thousands.
Column (i):
Besides the relative 3-Year TSR metric in our incentive plans for NEOs, the largest performance compensation metric is Core FFO per share, a key metric for assessing our overall financial performance and the primary award financial metric within the AIP for our NEOs. For a reconciliation of Net income available to our common shareholders to Core FFO per Share, see page 81.

2025 PROXY STATEMENT	67

PAY VERSUS PERFORMANCE
RELATIONSHIP BETWEEN PAY AND PERFORMANCE

Below are graphs that reflect the relationship between CAP to our CEO and other NEOs against the market and financial metrics included in the Pay versus Performance table on the previous page.

The relationship between CAP to our PEO and Average CAP to our Non-PEO NEOs to the Value of an Initial Fixed $100 Investment Based on cumulative TSR and cumulative Peer Group TSR is presented in the following chart.	The relationship between CAP to our PEO and Average CAP to our Non-PEO NEOs to Core FFO per Share is presented in the following chart.

The relationship between CAP to our PEO and Average CAP to our
Non-PEO NEOs to Net Income is presented in the following chart.

The below list of financial measures represents the measures the Compensation Committee felt were the most important measures in linking executive CAP to our performance during 2024. Consequently, these measures were used in our compensation incentive plans to link awards to performance realized.

3-Year TSR of MAA versus 3-Year TSR of the Dow Jones U.S. Real Estate Apartment Index
Annual Core FFO per Share
Annual SS NOI Growth
Annual FAD

2025 PROXY STATEMENT	68

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3:	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025	FOR

MATTER TO BE VOTED
Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for 2025.

The Audit Committee is solely responsible for selecting our independent registered public accounting firm and has selected Ernst & Young LLP to audit our financial statements and internal controls over financial reporting as of the fiscal year ending December 31, 2025. Although shareholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2025, our Board believes that submitting the appointment of Ernst & Young LLP to the shareholders for ratification is a matter of good corporate governance.

VOTE REQUIRED
This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

Shareholder approval for the appointment of our independent registered public accounting firm is not required, but the Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

IMPACT OF ABSTENTIONS: Abstentions will have no legal effect on whether this proposal is approved.

IMPACT OF BROKER NON-VOTES: Broker non-votes will have no legal effect on whether this proposal is approved.

BOARD RECOMMENDATION
On behalf of the Audit Committee, the Board recommends you vote FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2025

Ernst & Young LLP audited our annual financial statements for the fiscal year ended December 31, 2024, and our internal control over financial reporting as of December 31, 2024. On February 4, 2025, following a review of the qualifications, performance, cost and independence of Ernst & Young LLP, among other considerations, the Audit Committee appointed Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Ernst & Young LLP has performed as our external auditors continuously since 2005. The Audit Committee believes that the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025 is in the best long-term interest of our shareholders.

A representative of Ernst & Young LLP will attend the Annual Meeting to make a statement if they so desire and to answer any appropriate questions.

2025 PROXY STATEMENT	69

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT AND NON-AUDIT FEES

The following table shows the fees paid or accrued by us for audit and other services provided by Ernst & Young LLP, our independent registered public accounting firm, for the years ended December 31, 2024, and 2023.

SEC rules under Section 202 of the Sarbanes-Oxley Act of 2002 require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2002, our Audit Committee began pre-approving all services provided by our independent registered public accounting firm and has pre-approved all services since that time. The Audit Committee has determined that the nature and level of non-audit services that Ernst & Young LLP provides to us is compatible with maintaining the independence of Ernst & Young LLP.

	2024	2023
Audit Fees (1)	$2,314,925	$2,100,000
Audit-Related Fees (2)	-	-
Tax Fees (3)	534,863	396,764
All Other Fees (4)	-	-
Total Fees	$2,849,788	$2,496,764

(1)
Audit Fees consists of fees billed for professional services rendered and expenses incurred relating to the audit of our financial statements and internal control over financial reporting, the review of our interim financial statements and the work performed on securities offerings and other filings with the SEC, including comfort letters, consents and comment letters.

(2)
Audit-Related Fees consists of fees billed for professional services rendered and expenses incurred for assurance and other services related to the audit of our financial statements that are not reported under audit fees.

(3)
Tax Fees consists of fees billed for professional services rendered and expenses incurred related to tax return preparation and compliance and general tax consulting. For 2024, Tax Fees included fees billed specifically pertaining to tax return compliance, Mid-America Apartments, Inc. dividend distribution alternatives, cost segregation studies, and general federal and state tax consulting. For 2023, Tax Fees included fees billed specifically pertaining to tax return compliance, Mid-America Apartments, L.P. tax capital modeling, cost segregation studies, and general federal and state tax consulting.

(4)	All Other Fees consists of any fee not listed above.

AUDIT COMMITTEE POLICIES

PRACTICES RELATED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SOLE AUTHORITY TO APPOINT OR REPLACE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm and is responsible for the compensation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attestation services for MAA. As such, the independent registered public accounting firm reports directly to the Audit Committee.

OVERSIGHT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In addition to quarterly written materials submitted to the Audit Committee, representatives of the independent registered public accounting firm meet with the Audit Committee, management and Internal Audit on a quarterly basis. The Audit Committee routinely meets with representatives of the independent registered public accounting firm as well as management and/or Internal Audit in separate executive sessions throughout the year. The Chairman of the Audit Committee may also receive or request periodic or ad hoc updates from the independent registered public accounting firm, management and/or Internal Audit between scheduled meetings, as desired.

PRE-APPROVAL OF ALL AUDITING AND NON-AUDITING SERVICES

The Audit Committee pre-approves all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit Committee has delegated the authority to pre-approve such services and fees to the Chairman of the Audit Committee when scheduling a full committee meeting to timely consider a proposed service or fee is not feasible. Any decisions to pre-approve services or fees made solely by the Chairman of the Audit Committee are presented to the full Audit Committee for ratification at its next scheduled meeting. Authority to pre-approve services and fees of the independent registered public accounting firm may not be delegated to any member of management.

2025 PROXY STATEMENT	70

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ANNUAL EVALUATION AND SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee annually evaluates the performance of our independent registered public accounting firm and audit engagement team and determines whether to reengage the then current firm. Among other items, the Audit Committee considers the following factors when making this determination:

✓ The Audit Committee’s determination of prior performance of the independent registered public accounting firm including the quality and efficiency of work performed as well as familiarity of our operations, accounting policies and procedures and internal control over financial reporting,

✓ Independence considerations including independence controls of the independent registered public accounting firm and the type and quantity of non-audit services provided to us, any member of the Board and any NEO,

✓ Recent Public Company Accounting Oversight Board reports related generally to the independent registered public accounting firm and specifically to audits performed by members of our engagement team,

✓ Depth of financial, accounting and industry experience, technical expertise and resources of the independent registered public accounting firm in general and of the members of the audit engagement team specifically,

✓ The quality, candor and frequency of the independent registered public accounting firm’s communications,

✓ The appropriateness of fees charged by the independent registered public accounting firm, and

✓ The results of the most recent shareholder vote to ratify the appointment of the independent registered public accounting firm. Shareholders ratified the selection of Ernst & Young LLP to be our independent registered public accounting firm for 2024 by 97.97% at the 2024 Annual Meeting of Shareholders.

ROTATION OF AUDIT ENGAGEMENT TEAM MEMBERS

The Audit Committee ensures that the rotation of the lead audit partner and audit engagement team members of our independent registered public accounting firm is done in compliance with NYSE and SEC regulations. In addition, the Audit Committee participates in the selection and approval of the lead audit partner and may, from time to time, also engage in discussions surrounding individual audit engagement team member needs.

HIRING OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM EMPLOYEES

RESTRICTIONS ON HIRING OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM EMPLOYEES
MAA will not hire an individual who is concurrently an employee of its independent registered public accounting firm, nor will MAA hire an individual in an accounting role or financial reporting oversight role if they remain in a position to influence MAA’s independent registered public accounting firm’s operations or policies.

REQUIRED APPROVAL FOR HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM
MAA’s Principal Accounting Officer or Chief Financial Officer must approve the hiring of any candidate who served on the independent registered public accounting firm’s audit engagement team for MAA.

COOLING OFF PERIOD BEFORE HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM
MAA will not hire a former member of the independent registered public accounting firm’s audit engagement team for MAA in an accounting or financial reporting oversight role before a required “cooling-off” period has elapsed.

REPORTING OF HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM TO AUDIT COMMITTEE
Management discloses all hires of former members of the independent registered public accounting firm’s audit engagement team for accounting or financial reporting oversight roles to the Audit Committee at least quarterly.

OTHER PRACTICES

AUDIT COMMITTEE COMPRISED SOLELY OF INDEPENDENT MEMBERS OF THE BOARD

The Audit Committee is comprised solely of independent members of the Board.

FINANCIAL EXPERT

Tamara Fischer, Alan B. Graf, Jr. and Edith Kelly-Green serve on the Audit Committee and have been determined by the Audit Committee and the Board to meet the definition of an audit committee financial expert under the applicable SEC rules. Ms. Fischer, Mr. Graf and Ms. Kelly-Green are independent under NYSE and SEC independence standards applicable to Audit Committee members.

ANONYMOUS WHISTLEBLOWER PLATFORM

The Audit Committee has established a formal Whistleblower Policy with related procedures which allows for the anonymous submission and addressing of concerns related to accounting, internal accounting controls and auditing matters. The policy and procedures are reviewed annually by the Audit Committee and are publicly provided with other corporate governance materials on MAA’s investor relations website at http://ir.maac.com/Corporate-Governance.

2025 PROXY STATEMENT	71

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT

The Audit Committee has the responsibilities and powers set forth in its charter which include the responsibility to assist our Board of Directors in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the independent auditor and our internal audit function, pre-approval of related party transactions and our endeavors to address cybersecurity and environmental, social and governance risks. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the identification, assessment and management of cybersecurity, environmental, social and governance risks, the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out an audit of our annual financial statements, an audit of our internal controls over financial reporting, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, as well as other procedures.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2024 with management. In addition, the Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, and other matters required by the charter of this committee.

The Audit Committee also has received the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, and has discussed with Ernst & Young LLP their independence from MAA and its management.

The Audit Committee has received both management’s and the independent registered public accounting firm’s reports on internal control over financial reporting and has discussed those reports.

The Audit Committee has discussed with management and representatives of the independent registered public accounting firm such other matters and received such assurances from them as they deemed appropriate.

As a result of their review and discussions, the Audit Committee has recommended to the Board of Directors the inclusion of our audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

AUDIT COMMITTEE:
Alan B. Graf, Jr., Chairman
Tamara Fischer
Edith Kelly-Green
Gary S. Shorb

2025 PROXY STATEMENT	72

SECURITIES OWNERSHIP
SECURITIES OWNERSHIP

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information regarding shares of MAA common stock which could be issued with respect to compensation plans as of December 31, 2024.
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)(1)	(b)(1)	(c)(2)
Equity compensation plans approved by security holders	463	$ 81.41	968,670
Equity compensation plans not approved by security holders	None	None	None
Total	463	$ 81.41	968,670
(1)	The outstanding options were issued in exchange for options outstanding with Post Properties, Inc. at the time of our merger.
(2)	Represents shares available to be issued under our 2023 Omnibus Incentive Plan.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The number of shares owned and percentage ownership in the following table is based on 116,900,856 shares of common stock outstanding on March 14, 2024. The following table sets forth information, regarding each person known to us to be the beneficial owner of more than five percent of our common stock.  The information in the following table is based solely on Schedule 13G filings with the SEC by the respective identified beneficial owners.
	Amount and		Notes on Amounts from Schedule 13G Disclosures
	Nature of		Power to Vote or		Power to Dispose or
Name and Address	Beneficial	Percent	Direct the Vote		Direct the Disposition
of Beneficial Owner	Ownership	of Class	Sole	Shared	Sole	Shared
The Vanguard Group	18,751,852	16.0%	-	243,919	18,163,614	588,238
100 Vanguard Blvd
Malvern, PA 19355
Data as of 2/13/2024 per SC 13G/A

BlackRock, Inc.	14,232,284	12.2%	12,889,111	-	14,232,284	-
50 Hudson Yards
New York, NY 10001
Data as of 11/8/2024 per SC 13G/A

State Street Corporation	7,747,060	6.6%	-	4,620,150	-	7,727,634
State Street Financial Center 1 Congress Street, Suite 1
Boston, MA 02114-2016
Data as of 1/29/2024 per SC 13G/A

Capital World Investors	6,695,193	5.7%	6,636,915	-	6,695,193	-
333 South Hope Street, 55th Floor
Los Angeles, CA 90071
Data as of 2/13/2025 per Schedule 13G

2025 PROXY STATEMENT	73

SECURITIES OWNERSHIP
SECURITY OWNERSHIP OF MANAGEMENT

The number of shares owned and percentage ownership in the following table is based on 116,900,856 shares of common stock outstanding on March 15, 2024. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of March 15, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth the beneficial ownership of our common stock as of March 15, 2024 by (i) each Director, (ii) each Director Nominee, (iii) each NEO in the Summary Compensation Table, and (iv) all Directors, Director Nominees and executive officers as a group. Unless otherwise indicated, voting power and investment power are exercisable solely by the named person. The address of each officer, Director and/or Director Nominee listed below is 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

Name of Beneficial Owner	Aggregate Number of Shares Beneficially Owned	Percent of Class	Notes
Timothy Argo	16,593	(3)	27 shares held by Mr. Argo through an individual retirement account; 772 shares attributed to Mr. Argo in our Employee Stock Ownership Plan.
H. Eric Bolton, Jr. (1)(2)	437,790	(3)	Includes 110,000 shares that Mr. Bolton has the current right to acquire upon redemption of limited partnership units; 10,052 shares attributed to Mr. Bolton in our Employee Stock Ownership Plan.
Albert M. Campbell, III	82,896	(3)
Includes 3,585 shares attributed to Mr. Campbell in our Employee Stock Ownership Plan; 100 shares held by Mr. Campbell through an individual retirement account; and 11,523 shares owned in a joint account with his wife for which Mr. Campbell has shared voting and investment power.

Deborah H. Caplan (1)(2)	3,609	(3)	Includes 761 shares held in a deferred compensation account.
John P. Case (1)(2)	2,941	(3)	Includes 2,741 shares held in a deferred compensation account.
Robert J. DelPriore	53,969	(3)
Tamara Fischer (1)(2)	2,436	(3)	Includes 2,436 shares held in a deferred compensation account.
Alan B. Graf, Jr. (1)(2)	48,362	(3)	Includes 35,924 shares held in a deferred compensation account.
Brad Hill (1)	39,809	(3)	Includes 1,030 shares Mr. Hill holds indirectly, which he has authority to vote as trustee.
A. Clay Holder	5,603	(3)
Edith Kelly-Green (1)(2)	6,039	(3)	Includes 6,039 shares held in a deferred compensation account.
James K. Lowder (2)	246,649	(3)
Includes 233,716 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, as to 4,990 of which Mr. Lowder would have shared voting and investment power (4,990 owned by JKL Investments, LLC); 60,105 of the limited partnership units owned by Mr. Lowder are pledged as collateral on various loans. See Policy Regarding the Ability of Employees or Directors to Engage in Hedging Transactions or Pledging of Securities on pages 19-20.

Thomas H. Lowder (2)	294,797	(3)
Includes 248,654 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, 19,928 of which Mr. Lowder would have shared voting and investment power (19,928 owned by THL Investments, LLC); 7,062 shares held in a deferred compensation account; 25,791 shares held by Mr. Lowder through an individual retirement account; and 357 shares indirectly owned for which Mr. Lowder has shared voting and investment power (357 shares owned by THL Investments, LLC).

Sheila K. McGrath (1)(2)	797	(3)	Includes 797 shares held in a deferred compensation account.
Claude B. Nielsen (1)(2)	32,592	(3)	Includes 2,111 shares that Mr. Nielsen has the current right to acquire upon redemption of limited partnership units; and 18,364 shares held in a deferred compensation account.
Gary S. Shorb (1)(2)	33,934	(3)	Includes 29,037 shares held in a deferred compensation account.
David P. Stockert (1)(2)	114,335	(3)	Includes 14,943 shares held in a deferred compensation account; and 44,706 shares owned by Mr. Stockert’s spouse.
All Directors, Director Nominees and executive officers as a group (17 persons)	1,423,152	1.2%
Includes 594,482 shares that may be acquired upon redemption of limited partnership units; 130,574 shares held in deferred compensation accounts; and 14,409 shares held in our Employee Stock Ownership Plan.

(1)	Director Nominees

(2)	Directors

(3)	Less than 1%

(4)
Mr. J. Lowder has not been nominated for election at the Annual Meeting due to our age limitation policy. Immediately after the Annual Meeting, no directors or executive officers will have shares pledged as collateral on a loan. No pledges are allowed under or Ability of Employees or Directors to Engage in Hedging Transactions or Pledging of Securities and no waivers may be granted. See pages 19-20 for more details.

2025 PROXY STATEMENT	74

GENERAL INFORMATION
GENERAL INFORMATION

MEETING INFORMATION

MEETING INFORMATION

DATE	Tuesday, May 20, 2025

TIME	12:30 p.m. CDT

PLACE	www.virtualshareholdermeeting.com/MAA2025

Shareholders may participate in the Annual Meeting by using any internet accessible device to log into the above URL with their 16-digit control number.

HOW SHAREHOLDERS CAN ATTEND THE ANNUAL MEETING

Starting at 12:15 p.m. CDT on May 20, 2025, shareholders can use any device that allows them to access the internet to go to www.virtualshareholdermeeting.com/MAA2025. To participate in the Annual Meeting, shareholders will need to enter the 16-digit control number included on their proxy card, Notice of Internet Availability or Voter Instruction Form. If a shareholder cannot locate their 16-digit control number they may attend the Annual Meeting as a guest; however, shareholders must log in as a shareholder in order to ask a question or vote during the Annual Meeting.

HOW GUESTS CAN ATTEND THE ANNUAL MEETING

Starting at 12:15 p.m. CDT on May 20, 2025, guests can use any device that allows them to access the internet to go to www.virtualshareholdermeeting.com/MAA2025 and log in to the Annual Meeting as a guest. Participants joining the Annual Meeting as a guest will not be able to ask a question or vote during the Annual Meeting.

TECHNICAL DIFFICULTIES

The virtual meeting platform is supported across most internet browsers and devices (desktops, laptops, tablets and smart phones) that are running updated versions of applicable software and plugins. Shareholders should ensure they have a strong internet connection wherever they intend to participate in the Annual Meeting. If you encounter any difficulties accessing the virtual meeting after 12:15 p.m. CDT on May 20, 2025, please call the technical support number that will be posted on the virtual meeting log in page.

HOW SHAREHOLDERS CAN ASK A QUESTION DURING THE ANNUAL MEETING

Shareholders may ask a question during the Annual Meeting by typing a question in the “Ask a Question” field after joining the Annual Meeting as a shareholder.

Only shareholders will be permitted to ask questions during the Annual Meeting. All questions should be relevant to the proposals being considered at the Annual Meeting. Due to time limitations or the nature of any individual question (whether not related to the business to be conducted at the Annual Meeting or otherwise inappropriate or repetitive), not all questions may be answered. Questions will be answered solely at the discretion of MAA and MAA’s determination as to the relevancy or appropriateness of a question will be binding.

REQUIRED QUORUM TO HOLD THE ANNUAL MEETING

A quorum of shareholders is required to hold a valid meeting and will be present if at least a majority of the shareholders eligible to participate and vote are represented at the Annual Meeting. On March 14, 2025, the record date for the Annual Meeting, there were 116,900,856 shares of common stock outstanding and entitled to vote. Thus, 58,450,429 shares of common stock must be represented by shareholders present either in person virtually or by proxy at the Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy to vote in advance or vote in person virtually at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the meeting or a majority of the votes present virtually at the Annual Meeting may adjourn the meeting to another date.

2025 PROXY STATEMENT	75

GENERAL INFORMATION
VOTING INFORMATION

HOW TO VOTE

You may vote by proxy in advance of or during the Annual Meeting by following the below instructions, but we encourage you to vote in advance even if you plan to attend the Annual Meeting.

VOTE IN ADVANCE OF THE ANNUAL MEETING

To vote in advance of the Annual Meeting, you must vote by 11:59 p.m. EDT on May 19, 2025, for shares held directly and 11:59 p.m. EDT on May 15, 2025, for shares held in a company plan.

ONLINE	www.ProxyVote.com	You will need the 16-digit control number from your Notice of Internet Availability, proxy card or Voter Instruction Form

QR CODE	Scan the QR Code on your Notice of Internet Availability or proxy card

BY PHONE	800-690-6903	You will need the 16-digit control number from your Notice of Internet Availability, proxy card or Voter Instruction Form

BY MAIL	Complete, sign, date and return your proxy card or Voter Instruction Form in the postage-paid envelope provided

Beneficial owners should refer to the instructions received from the organization holding their account if they are unable to vote through any of the means provided above.

VOTE DURING THE ANNUAL MEETING

You may vote live during the Annual Meeting via the online meeting platform. Beneficial owners who do not have a 16-digit control number should check with the organization that holds their shares for special instructions.

ONLINE	www.virtualshareholdermeeting.com/MAA2025	You will need to log into the Annual Meeting as a shareholder by using your 16-digit control number to be able to vote during the Annual Meeting

CHANGING YOUR VOTE

If you vote or elect to grant a proxy in advance of the Annual Meeting, you can revoke your proxy and/or change your vote at any time before the final vote at the Annual Meeting. Follow the voting instructions to change your vote.

SHAREHOLDERS ENTITLED TO VOTE

SHAREHOLDERS OF RECORD

Only shareholders of record at the close of business on the record date, March 14, 2025, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on the record date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. The only class of stock that can be voted at the Annual Meeting is our common stock.  Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. As of the close of business on March 14, 2025, we had 116,900,856 shares of common stock outstanding.

MAA ESOP

If you had shares in an account under our Employee Stock Ownership Plan on March 14, 2025, you have the right to vote the shares in your account.

BENEFICIAL OWNERS

If on March 14, 2025 your shares were held in an account at a brokerage firm, bank, dealer or similar organization, you are the beneficial owner and proxy materials are provided to you by that organization. The organization holding your account is the shareholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you can direct your broker or other agent on how to vote the shares in your account. You should refer to the materials received from that organization to direct the vote of your shares and for other questions.

SOLICITATION OF PROXIES

MAA is soliciting proxies, and your vote is very important. For this reason, our Board requests that you allow your shares to be represented at the Annual Meeting by the proxies named on your proxy card or Voter Instruction Form. If you elect to do so, you can revoke your proxy at any time before the final vote at the Annual meeting. Follow the voting instructions to change your vote. We will bear the entire cost of soliciting proxies. In addition to soliciting proxies through the Notice of Internet Availability, our Directors or employees may also solicit proxies in person, by phone or by other means. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also, upon request, reimburse brokerage firms, banks and other agents for the cost of providing proxy materials to beneficial owners. If you receive more than one Notice of Internet Availability, proxy card or Voter Instruction Form you must follow the instructions on each to ensure that all of your shares are represented and voted.

2025 PROXY STATEMENT	76

GENERAL INFORMATION
CASTING OF VOTES

If you submit a valid proxy through one of the avenues listed on pages 4 or 76, your vote(s) will be cast as you indicate. If you submit a properly executed proxy card without marking your voting selections, your shares will be voted per our Board recommendations FOR all Director Nominees and proposals contained within this Proxy Statement.

If any additional matters are properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board or, if no recommendation is given, in accordance with his or her best judgment. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For”, “Against” and “Abstain” votes.

In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as broker non-votes.

VOTES REQUIRED TO APPROVE PROPOSALS

For each proposal votes cast FOR the Director Nominee or proposal must exceed the votes cast AGAINST the Director Nominee or proposal for the Director Nominee to be elected or the proposal to be approved.

For all proposals, neither abstentions nor broker non-votes will have any legal effect on whether the Director Nominee is elected or the proposal is approved.

If a Director Nominee is an incumbent Director and fails to receive more FOR votes than AGAINST votes, the Director is required to tender his or her resignation to the Nominating and Corporate Governance Committee of the Board for consideration, and the Nominating and Corporate Governance Committee will determine whether it is advisable to accept or reject the resignation and will submit a recommendation to the Board for consideration.

The vote to approve executive compensation is an advisory, non-binding vote, and the Compensation Committee will consider the results of the vote for any immediate action it deems necessary as well as in setting future executive compensation.

Shareholder approval for the appointment of our independent registered public accounting firm is not required. The Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the audit firm by shareholders in selecting our independent registered public accounting firm in the future.

VOTING RESULTS

Preliminary voting results will be announced at the Annual Meeting. We will file the final results of the vote on a Current Report on Form 8-K with the SEC within four business days of the Annual Meeting.  Once filed, you will be able to access the Current Report on Form 8-K on our website by visiting http://ir.maac.com/SEC-Filings. Information from our website is not incorporated by reference into this Proxy Statement.

MEETING MATERIALS INFORMATION

MEETING MATERIALS

The proxy materials for the Annual Meeting, including the Annual Meeting Notice, Proxy Statement and Annual Report, are available at http://materials.ProxyVote.com/59522J. Notice of Internet Availability of materials was distributed to shareholders on or about April 1, 2025.

ADOPTION OF NOTICE AND ACCESS

In alignment with our corporate responsibility initiatives, we adopted the Notice and Access delivery format allowed under the SEC rules. As a result, on or about April 1, 2025, unless directed otherwise by a shareholder, we mailed a Notice of Internet Availability to shareholders entitled to receive notice of the Annual Meeting, which contained instructions on how to access the proxy materials on the Internet. Shareholders who had affirmatively requested electronic delivery of our proxy materials received their Notice of Internet Availability via electronic delivery and shareholders who previously made an election to permanently receive printed copies were mailed a full printed set of materials.

If you received a Notice of Internet Availability by mail or electronic delivery, you will not automatically receive a printed copy of the proxy materials. We believe that using the Notice and Access method of proxy delivery helps us to reduce the printing and postage expenses associated with our annual meetings, provides shareholders with more time to review materials by making them available sooner and reduces our environmental impact by minimizing our paper and ink usage as well as the energy and fuel required to print and deliver bulk materials. We encourage all of our shareholders to not only review the materials online but also sign up for electronic delivery of future notices to further reduce our collective impact on the environment, if they have not already done so.

Shareholders who prefer to receive a printed copy of materials may request they be mailed to them at no charge by scanning the QR barcode on their Notice of Internet Availability or using any of the methods as outlined below.

2025 PROXY STATEMENT	77

GENERAL INFORMATION
REQUEST A PRINTED COPY OF THE PROXY MATERIALS

To request a printed copy of the proxy materials you will need the 16-digit control number from your Notice of Internet Availability. Some Beneficial Owners may not be issued a 16-digit control number. Those owners should follow the instructions provided on their Voter Instruction Form from their bank or broker.

ONLINE	www.ProxyVote.com
BY PHONE	800-579-1639
BY E-MAIL	sendmaterial@proxyvote.com	Send a blank e-mail with your 16-digit control number in the Subject Line

ELECTRONIC DELIVERY

We encourage our shareholders to sign up for electronic delivery of proxy materials. Shareholders of Record can sign up for electronic delivery of materials while casting their vote online or by accessing their shareholder account with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. Beneficial owners should check with their broker or bank for availability of electronic delivery.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, including the financial statements, financial statement schedules and all exhibits may be obtained from our website by visiting http://ir.maac.com/SEC-Filings. Information from our website is not incorporated by reference into this Proxy Statement. You can also obtain a copy, free of charge, by writing our Investor Relations Department at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 or by calling (866) 576-9689.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering one copy of proxy materials to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders, and we undertake to deliver promptly upon written or oral request a separate copy of proxy materials to shareholders sharing an address to which a single copy of proxy materials was delivered. Such requests can be submitted in writing to MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, Attention:  Assistant Corporate Secretary or by phone at (901) 259-7721.  Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to householding. If at any time you no longer wish to participate in householding and would prefer to receive separate proxy materials, or if you are receiving multiple copies of proxy materials and wish to receive only one, please do one of the following: (i) mark the appropriate box on your proxy card if you hold registered shares or notify your broker if your shares are held in a brokerage account; or (ii) notify us in writing at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, Attention:  Assistant Corporate Secretary or by phone at (901) 259-7721. We can only household registered shares. If you own registered shares as well as hold shares in one or more brokerage accounts, you will continue to receive multiple copies of proxy materials.

2025 PROXY STATEMENT	78

GENERAL INFORMATION
MATTERS RELATED TO THE 2026 ANNUAL MEETING OF SHAREHOLDERS

SHAREHOLDER PROPOSAL REQUIREMENTS FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS

Shareholders who wish to submit proposals for inclusion in our proxy materials to be furnished to shareholders in connection with our 2026 Annual Meeting of Shareholders (other than proxy access Director nominations) must comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, or the Exchange Act. To be considered timely for inclusion in our proxy materials furnished by us to shareholders, such proposals must be sent to the Nominating and Corporate Governance Committee, Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 and be received no later than the close of business on December 2, 2025.

Shareholders may also directly submit proposals at our 2026 Annual Meeting of Shareholders, including proposals to nominate their own persons for election as directors by our shareholders. Our bylaws provide requirements for ownership and certain procedures that a shareholder must follow to make their own nominations of persons for election as Directors, or to submit other business, at an annual meeting of shareholders that is not included in our proxy materials. Pursuant to our bylaws, shareholders wishing to submit proposals or Director nominations that are not to be included in our proxy materials must give timely notice thereof in writing to our Corporate Secretary that contains all of the information and documents required by our bylaws and prepare their own proxy materials for our shareholders. To be timely for the 2026 Annual Meeting of Shareholders, you must submit such proposals or nominations to our Corporate Secretary, in writing, no later than the close of business on February 19, 2026 and no earlier than the close of business on January 20, 2026.

We advise you to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and Director nominations, including different notice submission date requirements in the event we do not hold our 2026 Annual Meeting of Shareholders between April 20, 2026, and July 19, 2026.  A copy of our bylaws can be found on the SEC website (https://www.sec.gov) as Exhibit 3.1 to the Current Report on Form 8-K that was filed on December 13, 2023. The Chairman of the 2026 Annual Meeting of Shareholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2026 Annual Meeting of Shareholders will confer discretionary voting authority with respect to any matter presented by a shareholder at that meeting for which we have not been provided with timely notice. Shareholder proposals must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than March 21, 2026.

PROXY ACCESS NOTICE REQUIREMENTS FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS

Our bylaws require eligible shareholders to give advance notice of any proxy access Director nomination.  The required notice, which must include the information and documents set forth in our bylaws, must be given no less than 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting of shareholders. Accordingly, to be timely for the 2026 Annual Meeting of Shareholders, our Corporate Secretary must receive the required notice no later than December 2, 2025. Notice must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

We advise you to review our bylaws, which contain additional requirements regarding advance notice of proxy access Director nominations, including different notice submission date requirements in the event we do not hold our 2026 Annual Meeting of Shareholders between April 20, 2026, and July 19, 2026. A copy of our bylaws can be found on the SEC website (https://www.sec.gov) as Exhibit 3.1 to the Current Report on Form 8-K that was filed on December 13, 2023.

QUESTIONS

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact our Legal Department at 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, or email investor.relations@maac.com or call (901) 682-6600.

2025 PROXY STATEMENT	79

NON-GAAP FINANCIAL MEASURES
NON-GAAP FINANCIAL MEASURES

CORE FFO
Core FFO represents FFO as adjusted for items that are not considered part of MAA's core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments. Because net income attributable to noncontrolling interests is added back, Core FFO, when used in this release, represents Core FFO attributable to common shareholders and unitholders. While MAA's definition of Core FFO may be similar to others in the industry, MAA's methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance.

FAD
FAD, as calculated under the 2024 LTIP, is composed of Core FFO less total capital expenditures, excluding development spending, property acquisitions, capital expenditures relating to significant casualty losses that management expects to be reimbursed by insurance proceeds and corporate related capital expenditures. Because net income attributable to noncontrolling interests is added back, FAD, when used in this release, represents FAD attributable to common shareholders and unitholders. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and capital expenditures.

FFO
FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gain or loss on disposition of operating properties, asset impairment and gain on consolidation of third-party development, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this release, represents FFO attributable to common shareholders and unitholders. While MAA's definition of FFO is in accordance with NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

NOI
Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

SS
MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Communities that have been approved by MAA's Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have experienced a significant casualty loss are also excluded from the Same Store Portfolio.

SS NOI
Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI excludes storm-related expenses related to severe weather events, including hurricanes and winter storms. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

2025 PROXY STATEMENT	80

NON-GAAP FINANCIAL MEASURES
A reconciliation of net income available for MAA common shareholders to FFO, Core FFO, Core adjusted FFO and FAD as calculated under the 2024 LTIP is set forth in the below table.

Amounts in thousands, except per share and unit data	Year Ended December 31,
	2024	2023
Net income available for MAA common shareholders	$523,855	$549,118
Depreciation and amortization of real estate assets	579,927	558,969
Gain (loss) on sale of depreciable real estate assets	(55,003)	62
Depreciation and amortization of real estate assets of real estate joint venture	628	615
Gain on consolidation of third-party development	(11,239)	-
Net income attributable to noncontrolling interests	14,033	15,025
Funds from operations attributable to MAA, or FFO	1,052,201	1,123,789
(Loss) gain on embedded derivative in preferred shares	18,751	(18,528)
Gain on sale of non-depreciable real estate assets	-	(54)
Gain on investments, net of tax	(6,078)	(3,531)
Casualty related charges (recoveries), net	(9,326)	980
Gain on debt extinguishment	-	(57)
Legal costs, settlements and (recoveries), net	9,437	(4,454)
Mark-to-market debt adjustment	-	(25)
Core funds from operations, or Core FFO	1,064,985	1,098,120
Recurring capital expenditures	(112,228)	(111,685)
Core adjusted funds from operations	952,757	986,435
Redevelopment capital expenditures	(51,670)	(98,177)
Revenue enhancing capital expenditures	(75,960)	(71,623)
Commercial capital expenditures	(7,823)	(6,922)
Other capital expenditures	(71,820)	(31,672)
Funds available for distribution, or FAD	$745,484	$778,041
Other capital expenditures adjustment under LTIPs	-	(29,297)
Funds available for distribution, or FAD as calculated under the 2024 LTIP	$745,484	$748,744

Weighted average common shares – diluted	116,776	116,645
FFO weighted average common shares and units – diluted	119,929	119,722

Earnings per common share - diluted:
Net income available for common shareholders	$4.49	$4.71
Funds from operations per Share - diluted, or FFO per Share	$8.77	$9.39
Core funds from operations per Share - diluted, or Core FFO per Share	$8.88	$9.17

A reconciliation of net income available for MAA common shareholders to net operating income is set forth in the below table.

Dollars in thousands	Year Ended December 31,
	2024	2023
Net income available for MAA common shareholders	$523,855	$549,118
Dividends to MAA Series I preferred shareholders	3,688	3,688
Net income attributable to noncontrolling interests	14,033	15,025
(Income) from real estate joint venture	(1,951)	(1,730)
Income tax benefit	5,240	4,744
Other non-operating (expense)	(1,655)	(31,185)
(Gain) on sale of non-depreciable real estate assets	-	(54)
Gain (loss) on sale of depreciable real estate assets	(55,003)	62
Interest expense	168,544	149,234
General and administrative expenses	56,516	58,578
Property management expenses	72,040	67,784
Depreciation and amortization	585,616	565,063
Total NOI	1,370,923	1,380,327
Non-SS and Other NOI	(49,746)	(40,517)
SS NOI	$1,321,177	$1,339,810

2025 PROXY STATEMENT	81

OTHER MATTERS
OTHER MATTERS

Our Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the person(s) named on the proxy card will have discretionary authority to vote all proxies as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Leslie B.C. Wolfgang
Senior Vice President, Chief Ethics and Compliance Officer, and Corporate Secretary

April 1, 2025

2025 PROXY STATEMENT	82

OTHER MATTERS
Mid-America Apartment Communities, Inc.

MAA
6815 Poplar Avenue
Suite 500
Germantown, Tennessee 38138
www.maac.com

MAA

MID-AMERICA APARTMENT COMMUNITIES, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 19, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 15, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MAA2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 19, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 15, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64299-P26220

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MID-AMERICA APARTMENT COMMUNITIES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:		**For**	**Against**	**Abstain**
1a.	H. Eric Bolton, Jr.	☐	☐	☐
1b.	Deborah H. Caplan	☐	☐	☐
1c.	John P. Case	☐	☐	☐
1d.	Tamara Fischer	☐	☐	☐
1e.	Alan B. Graf, Jr.	☐	☐	☐
1f.	Brad Hill	☐	☐	☐
1g.	Edith Kelly-Green	☐	☐	☐
1h.	Sheila K. McGrath	☐	☐	☐
1i.	Claude B. Nielsen	☐	☐	☐
1j.	Gary S. Shorb	☐	☐	☐
1k.	David P. Stockert	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	**For**	**Against**	**Abstain**
2. Advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in the proxy statement.	☐	☐	☐
3. Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2025.	☐	☐	☐

NOTE: In accordance with their best judgment, the named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report to Shareholders including our Form 10K are available at www.proxyvote.com.

V64300-P26220

MID-AMERICA APARTMENT COMMUNITIES, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2025, 12:30 PM CDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brad Hill, A. Clay Holder, and Leslie B.C. Wolfgang and each of them, as proxies, each with the power to appoint such person's substitute, and hereby authorizes them to vote, as designated on the reverse side, all the shares of common stock of Mid-America Apartment Communities, Inc. held of record by the undersigned on March 14, 2025 at the Annual Meeting of Shareholders to be held on May 20, 2025, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE THE REVERSE SIDE; YOU NEED NOT MARK ANY BOXES.

Continued and to be signed on reverse side